         As filed with the Securities and Exchange Commission on April 28, 1998.
                                                 Registration Nos.  33-19421
                                                                    811-5439


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                          ----------------------------------
                                       FORM N-4


               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           Post-Effective Amendment No. 18

                                        AND/OR

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 53

                          ----------------------------------


                                  VARIABLE ACCOUNT D
                                          OF
                          FORTIS BENEFITS INSURANCE COMPANY
                              (Exact Name of Registrant)
                          ----------------------------------


                          FORTIS BENEFITS INSURANCE COMPANY
                                 (Name of Depositor)
                                 500 Bielenberg Drive
                              Woodbury, Minnesota 55125
                 (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number, including Area Code:
                                     612-738-4000
                          ----------------------------------


                               RHONDA J. SCHWARTZ, ESQ.
                                 500 Bielenberg Drive
                              Woodbury, Minnesota 55125
                       (Name and Address of Agent for Service)

It is proposed that this filing will be come effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485.
--------

    X   on      May 1, 1998          pursuant to paragraph (b) of Rule 485.
-------

      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
-----


       on                            pursuant to paragraph (a)(1) of Rule 485.

------

     If appropriate, check the following box:

     This post-effective amendment designated a new effective date for a ---- previously filed post-effective amendment.

                          ----------------------------------

                                VARIABLE ACCOUNT D OF
                          FORTIS BENEFITS INSURANCE COMPANY

                        Cross Reference Sheet Showing Location
                           of Information in Prospectus or
                          STATEMENT OF ADDITIONAL INFORMATION

FORM N-4                                 PROSPECTUS CAPTION
--------                                 ------------------
1.  Cover Page                           Cover Page

2.  Definitions                          Special Terms Used in This
                                         Prospectus

3.  Synopsis of Highlights               Summary; Information concerning
                                         fees and charges

4.  Condensed Financial                  Information Summary -- Financial
                                         information

5.  General Description of               Summary--Separate Account
    Registrant, Depositor and            Investment Options; Fortis Benefits
    Portfolio Companies                  and the Separate Account; Fixed
                                         Account

6.  Deductions                           Summary--Charges and Deductions;
                                         Charges and Deductions

7.  General Description of Variable      Accumulation Period; General
    Annuity Contracts                    Provisions

8.  Annuity Period                       The Annuity Period

9.  Death Benefit                        Summary--Death Benefit;
                                         Accumulation Period -- Benefit
                                         Payable on Death of Annuitant or
                                         Contract Owner

10. Purchases and Contract Value         Accumulation Period -- Issuance of
                                         a Contract and   Purchase Payments-
                                         Contract Value

11. Redemptions                          Summary--Total and Partial
                                         Surrenders; Accumulation
                                         Period--Total and Partial
                                         Surrenders

12. Taxes                                Summary--Tax Implications; Federal
                                         Tax Matters

                                               PROSPECTUS OR
                                          STATEMENT OF ADDITIONAL
              FORM N-4                       INFORMATION CAPTION
             ---------                    ------------------------
             (cont'd.)

13. Legal Proceedings                     None

14. Table of Contents of  the             Contents of the Statement of
    Statement of Additional Information   Additional Information

15. Cover Page                            Cover Page

16. Table of Contents                     Table of Contents

17. General Information and History       Fortis Benefits

18. Services                              Services

19.  Purchases of Securities              Reduction of Charges
     Being Offered

20. Underwriters                          Services

21. Calculation of Performance Data       Appendix A

22. Annuity Payments                      Calculation of Annuity Payments

23. Financial Statements                  Financial Statements

PROFILE                                                     [LOGO]FORTIS-SM-


              THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD CONSIDER AND KNOW BEFORE PURCHASING THE OPPORTUNITY+ ANNUITY. THIS ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.



1.   THE ANNUITY CONTRACT



     Opportunity+ Variable and Fixed Annuity is a contract between you and Fortis Benefits Insurance Company. It is designed to help you accumulate assets for your retirement and other long term financial goals on a tax deferred basis.

     Opportunity+ offers you a diverse selection of money managers and investment options. You may divide your money among the 18 investment portfolios of the Fortis Series Fund and the fixed account of Fortis Benefits.

     The investment portfolios offer professionally managed investment options with goals ranging from capital preservation to aggressive growth. Your choices are found on the next page. These portfolios are designed to provide you with better potential return than the fixed account. Your investment, however, is not guaranteed. The value of your Opportunity+ contract can fluctuate up or down based on your choices and you may experience a loss. Opportunity+ does provide you with a death benefit that protects your beneficiaries from such loss.

     You can also choose to put all or part of your money in the fixed account. For this account, Fortis Benefits guarantees your investment and the interest rate it sets once a year.

     Like most annuities, this contract has two phases: the accumulation phase and the income phase. During the accumulation phase, you invest money in your contract. Your contract value is based on your investment choices. You may withdraw money from your contract. However, as with most other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. You may also be subject to an IRS tax penalty if you make withdrawals before age 59 1/2.


     During the income phase, you can elect to receive regular payments from your contract. Depending on your choice, these payments can be fixed in dollar amount or can vary with investment performance. The amount of these income payments also are determined by the amount you are able to accumulate during the accumulation phase of your contract.


 2.  ANNUITY INCOME OPTIONS
     (THE INCOME PHASE)

     You may select one of four annuity income options:

     (1)  monthly payments during your lifetime;
     (2) monthly payments during your lifetime, but with payments continuing to your beneficiary for a period from 10 to 20 years (as you select) if you die before the end of the selected period;
     (3) monthly payments during your lifetime and the lifetime of another person you select; and
     (4) monthly payments during your lifetime and the lifetime of another person, with the payments reduced by 1/2 when one of you dies.


     At the start of the income phase you can choose to have the payments come from the fixed account, the investment portfolios, or both. The dollar amount of your payments coming from the fixed account will be fixed. The payments from the investment portfolios you select will go up or down depending on their performance. Once payments begin, you cannot change your annuity option.


 3.PURCHASING AN OPPORTUNITY + FIXED
   AND VARIABLE ANNUITY CONTRACT

     You can buy this contract through your registered representative who can help you complete the proper forms. The minimum initial investment is $50. You can make additional contributions of at least $50 at any time during the accumulation period. The minimum investment may be smaller for certain employer sponsored plans.

4.   INVESTMENT OPTIONS

     You can invest your money in any of the following investment portfolios which are described in the fund prospectus:

     INTERNATIONAL STOCK

               Lazard Freres - International Stock Series
               Fortis - Global Growth Series
               Morgan Stanley - Global Asset
                                Allocation Series

     DOMESTIC STOCK

     SMALL CAP Fortis - Aggressive Growth Series
               Berger - Small Cap Value Series

     MID CAP   Fortis - Growth Stock Series
               Dreyfus - Mid Cap Stock Series

     LARGE CAP Alliance - Large Cap Growth Series
               T. Rowe Price - Blue Chip Stock Series
               Dreyfus - S & P 500 Index Series
               Fortis - Growth & Income Series
               Fortis - Value Series
               Fortis - Asset Allocation Series

     INTERNATIONAL BONDS

               Mercury - Global Bond Series


     DOMESTIC BONDS

               Fortis - High Yield Series
               Fortis - Diversified Income Series
               Fortis - U.S. Government Securities Series
     CASH      Fortis - Money Market Series

     You may also choose to invest in the guaranteed fixed account.

     5.   EXPENSES

     Each year we deduct a $30 contract maintenance fee from your contract value. This fee is waived if your contract value is at least $25,000. We also deduct insurance charges equal to 1.35% annually of the average daily value of your contract in the investment portfolios. As with other professionally managed investments, there are also investment charges on money in the investment portfolios, estimated to range from 0.38% to 1.16%.

     If you decide to cancel your contract or take money out in excess of the annual free withdrawal amount, there may be a withdrawal charge equal to 5% of the investment you withdraw, within 5 years of its payment. The annual free withdrawal amount is 10% of your payments beginning in year one.

     In a limited number of states, you may also be assessed a state premium tax charge of up to 4%, depending upon the state. In these states, this tax will be deducted when you cancel the contract, begin the income phase, or if the death benefit is paid. In many states, there is no tax at all.

     The following chart is designed to help you understand the expenses in your contract. The column labeled "Total Annual Expenses" includes the total of the $30 contract maintenance fee (included as 0.05%), the 1.35% insurance charge and the investment management expenses for each portfolio. The right side of the chart shows you two examples of the expenses, in dollars, you would pay under the contract. The examples assume that you invest $1,000, earn 5% annually and withdraw your money: (1) at the end of one year, and (2) at the end of ten years. In the first example, the total annual expenses are assessed along with the withdrawal charges. In the second example the total annual expenses for the ten years are shown but there is no withdrawal charge assessed. The premium tax is assumed to be 0% for both examples. Please see the prospectus for more complete examples.

PORTFOLIO                               TOTAL ANNUAL   TOTAL ANNUAL       TOTAL            EXAMPLES
                                          INSURANCE     INVESTMENT       ANNUAL
                                          EXPENSES       EXPENSES       EXPENSES      1 YEAR       10 YEARS

INTERNATIONAL STOCK

Lazard Freres - International Stock         1.40%         1.08%         2.48%           $70          $278
Fortis - Global Growth                      1.40%         0.79%         2.19%           $67          $249
Morgan Stanley - Global Asset Allocation    1.40%         1.16%         2.56%           $71          $286
---------------------------------------------------------------------------------------------------------
DOMESTIC STOCK

SMALL CAP
Fortis - Aggressive Growth                  1.40%         0.76%         2.16%           $67          $246
Berger - Small Cap Value                    1.40%         1.10%         2.50%           $70          $280

MID CAP
Fortis - Growth Stock                       1.40%         0.66%         2.06%           $66          $236
Dreyfus - Mid Cap Stock                     1.40%         1.10%         2.50%           $70          $280

LARGE CAP
Alliance - Large Cap Growth                 1.40%         1.10%         2.50%           $70          $280
T. Rowe Price - Blue Chip Stock             1.40%         1.02%         2.42%           $69          $272
Dreyfus - S&P500 Index                      1.40%         0.51%         1.91%           $64          $220
Fortis - Growth & Income                    1.40%         0.70%         2.10%           $66          $240
Fortis - Value                              1.40%         0.83%         2.23%           $67          $253
Fortis - Asset Allocation                   1.40%         0.53%         1.93%           $64          $222
---------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS

Mercury - Global Bond                       1.40%         1.10%         2.50%           $70          $280
---------------------------------------------------------------------------------------------------------
DOMESTIC BONDS

Fortis - High Yield                         1.40%         0.62%         2.02%           $65          $231
Fortis - Diversified Income                 1.40%         0.55%         1.95%           $65          $224
Fortis - U.S. Government Securities         1.40%         0.54%         1.94%           $64          $223
---------------------------------------------------------------------------------------------------------
CASH

Fortis - Money Market                       1.40%         0.38%         1.78%           $63          $206
---------------------------------------------------------------------------------------------------------

 6.  TAXES

     Your earnings are not taxed until you withdraw them from the contract. If you take money out during the accumulation phase, earnings come out first and are taxable ordinary income. If you make a withdrawal prior to age 591/2, you may be charged a 10% federal tax penalty on that amount. Payments during the income phase are considered partly a return of your original investment and partly earnings.You will only be taxed on the earnings portion. However, if your contract is funded with pretax or tax deductible dollars (qualified plan contributions), then the entire payment will be taxable.


 7.  ACCESS TO YOUR MONEY

     You can make withdrawals at any time during the accumulation phase. The minimum amount you can withdraw is $500. You can withdraw up to 10% of your total investments each year with no charge. Any payment invested in the contract for more than five years can be withdrawn without a charge. All other withdrawals will be charged 5% of each payment you take out. You may also have to pay income tax and a tax penalty on any money you withdraw.

     SYSTEMATIC WITHDRAWALS: You can have money automatically sent to you each month during the accumulation phase of your contract. Systematic withdrawals are available for amounts of $50 or more. Of course, withdrawals may be taxable and subject to an IRS tax penalty.

 8.  PERFORMANCE

     The value of your contract will go up or down depending on the investment portfolios you choose. The following chart shows the total return for each investment portfolio for the time periods shown. Insurance charges, investment management charges and all other expenses of the investment portfolio have been deducted from these numbers. These numbers do not reflect any withdrawal charges or the annual contract fee which, if applied, would reduce the performance. Past performance is not a guarantee of future results.

PORTFOLIO                                   1997     1996    1995       1994     1993     1992     1991      1990    1989     1988
INTERNATIONAL STOCK

Lazard Freres - International Stock        10.49%   12.48%   12.83%       --       --       --       --       --       --       --
Fortis - Global Growth                      5.39%   17.50%   28.74%   (4.28%)  16.34%       --       --       --       --       --
Morgan Stanley - Global Asset Allocation   11.99%   11.20%   15.90%       --       --       --       --       --       --       --

DOMESTIC STOCK - SMALL CAP
Fortis - Aggressive Growth                  0.06%    6.19%   28.15%       --       --       --       --       --       --       --
Berger - Small Cap Value*                      --       --       --       --       --       --       --       --       --       --

DOMESTIC STOCK - MID CAP
Fortis - Growth Stock                      10.91%   14.85%   25.96%   (4.12%)   7.32%    1.55%   51.44%   (4.40%)  34.66%    0.83%
Dreyfus - Mid Cap Stock*                       --       --       --       --       --       --       --       --       --       --

DOMESTIC STOCK - LARGE CAP
Alliance - Large Cap Growth*
T. Rowe Price - Blue Chip Stock            25.25%       --       --       --       --       --       --       --       --       --
Dreyfus - S&P500 Index                     30.55%       --       --       --       --       --       --       --       --       --
Fortis - Growth & Income                   25.98%   19.87%   27.98%       --       --       --       --       --       --       --
Fortis - Value                             23.56%       --       --       --       --       --       --       --       --       --
Fortis - Asset Allocation                  18.62%   10.99%   20.35%   (1.65%)   8.32%    5.50%   25.93%    0.63%   22.08%    1.98%

INTERNATIONAL BONDS
Mercury - Global Bond                      (1.04%)   1.86%   17.43%       --       --       --       --       --       --       --

DOMESTIC BONDS
Fortis - High Yield                         8.29%    9.03%   11.26%       --       --       --       --       --       --       --
Fortis - Diversified Income                 8.96%    2.74%   15.72%   (6.50%)  11.25%    5.64%   13.11%    7.40%   10.81%    2.47%
Fortis - U.S. Government Securities         7.62%    0.82%   17.22%   (7.70%)   7.98%    4.70%   12.85%    6.45%       --       --

CASH
Fortis - Money Market                       3.93%    3.75%    4.31%    2.52%    1.39%    1.97%    4.50%    6.43%    7.96%    3.02%

------------------
*As these portfolios are new, no performance data is available.


9.   DEATH BENEFIT

     If you die during the accumulation phase, your contract beneficiary will receive a death benefit. This death benefit will be the greater of three amounts:

     1)   your contract value;
     2) the money you put in less a proportionate reduction related to any withdrawals; and
     3) at the time of death, the highest anniversary contract value up to your 75th birthday; plus (a) any money you put in since that anniversary, less (b) a proportionate reduction related to any money you took out since that anniversary.

10.  OTHER INFORMATION

     FREE LOOK PERIOD: You may cancel your contract within 10 days of receiving it (or whatever period is required by your state). We will pay you the value of your contract without imposing a withdrawal charge. This may be more or less than the amount you invested. If required by law, we will return your original payment.

     NO PROBATE: In most cases, your beneficiary will receive the death benefit when you die without going through probate.

     DOLLAR COST AVERAGING: You can invest gradually with a regular amount of money into your chosen investment portfolios from any of the portfolios, or from the fixed account. This can lower your average cost per unit over time as compared to your cost on a single purchase.

     AUTOMATIC REBALANCING: You can maintain your asset allocation mix by asking us to readjust your money on a periodic basis. This can help you keep your investment in line with your goals.

     NURSING HOME WAIVER: You will be able to take your money out without a withdrawal charge when you are in a nursing home and meet certain conditions.

11.  Inquiries
     If you need more information, please contact us at:

     Fortis Benefits Insurance Company
     P.O. Box 64272
     St. Paul, MN 55164
     800-800-2000, Ext. 3057

FORTIS
OPPORTUNITY
VARIABLE
ANNUITY
Individual Flexible
Premium Deferred
Variable Annuity Contract


PROSPECTUS DATED
May 1, 1998


FORTIS-R-


FORTIS BENEFITS INSURANCE COMPANY
MAILING ADDRESS:            STREET ADDRESS:            PHONE:
P.O. BOX 64272              500 BIELENBERG DRIVE       1-800-800-2000
ST. PAUL, MN 55164          WOODBURY, MN 55125         (EXTENSION 3057)



This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") issued by Fortis Benefits Insurance Company ("Fortis Benefits"). The minimum initial or subsequent purchase payment is generally $50.


The Contract allows you to accumulate funds on a tax-deferred basis. Contract Owners may elect a guaranteed interest accumulation option through Fortis Benefits' Fixed Account or a variable return accumulation option through Variable Account D (the "Separate Account") of Fortis Benefits Insurance Company, or a combination of these two options. Under the variable rate accumulation option, Contract Owners can choose among the separate Portfolios of Fortis Series Fund, Inc. ("Fortis Series"): Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series, Aggressive Growth Series, Small-Cap Value Series, Mid-Cap Stock Series, and Large-Cap Growth Series. The accompanying Prospectus for Fortis Series describes the investment objectives, policies and risks of each of the Portfolios.


The Contract provides several different types of retirement and death benefits to Contract Owners, Annuitants or their Beneficiaries, including fixed and variable annuity income options. Contract Owners may, under certain circumstances, make partial surrenders of the Contract Value or may totally surrender the Contract for its Cash Surrender Value.


You have the right to examine a Contract for ten days (or longer in some states) from the time you receive the Contract and return it for a refund of the Contract Value. However, if applicable state law so requires, the full amount of the purchase payments received by Fortis Benefits will be refunded.


This Prospectus gives prospective investors information about the Contract that they should know before investing. This Prospectus must be accompanied by a current Prospectus of Fortis Series Fund, Inc. Both Prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 1998, about the Contracts has been filed with the Securities and Exchange Commission and is available without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 21 of this Prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


95530 (5/98)

TABLE OF CONTENTS

                                                                                                            PAGE
SPECIAL TERMS USED IN THIS PROSPECTUS...................................................................          3
INFORMATION CONCERNING FEES AND CHARGES.................................................................          4
SUMMARY.................................................................................................          6
FORTIS BENEFITS AND THE SEPARATE ACCOUNT................................................................          9
    - Fortis Benefits/Fortis Financial Group Member.....................................................          9
    - The Separate Account..............................................................................          9
    - Fortis Series Fund, Inc...........................................................................          9
ACCUMULATION PERIOD.....................................................................................         10
    - Issuance of a Contract and Purchase Payments......................................................         10
    - Contract Value....................................................................................         10
    - Allocation of Purchase Payments and Contract Value................................................         11
    - Total and Partial Surrenders......................................................................         11
    - Benefit Payable on Death of Annuitant or Contract Owner...........................................         12
    - Contract Loans (Section 403(b) Contracts Only)....................................................         12
THE ANNUITY PERIOD......................................................................................         13
    - Annuity Commencement Date.........................................................................         13
    - Commencement of Annuity Payments..................................................................         13
    - Relationship Between Subaccount Investment Performance and Amount of Variable Annuity Payments....         14
    - Annuity Forms.....................................................................................         14
    - Death of Annuitant or Other Payee.................................................................         14
CHARGES AND DEDUCTIONS..................................................................................         14
    - Premium Taxes.....................................................................................         14
    - Annual Administrative Charge......................................................................         15
    - Charges Against the Separate Account..............................................................         15
    - Surrender Charge..................................................................................         15
    - Miscellaneous.....................................................................................         16
    - Reduction of Charges..............................................................................         16
FIXED ACCOUNT...........................................................................................         16
    - General Description...............................................................................         16
    - Fixed Account Value...............................................................................         16
    - Fixed Account Transfers, Total and Partial Surrenders.............................................         16
GENERAL PROVISIONS......................................................................................         17
    - The Contract......................................................................................         17
    - Postponement of Payments..........................................................................         17
    - Misstatement of Age or Sex and Other Errors.......................................................         17
    - Assignment and Ownership Rights...................................................................         17
    - Beneficiary.......................................................................................         17
    - Reports...........................................................................................         17
RIGHTS RESERVED BY FORTIS BENEFITS......................................................................         17
DISTRIBUTION............................................................................................         18
FEDERAL TAX MATTERS.....................................................................................         18
VOTING PRIVILEGES.......................................................................................         20
STATE REGULATION........................................................................................         21
LEGAL MATTERS...........................................................................................         21
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........................................................         21
APPENDIX A--Sample Death Benefit Calculations...........................................................        A-1
APPENDIX B--Explanation of Expense Calculations.........................................................        B-1

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

ACCUMULATION PERIOD      The time period under a Contract between the Contract Date and the Annuity Period.
ACCUMULATION UNIT        A unit of measure used to calculate the interest of the Contract Owner in the Separate
                         Account during the Accumulation Period.
ANNUITANT                A person during whose life annuity payments are to be made by Fortis Benefits under the Contract.
ANNUITY COMMENCEMENT     The date on which the Annuity Period commences.
  DATE
ANNUITY PERIOD           The time period following the Accumulation Period, during which annuity payments are made by Fortis Benefits.
ANNUITY UNIT             A unit of measurement used to calculate variable annuity payments.
BENEFICIARY              The person entitled to receive benefits under the terms of the Contract.
CASH SURRENDER VALUE     The amount payable to the Contract Owner on surrender of the Contract after deduction of all applicable charges.
CONTRACT OWNER           The person named in the application as the Contract Owner, or any successor Contract
                         Owner. Unless otherwise named, the Annuitant is the Contract Owner.
CONTRACT DATE            The date on which the Contract was issued. Contract years are measured from the
                         Contract Date.
CONTRACT VALUE           The sum of the Fixed Account Value and the Separate Account Value.
FIVE YEAR ANNIVERSARY    The fifth anniversary of a Contract Date, and each subsequent fifth anniversary of that date.
FIXED ACCOUNT            The name of the alternative under which purchase payments are allocated to Fortis
                         Benefits' General Account.
FIXED ACCOUNT VALUE      The amount of your Contract Value which is in the Fixed Account.
FIXED ANNUITY OPTION     An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more fixed payments.
FORTIS GROUP FUNDS       All publicly-available mutual funds advised by Fortis Advisers, Inc. (other than
                         Fortis Money Portfolios, Inc.). Currently, these mutual funds are: Fortis Worldwide
                         Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis
                         Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Income Portfolios,
                         Inc., and Fortis Advantage Portfolios, Inc.
FORTIS SERIES            The Fortis Series Fund, Inc., a diversified, open-end management investment company in which the Separate Account invests.
GENERAL ACCOUNT          All assets of Fortis Benefits other than those in the Separate Account, or in any other legally segregated separate account established by Fortis Benefits.
HOME OFFICE              Our office at 500 Bielenberg Drive, Woodbury, Minnesota 55125; 1-800-800-2638 (Ext.
                         3057); Mailing address: P.O. Box 64272, St. Paul, Minnesota 55164.
NET PURCHASE PAYMENT     The gross amount of a purchase payment less any applicable premium taxes or similar governmental assessments.
NON-QUALIFIED CONTRACTS  Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.
PORTFOLIO                Each separate investment portfolio of Fortis Series eligible for investment by the
                         Separate Account.
QUALIFIED CONTRACTS      Contracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.
SEPARATE ACCOUNT         The segregated asset account referred to as Variable Account D of Fortis Benefits
                         Insurance Company established to receive and invest purchase payments made under
                         Contracts.
SEPARATE ACCOUNT VALUE   The amount of your Contract Value in the Subaccounts of the Separate Account.
SUBACCOUNTS              The several Subaccounts of the Separate Account, each of which invests its assets in a different Portfolio.
VALUATION DATE           Each business day of Fortis Benefits except, with respect to any Subaccount, days on which the related Portfolio does not value its shares. Generally, the Portfolios value their shares on each day the New York Stock Exchange is open.
VALUATION PERIOD         The period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.
VARIABLE ANNUITY OPTION  An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of the Subaccounts selected by the
                         Annuitant.
WRITTEN REQUEST          A written, signed and dated request, in form and substance satisfactory to Fortis
                         Benefits and received at our Home Office.

 INFORMATION CONCERNING FEES AND CHARGES

 CONTRACT OWNER TRANSACTION EXPENSES

Front End Sales Charge Imposed on Purchases...................................................         0%
Maximum Surrender Charge for Sales Expenses (as a percentage of purchase payments)............         5%(1)

 YEARS SINCE
   DATE OF         AMOUNT OF
   PAYMENT          CHARGE
--------------  ---------------
 Less than 5               5%
  5 or more                0%

       Other Surrender Fees..........................................................................         0%
       Exchange Fee..................................................................................         0%
       Charge for Each 403(b) Contract Loan..........................................................  $     100
 ANNUAL CONTRACT ADMINISTRATION CHARGE...............................................................  $      35   (2)

 SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
       Mortality and Expense Risk Charge.............................................................        1.25  %
       Separate Account Administrative Charge........................................................         .10  %
                                                                                                             ---
         Total Separate Account Annual Expenses......................................................        1.35  %

 --------------------------------
 (1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "surrender charge" or, payment of a death benefit.

 (2) This charge, which is otherwise applied at each Contract anniversary and total surrender of the Contract, will not be charged during the Accumulation Period if the Contract Value as of such anniversary or surrender is $25,000 or more. Currently, Fortis Benefits waives this charge during the Annuity Period. This charge is also subject to any applicable limitations under the law of any state.

 FORTIS SERIES ANNUAL EXPENSES (a)

                                            U.S.                                        Global
                                Money    Government   Diversified   Global    High      Asset        Asset
                                Market   Securities     Income       Bond    Yield    Allocation   Allocation   Value
                                Series     Series       Series      Series   Series     Series       Series     Series
                                ------   ----------   -----------   ------   ------   ----------   ----------   ------
Investment Advisory and
 Management Fee...............  0.30%      0.47%         0.47%      0.75%    0.50%      0.90%        0.48%      0.70%
Other Expenses................  0.08%      0.07%         0.08%      0.35%    0.12%      0.26%        0.05%      0.13%
Total Fortis Series Operating
 Expenses.....................  0.38%      0.54%         0.55%      1.10%    0.62%      1.16%        0.53%      0.83%


                                Growth &
                                 Income
                                 Series
                                --------
Investment Advisory and
 Management Fee...............   0.65%
Other Expenses................   0.05%
Total Fortis Series Operating
 Expenses.....................   0.70%


                                S&P 500   Blue Chip                    Mid Cap    Small Cap   Global   Large Cap   Growth
                                 Index      Stock     International     Stock       Value     Growth    Growth     Stock
                                Series     Series     Stock Series     Series      Series     Series    Series     Series
                                -------   ---------   -------------   ---------   ---------   ------   ---------   ------
Investment Advisory and
 Management Fee...............   0.40%      0.90%         0.85%         0.90%       0.90%     0.70%      0.90%     0.61%
Other Expenses................   0.11%      0.12%         0.23%         0.20%       0.20%     0.09%      0.20%     0.05%
Total Fortis Series Operating
 Expenses.....................   0.51%      1.02%         1.08%         1.10%       1.10%     0.79%      1.10%     0.66%

                                Aggressive
                                  Growth
                                  Series
                                ----------
Investment Advisory and
 Management Fee...............    0.69%
Other Expenses................    0.07%
Total Fortis Series Operating
 Expenses.....................    0.76%


 --------------------------------

 (a) As a percentage of Series average net assets based on 1997 historical data except that for Small Cap Value Series, Mid Cap Stock Series and Large Cap Growth Series these amounts are based upon estimates for their current fiscal year.

 EXAMPLES*

 If you SURRENDER your Contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                              -----------  -----------  -----------  -----------
Money Market Series.........................................          63          100          140          206
U.S. Government Securities Series...........................          64          105          148          223
Diversified Income Series...................................          65          105          149          224
Global Bond Series..........................................          70          122          176          280
High Yield Series...........................................          65          107          152          231
Global Asset Allocation Series..............................          71          126          183          294
Asset Allocation Series.....................................          64          105          148          222
Value Series................................................          67          114          163          253
Growth & Income Series......................................          66          110          156          240
S&P 500 Index Series........................................          64          104          147          220
Blue Chip Stock Series......................................          69          120          172          272
International Stock Series..................................          70          121          175          278
Mid Cap Stock Series........................................          70          122          176          280
Small Cap Value Series......................................          70          122          176          280
Global Growth Series........................................          67          113          161          249
Large Cap Growth Series.....................................          70          122          176          280
Growth Stock Series.........................................          66          109          154          236
Aggressive Growth Series....................................          67          112          159          246


 If you COMMENCE AN ANNUITY payment option, or do NOT surrender your Contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                              -----------  -----------  -----------  -----------
Money Market Series.........................................          18           55           95          206
U.S. Government Securities Series...........................          19           60          103          223
Diversified Income Series...................................          20           60          104          224
Global Bond Series..........................................          25           77          131          280
High Yield Series...........................................          20           62          107          231
Global Asset Allocation Series..............................          26           81          138          294
Asset Allocation Series.....................................          19           60          103          222
Value Series................................................          22           69          118          253
Growth & Income Series......................................          21           65          111          240
S&P 500 Index Series........................................          19           59          102          220
Blue Chip Stock Series......................................          24           75          127          272
International Stock Series..................................          25           76          130          278
Mid Cap Stock Series........................................          25           77          131          280
Small Cap Value Series......................................          25           77          131          280
Global Growth Series........................................          22           68          116          249
Large Cap Growth Series.....................................          25           77          131          280
Growth Stock Series.........................................          21           64          109          236
Aggressive Growth Series....................................          22           67          114          246


 --------------------------


     * For purposes of these examples, the effect of the annual Contract administration charge has been computed based on the average total Contract Value of all outstanding Contracts during the year ended December 31, 1997 and the total actual amount of annual Contract administration charges collected during the year.


                        --------------------------------

 THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 The foregoing tables and examples, prescribed by the SEC, are included to assist Contract Owners in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts and Fortis Series. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

 See Appendix B for an explanation of the calculation set forth above.

SUMMARY

The following summary should be read in conjunction with the detailed information in this Prospectus. This Prospectus generally describes only the portion of the Contract involving the Separate Account. For a brief description of Fortis Benefits' Fixed Account, please refer to the heading "Fixed Account" in this Prospectus. Variations from the information appearing in this Prospectus due to requirements particular to your state are described in supplements which are attached to this Prospectus, or in endorsements to the Contract, as appropriate.

The Contract is designed to provide individuals with retirement benefits through the accumulation of Net Purchase Payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean Fortis Benefits Insurance Company. "You" and "your" mean a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract.

PURCHASE PAYMENTS
For individual Contracts, each initial or subsequent purchase payment must be at least $50. For contracts issued in connection with a benefit plan covering employees, the initial and subsequent purchase payments under each Contract must at all times average at least $50 and in no case be less than $25. No additional purchase payments are required, if the Contract Value is at least $500 by the end of the first Contract year and at least $1,000 by the end of second Contract year and at all times thereafter. See "Issuance of a Contract and Purchase Payments."

On the Contract Date, the initial purchase payment is allocated, as specified by the Contract Owner in the Contract application, among one or more of the Subaccounts of the Separate Account, or to the Fixed Account, or to both. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the Contract Owner may subsequently request.

SEPARATE ACCOUNT INVESTMENT OPTIONS
Each of the Subaccounts of the Separate Account invests in shares of a corresponding Portfolio of Fortis Series. The investment objective of each of the Subaccounts of the Separate Account and that of the corresponding Portfolio of Fortis Series is the same.

Contract Value in each of the Subaccounts of the Separate Account will vary to reflect the investment experience of each of the corresponding Series, as well as deductions for certain charges.


Each Portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. receives fees from Fortis Series based on the average daily net assets of each Portfolio. The Portfolios also bear most of their other expenses. A full description of the Portfolios and their investment objectives, policies and risks can be found in the current Prospectus for Fortis Series, which accompanies this Prospectus, and Fortis Series' Statement of Additional Information, which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.


TRANSFERS
During the Accumulation Period, you can transfer all or part of your Contract Value from one Subaccount to another or into the Fixed Account. Additionally, during the accumulation period we may, in our discretion, permit a continuing request for transfers of specified amounts automatically on a periodic basis. There is currently no charge for any of these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a Subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Values--Transfers."

TOTAL OR PARTIAL SURRENDERS
All or part of the Contract Value of a Contract may be surrendered by the Contract Owner before the earlier of the Annuitant's death or the Annuity Commencement Date. Amounts surrendered may be subject to a surrender charge and total surrenders may not be made without application of the annual administrative charge if the Contract Value is less than $25,000. See "Total and Partial Surrenders," "Surrender Charge" and "Annual Administrative Charge." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

LOANS UNDER CERTAIN QUALIFIED CONTRACTS
If a Contract is qualified under Section 403(b) of the Internal Revenue Code, Contract Owners may take out loans from Fortis Benefits during the Accumulation Period. There are limits on the amount of such loans, and the loan will be secured by the Contract. Principal and interest on a loan must in most cases be paid over a five year period, and failure to make these payments may have adverse tax consequences. For a more detailed discussion of these and other terms and conditions of Contract loans, see "Accumulation Period--Contract Loans (Section 403(b) Qualified Contracts Only)."

CHARGES AND DEDUCTIONS
Fortis Benefits deducts daily charges at a rate of 1.25% per annum of the value of the average net assets in the Separate Account for the mortality and expense risks it assumes and .10% per annum of the value of the average net assets in the Separate Account to cover certain administrative expenses. See "Mortality and Expense Risk Charge" and "Administrative Expense Charge" under the heading "Charges Against the Separate Account."

In order to permit investment of the entire Net Purchase Payment, Fortis Benefits does not deduct sales charges at the time of investment. However, a surrender charge is imposed on certain total or partial surrenders of the Contract to help defray expenses relating to the sale of the Contract, including commissions to registered representatives and other promotional expenses. Certain amounts may be surrendered without the imposition of any surrender charge. The amount of such charge-free surrender depends on how recently the purchase payments to which the surrender relates were made. The aggregate surrender charges will never exceed 5% of the purchase payments made to date.

There is also an annual administrative charge each year for Contract administration and maintenance. This charge is $35 per year (subject to any applicable state law limitations) and is deducted on each anniversary of the Contract Date and upon total surrender of the Contract. Currently, this charge is not deducted during the Annuity Period. This charge will be waived during the Accumulation Period if the Contract Value at the end of the Contract year (or upon total surrender) is $25,000 or more.

Certain states and other jurisdictions impose premium taxes or similar assessments upon Fortis Benefits, either at the time purchase payments are made or when Contract Value is applied to an annuity option. Where such taxes or assessments are imposed by your state or other jurisdiction upon receipt of purchase payments, we will deduct a charge for these amounts from the Contract Value upon surrender, death of the Annuitant or Contract Owner, or annuitization of the

Contract. In jurisdictions where such taxes or assessments are imposed at the time of annuitization, we will deduct a charge for such amounts at that time.

ANNUITY PAYMENTS
The Contract provides several types of annuity benefits to Annuitants or their Beneficiaries, including Fixed and Variable Annuity Options. The Contract Owner has considerable flexibility in choosing the Annuity Commencement Date. However, the tax implications of an Annuity Commencement Date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Forms" and "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT
In the event that the Annuitant or Contract Owner dies prior to the Annuity Commencement Date, a death benefit is payable to the Beneficiary of the Contract. See "Benefit Payable on Death of Annuitant or Contract Owner."

RIGHT TO EXAMINE THE CONTRACT
The Contract Owner has a right to examine the Contract. The Contract Owner can cancel the Contract by delivering or mailing it, together with a Written Request, to Fortis Benefits' Home Office or to the sales representative through whom it was purchased, before the close of business on the tenth day after receipt of the Contract. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by Fortis Benefits on the date postmarked. Fortis Benefits will pay you the then current Contract Value. However, if applicable state law so requires the full amount of the purchase payments received by Fortis Benefits will be refunded.

LIMITATIONS IMPOSED BY RETIREMENT PLANS
Certain rights a Contract Owner would otherwise have under a Contract may be limited by the terms of any employee benefit plan in connection with which the Contract is issued. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a Contract is issued.

TAX IMPLICATIONS
The tax implications for Contract Owners, Annuitants and Beneficiaries, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a Contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures or the Contract should be directed to your sales representative, or Fortis Benefits' Home Office: P.O. Box 64272, St. Paul, Minnesota 55164; 1-800-800-2000 (Ext. 3057). For certain current information relating to Contract Values such as Subaccount unit values, interest rates in the Fixed Account, and your Contract Value, call 1-800-800-2000 (ext. 5448). Purchase payments and Written Requests should be mailed or delivered to the same Home Office address. All communications should include the Contract number, the Contract Owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (Ext. 3057).


Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefits' Home Office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on the New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

--------------------------------------------------------------------------------

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the Accumulation Unit information for subaccounts of the Separate Account through December 31, 1997. Accumulation units have been rounded to the nearest whole unit.


                               U.S.                                       GLOBAL
                    MONEY      GOV'T    DIVERSIFIED  GLOBAL     HIGH       ASSET      ASSET                GROWTH       S&P
                   MARKET    SECURITIES  INCOME      BOND       YIELD    ALLOCATION ALLOCATION   VALUE    & INCOME      500
                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
December 31,
 1997
  Accumulation
   Units in
   Force........  31,491,629 7,743,923  49,942,498 1,123,401  4,194,544  2,918,483  156,035,843 3,402,217 11,003,248 5,491,818
  Accumulation
   Unit
   Values.......  $1.474617  $17.149938 $1.963344  $11.837281 $12.917282 $14.433538 $2.809839  $13.651572 $19.487584 $14.786540
December 31,
 1996
  Accumulation
   Units in
   Force........  36,220,947 9,635,092  55,653,680 1,088,043  3,337,604  2,330,884  154,525,474 1,071,648 7,892,683  1,259,758
  Accumulation
   Unit
   Values.......     $1.418    $15.935     $1.801    $11.961    $11.928    $12.884     $2.368    $11.048    $15.468    $11.326
January 1, 1996*
  Accumulation
   Unit
   Values.......     --         --         --         --         --         --         --        $10.000     --        $10.000
December 31,
 1995
  Accumulation
   Units in
   Force........  26,915,976 10,989,914 59,213,865   574,142  2,321,419  1,117,596  148,700,081    --     4,204,163     --
  Accumulation
   Unit
   Values.......     $1.367    $15.805     $1.753    $11.743    $10.941    $11.590     $2.134     --        $12.904     --
January 1, 1995*
  Accumulation
   Unit
   Values.......     --         --         --        $10.000     --        $10.000     --         --         --         --
December 31,
 1994
  Accumulation
   Units in
   Force........  30,697,764 12,271,738 62,744,615    --      1,216,957     --      137,642,102    --     1,489,517     --
  Accumulation
   Unit Value...     $1.311    $13.483     $1.515     --         $9.834     --         $1.773     --        $10.083     --
May 1, 1994*
  Accumulation
   Unit Value...                                                  10.00                           --          10.00     --
December 31,
 1993
  Accumulation
   Units in
   Force........  21,315,022 15,601,818 56,005,709    --         --         --      106,834,367    --        --         --
  Accumulation
   Unit Value...     $1.278    $14.609     $1.621     --         --         --         $1.797     --         --         --
December 31,
 1992
  Accumulation
   Units in
   Force........  20,674,556 9,505,984  19,353,521    --         --         --      49,688,937    --         --         --
  Accumulation
   Unit Value...     $1.261    $13.529     $1.457     --         --         --         $1.665     --         --         --
May 1, 1992*
  Accumulation
   Unit Value...     --         --         --         --         --         --         --         --         --         --
December 31,
 1991
  Accumulation
   Units in
   Force........  7,235,168  3,595,759  6,056,976     --         --         --      17,772,323    --         --         --
  Accumulation
   Unit Value...     $1.237    $12.922     $1.379     --         --         --         $1.578     --         --         --
December 31,
 1990
  Accumulation
   Units in
   Force........  5,632,146    747,992  2,352,517     --         --         --      8,249,373     --         --         --
  Accumulation
   Unit Value...     $1.184    $11.450     $1.220     --         --         --         $1.253     --         --         --
December 31,
 1989
  Accumulation
   Units in
   Force........    754,306     70,701  1,306,717     --         --         --      2,760,936     --         --         --
  Accumulation
   Unit Value...     $1.112    $10.756     $1.140     --         --         --         $1.245     --         --         --
May 1, 1989*
  Accumulation
   Unit Value...     --        $10.000     --         --         --         --         --         --         --         --
December 31,
 1988
  Accumulation
   Units in
   Force........     92,261     --        493,007     --         --         --        703,763     --         --         --
  Accumulation
   Unit Value...     $1.030     --         $1.025     --         --         --         $1.020     --         --         --
May 2, 1988*
  Accumulation
   Unit Value...     $1.000     --         $1.000     --         --         --        $10.000     --         --         --


                    BLUE     INTERNATIONAL  GLOBAL    GROWTH    AGGRESSIVE
                    CHIP        STOCK      GROWTH      STOCK     GROWTH
                  ---------  -----------  ---------  ---------  ---------
December 31,
 1997
  Accumulation
   Units in
   Force........  4,149,587    4,239,821  13,725,612 156,975,866 6,551,677
  Accumulation
   Unit
   Values.......  $14.429421  $14.021796  $19.507894 $3.296005  $13.241215
December 31,
 1996
  Accumulation
   Units in
   Force........    915,358    3,137,348  13,713,860 169,095,500 5,706,895
  Accumulation
   Unit
   Values.......    $11.520      $12.690    $18.510     $2.971    $13.232
January 1, 1996*
  Accumulation
   Unit
   Values.......    $10.000      --          --         --         --
December 31,
 1995
  Accumulation
   Units in
   Force........     --        1,157,063  10,769,830 160,247,280 3,033,587
  Accumulation
   Unit
   Values.......     --          $11.271    $15.754     $2.587    $12.461
January 1, 1995*
  Accumulation
   Unit
   Values.......     --          $10.000     --         --         --
December 31,
 1994
  Accumulation
   Units in
   Force........     --          --       10,055,959 148,657,108 1,155,647
  Accumulation
   Unit Value...     --          --         $12.236     $2.054     $9.723
May 1, 1994*
  Accumulation
   Unit Value...     --          --                                 10.00
December 31,
 1993
  Accumulation
   Units in
   Force........     --          --       5,108,957  118,720,649    --
  Accumulation
   Unit Value...     --          --         $12.784     $2.142     --
December 31,
 1992
  Accumulation
   Units in
   Force........     --          --         698,720  79,582,321    --
  Accumulation
   Unit Value...     --          --         $10.989     $1.996     --
May 1, 1992*
  Accumulation
   Unit Value...     --          --           10.00     --         --
December 31,
 1991
  Accumulation
   Units in
   Force........     --          --          --      42,946,178    --
  Accumulation
   Unit Value...     --          --          --         $1.966     --
December 31,
 1990
  Accumulation
   Units in
   Force........     --          --          --      14,690,313    --
  Accumulation
   Unit Value...     --          --          --         $1.298     --
December 31,
 1989
  Accumulation
   Units in
   Force........     --          --          --      3,507,971     --
  Accumulation
   Unit Value...     --          --          --         $1.358     --
May 1, 1989*
  Accumulation
   Unit Value...     --          --          --         --         --
December 31,
 1988
  Accumulation
   Units in
   Force........     --          --          --        684,667     --
  Accumulation
   Unit Value...     --          --          --         $1.008     --
May 2, 1988*
  Accumulation
   Unit Value...     --          --          --         $1.000     --


------------------------------
*Accumulation Unit Value at Date of initial registration effectiveness.

Audited financial statements of the Separate Account and Fortis Benefits are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the Subaccounts of the Separate Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the Subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total return" is the total change in value of an investment in the Subaccount over period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

FORTIS BENEFITS AND THE SEPARATE
ACCOUNT

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company, the issuer of the Policies, was founded in 1910. At the end of 1997, Fortis Benefits had approximately $94 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV and 50% by Fortis AG. Fortis, Inc. manages the United States operations for these two companies.



Fortis Benefits is a member of the Fortis Financial Group, a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company (formerly Time Insurance Company), offering financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.



Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $167 billion in assets as of year-end 1997.


All of the guarantees and commitments under the Contracts are general obligations of Fortis Benefits, regardless of whether the Contract Value has been allocated to the Separate Account or to the Fixed Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Contracts.

THE SEPARATE ACCOUNT
The Separate Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account D by Fortis Benefits pursuant to the insurance laws of Minnesota as of October 14, 1987. The assets allocated to the Separate Account are the exclusive property of Fortis Benefits. Although the Separate Account is an integral part of Fortis Benefits, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Securities and Exchange Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Assets in the Separate Account representing reserves and liabilities will not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits may accumulate in the Separate Account proceeds from charges under variable annuity contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities. Fortis Benefits may from time to time transfer to its General Account any of such excess amounts.


There are Subaccounts in the Separate Account. The assets in each Subaccount are invested exclusively in a distinct class (or series) of stock issued by Fortis Series, each of which represents a separate investment Portfolio within Fortis Series. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Separate Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any other business we may conduct. New Subaccounts may be added as new Portfolios are added to Fortis Series and made available to Contract Owners. Correspondingly, if any Portfolios are eliminated from Fortis Series, Subaccounts may be eliminated from the Separate Account.


FORTIS SERIES FUND, INC.
Fortis Series is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940. Fortis Series has served as the investment medium for the Separate Account since the Separate Account commenced operations. Fortis Series is also the investment medium for Variable Account C of Fortis Benefits, through which variable life insurance policies are issued. Although we do not foresee any conflict between the interests of Contract Owners and life insurance policy owners, Fortis Series' Board of Directors will monitor to identify any material irreconcilable conflicts that may develop and to determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Fortis Series' shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios of Fortis Series available for investment by the Separate Account. Each Portfolio corresponds to one of the Subaccounts of the Separate Account. The assets of each Portfolio are separate from the others and each Series operates as a separate investment portfolio whose performance has no effect on the investment performance of any other Portfolio.

Any dividend or capital gain distributions attributable to Contracts are automatically reinvested in shares of the Portfolio from which they are received at that Portfolio's net asset value on the date paid. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Portfolio and increasing, by an equivalent value, the number of shares outstanding of that Portfolio. However, the value of the interests of Contract Owners, Annuitants and Beneficiaries in the corresponding Subaccount will not change as a result of any such dividends and distributions.

The Portfolios of Fortis Series available for investment by the Separate Account are Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Growth Stock Series, Global Growth Series, International Stock

Series, Aggressive Growth Series, Small Cap Value Series, Mid Cap Stock Series, and Large Cap Growth Series. A full description of the Portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the Prospectus for Fortis Series accompanying this Prospectus and in the Statement of Additional Information for Fortis Series referred to therein. Additional copies of these documents may be obtained from your sales representative or from our Home Office.


ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS
Fortis Benefits reserves the right to reject any application for a Contract or any purchase payment for any reason. If the issuing instructions can be accepted in the form received, the initial purchase payment will be credited within two Valuation Dates after the later of receipt of the issuing instructions or receipt of the initial purchase payment at Fortis Benefits' Home Office. If the initial purchase payment cannot be credited within five Valuation Dates after receipt because the issuing instructions are incomplete, the initial purchase payment will be returned unless the applicant consents to our retaining the initial purchase payment and crediting it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $50.


The date that the initial purchase payment is applied to the purchase of the Contract is the Contract Date. The Contract Date is the date used to determine Contract years, regardless of when the Contract is delivered. The crediting of investment experience in the Separate Account, or a fixed rate of return in the Fixed Account, begins as of the Contract Date, even if that date is delayed due to the application not being complete.


We will accept additional purchase payments at any time after the Contract Date and prior to the Annuity Commencement Date, as long as the Annuitant is living. Purchase payments (together with any required information identifying the proper Contracts and accounts to be credited with purchase payments) must be transmitted to our Home Office. Additional purchase payments are credited to the Contract and added to the Contract Value as of the end of the Valuation Period in which they are received.

Each additional purchase payment must be at least $50; except that, under Contracts issued in connection with a benefit plan covering employees, it is sufficient that all purchase payments under each Contract at all times average $50. In no case, however, will a purchase payment be accepted if it is less than $25, and we reserve the right to raise this minimum to not more than $100. The total of all purchase payments for all Contracts having the same owner, participant or annuitant may not exceed $1 million (not more than $500,000 allocated to the Fixed Account) without Fortis Benefits' prior approval, and we reserve the right to modify this limitation at any time.

Purchase payments in excess of the initial minimum may be made by monthly draft against the bank account of any Contract Owner that has completed and returned to us a special "Thrift-O-Matic" authorization form that may be obtained from your sales representative or from our Home Office. Arrangements can also be made for purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

We may cancel a Contract if its Contract Value falls below $1,000. (Under our current administrative procedures, however, we will not cancel a Contract during the first two Contract years, if the Contract Value is at least $500 by the end of the first Contract year.) We will provide the Contract Owner with 90 days' written notice so that additional purchase payments may be made in order to raise the Contract Value above the applicable minimum. Otherwise, we may cancel the Contract as of the end of the Valuation Period which includes the next anniversary of the Contract Date. We will consider this a surrender of the Contract and impose the same charges we would impose upon a surrender. See "Total and Partial Surrenders." So long as the Contract Value remains above $1,000, no additional purchase payments under a Contract are ever required.

CONTRACT VALUE
Contract Value is the total of any Separate Account Value in all the Subaccounts of the Separate Account pursuant to a Contract, plus any Fixed Account Value under the Contract. For a discussion of how Fixed Account Value is calculated, see "The Fixed Account."

There is no guaranteed minimum Separate Account Value. The Separate Account Value will reflect the investment experience of the chosen Subaccounts of the Separate Account, all purchase payments made, any partial surrenders, and all charges assessed in connection with the Contract. Therefore, the Separate Account Value changes from Valuation Period to Valuation Period. To the extent Contract Value is allocated to the Separate Account, the Contract Owner bears the entire investment risk.

DETERMINATION OF SEPARATE ACCOUNT VALUE. A Contract's Separate Account Value is based on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a Subaccount on any Valuation Date is equal to the previous value of that Subaccount's Accumulation Unit multiplied by that Subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. Net purchase payments applied to a given Subaccount will be used to purchase Accumulation Units at the unit value of that Subaccount next determined after receipt of a purchase payment. See "Allocation of Purchase Payments and Contract Value--Allocation of Purchase Payments."

At the end of any Valuation Period, a Contract's Separate Account Value in a Subaccount is equal to:

    - The number of Accumulation Units in the Subaccount; times

    - The value of one Accumulation Unit for that Subaccount.

The number of Accumulation Units in each Subaccount is equal to:

    - The initial Accumulation Units purchased on the Contract Date; plus

    - Accumulation Units purchased at the time that additional Net Purchase Payments are allocated to the Subaccount; plus

    - Accumulation Units purchased through transfers from another Subaccount or from the Fixed Account; less

    - Accumulation Units redeemed to pay for the portion of any partial surrenders allocated to the Subaccount; less

    - Accumulation Units redeemed as part of a transfer to another Subaccount or to the Fixed Account; less

    - Accumulation Units redeemed to pay charges under the Contract.

NET INVESTMENT FACTOR. A Subaccount's net investment factor for a Valuation Period is an index number that reflects certain charges to a Contract and the investment performance of the Subaccount during the Valuation Period. If the net investment factor is greater than one, the Subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the Subaccount's Accumulation Unit value has decreased. The net investment factor for a Subaccount is determined by dividing (1) the net asset value per share of the Portfolio shares held by the Subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Portfolio shares held by the Subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operations of the Subaccount or any other taxes which are attributable to the Contract, by (2) the net asset value per share of the Portfolio shares held in the Subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

ALLOCATION OF PURCHASE PAYMENTS. In the application for a Contract, the Contract Owner can allocate Net Purchase Payments, or portions thereof, to the available Subaccounts of the Separate Account or to the Fixed Account, or both. Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future Net Purchase Payments may be changed, without charge, at any time by sending a Written Request to Fortis Benefits' Home Office. Changes in the allocation of future Net Purchase Payments will be effective on the date we receive the Contract Owner's Written Request.

TRANSFERS. Transfers of Contract Value from one available Subaccount to another or into the Fixed Account can be made by the Contract Owner by Written Request to Fortis Benefits' Home Office, or by telephone transfer as described below. There is currently no charge for any transfer. All or part of the Contract Value in one or more Subaccounts of the Separate Account may be transferred at one time. We may in our discretion permit a continuing request for transfers automatically and on a periodic basis. However, we reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers out of a Subaccount during the Accumulation Period. The only current restriction on the frequency of transfers is a prohibition of making transfers INTO the Fixed Account within six months of a transfer out of the Fixed Account. Transfers of Contract Value FROM the Fixed Account are restricted in both amount and timing. See "Fixed Account--Fixed Account Transfers, Total and Partial Surrenders." We will count all transfers between and among the Subaccounts of the Separate Account and the Fixed Account as one transfer, if all the transfer requests are made at the same time as part of one request. We will execute the transfers and determine all values in connection with transfers as of the end of the Valuation Period in which we receive the transfer request.

If you complete and return the telephone transfer section of the application, transfers may be made pursuant to telephone instructions. We will honor telephone transfer instructions from any person who provides the correct identifying information. Fortis Benefits will not be responsible for, and you will bear the risk of loss from, oral instructions, including fraudulent instructions which are reasonably believed to be genuine. We will employ reasonable procedures to confirm that telephone instructions are geniune, but if such procedures are not deemed reasonable, we may be liable for any losses due to unauthorized or fraudulent instructions. Our procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction.


We may modify or terminate our telephone transfer procedures at any time. The number for telephone transfers is 1-800-800-2000 (Ext. 3057).


Certain restrictions on very substantial investments in any one Subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

TOTAL SURRENDERS. The Contract Owner may surrender all of the Cash Surrender Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by a Written Request sent to Fortis Benefits' Home Office. We reserve the right to require that the Contract be returned to us prior to making payment, although this will not affect our determination of the amount of the Cash Surrender Value. Cash Surrender Value is the Contract Value at the end of the Valuation Period during which the Written Request for the total surrender is received by Fortis Benefits at its Home Office, less any applicable surrender charge and less any applicable administrative charge. For a discussion of these charges and the circumstances under which they apply, see "Annual Administrative Charge" and "Surrender Charge."

The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to any total surrender. Surrenders from the Separate Account will generally be paid within seven days of the date of receipt by Fortis Benefits' Home Office of the Written Request. Postponement of payments may occur, however, in certain circumstances. See "Postponement of Payment."

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, and because certain surrenders are subject to a surrender charge, the amount paid upon total surrender of the Cash Surrender Value (taking into account any prior partial surrenders) may be more or less than the total Net Purchase Payments made. After a surrender of the Cash Surrender Value or at any time the Contract Value is zero all rights of the Contract Owner, Annuitant, and any Beneficiary, will terminate.

PARTIAL SURRENDERS. At any time prior to the Annuity Commencement Date and during the lifetime of the Annuitant, you may surrender a portion of the Fixed Account Value and/or the Separate Account Value by sending to Fortis Benefits' Home Office a Written Request. The minimum partial surrender amount is $500, including any surrender charge. If the total Contract Value in both the Separate Account and Fixed Account would be less than $1,000 after the partial surrender, Fortis Benefits will surrender the entire Cash Surrender Value under the Contract. (Under our current administrative procedures, however, we will honor a surrender request during the first two Contract years without regard to the remaining Contract Value.)

In order for a request to be processed, the Contract Owner MUST specify from which Subaccounts of the Separate Account or the Fixed Account a partial surrender should be made and charges deducted.

We will surrender Accumulation Units from the Separate Account and/ or dollar amounts from the Fixed Account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request plus any applicable surrender charge. The partial surrender will be effective at the end of the Valuation Period in which Fortis Benefits receives the Written Request for partial surrender at its Home Office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment."

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also, under tax deferred annuity Contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.) This restriction does not apply to amounts transferred to another investment alternative permitted under a
Section 403(b) retirement arrangement or to amounts attributable to premium payments received prior to January 1, 1989.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR CONTRACT OWNER
If the Annuitant or Contract Owner dies prior to the Annuity Commencement Date, a death benefit will be paid to the Beneficiary. If more than one Annuitant has been named, the death benefit payable upon the death of an Annuitant will only be paid upon the death of the last survivor of the persons so named.

If the contract is issued on or after May 1, 1997 and in a state that has approved the Enhanced Death Benefit Rider (check with your representative as to its availability in your state), the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1)(a) If a Contract Owner or the Annuitant dies before the date any Contract Owner or Annuitant first reaches age 75, the accumulation of Net Purchase Payments made less all prior surrenders and less previously imposed surrender charges at an effective annual rate of 3.0%. This amount may not exceed a maximum of two times the following: Net Purchase Payments made less all prior surrenders and less previously imposed surrender charges. This amount is referred to as the "roll-up amount."

                                       or

(1)(b) If the Annuitant or a Contract Owner dies on or after the date any Contract Owner or Annuitant first reaches age 75, the roll-up amount as of the date that a Contract Owner or Annuitant first reaches age 75 plus subsequent Net Purchase Payments made, less subsequent surrenders and less subsequently imposed surrender charges.

(2) The Contract Value as of the date used for valuing the death benefit.

(3) The Contract Value (less the amount of any subsequent surrenders and surrender charges) as of the Contract's Five Year Anniversary immediately preceding the earlier of (a) the date of death of either the Contract Owner or the Annuitant, or (b) the date either first reaches his or her 75th birthday. (See Appendix A for sample death benefit calculations.)

If the contract is issued prior to May 1, 1997, or on or after that date in a state that has not approved the Enhanced Death Benefit rider, the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1) the sum of all Net Purchase Payments made, less all prior surrenders (other than any automatic surrenders made to pay the annual administrative charge) and previously-imposed surrender charges,

(2) the Contract Value as of the date used for valuing the death benefit, or

(3) the Contract Value (less the amount of any subsequent surrenders and surrender charges) as of the Contract's Five Year Anniversary immediately preceding the earlier of (a) the date of death of either the Contract Owner or the Annuitant, or (b) the date either first reaches his or her 75th birthday. (See Appendix A for sample death benefit calculations.)

The death benefit may be reduced by premium taxes where such taxes were imposed upon receipt of purchase payments and were paid by Fortis Benefits in behalf of the Contract Owner. For further information, see "Charges and Deductions--Premium Taxes."

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written Request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a Written Request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The Beneficiary may (a) receive a single sum payment, which terminates the Contract, or (b) select an annuity option. If the Beneficiary selects an annuity option, he or she will have all the rights and privileges of an Annuitant under the Contract. If the Beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death.

If the Contract Owner dies before the Annuitant and before the Annuity Commencement Date with respect to a Non-Qualified Contract, certain additional requirements are mandated by the Internal Revenue Code, which are discussed below under "Federal Tax Matters-- Required Distributions for Non-Qualified Contracts." It is imperative that Written Notice of the death of the Contract Owner be promptly transmitted to Fortis Benefits at its Home Office, so that arrangements can be made for distribution of the entire interest in the Contract to the Beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the Contract not being treated as an annuity contract for federal income tax purposes, which could have adverse tax consequences.

CONTRACT LOANS (SECTION 403(B) QUALIFIED CONTRACTS ONLY)
During the Accumulation Period, a Contract Owner may request a loan from the Contract Value. If the loan meets the amount and repayment requirements described below, it will not be reported to the Internal Revenue Service as a taxable distribution. Forms provided by us must be used to apply for a Contract Loan. You can obtain these forms from our Home Office.

Any loan will be secured by a security interest in the Contract. An amount equal to the loan will be held in the Fixed Account, where it will be credited with a Fixed Account interest rate, [equal to] the contract guaranteed rate, until the loan is repaid. If necessary, this amount will be transferred from the Subaccounts to the Fixed Account. In this case, the Contract Owner must specify the Subaccounts from which such amount will be transferred or the amount will be transferred proportionately from existing Subaccount balances. The loan and any related transfers will be effective at the end of the Valuation Period in which Fortis Benefits receives at its Home Office all necessary documentation in connection with the loan request. Loan proceeds will be forwarded within seven days thereafter.

There is a loan administrative fee of $100 for each loan. The fee will be deducted from the loan proceeds unless it is submitted along with the loan application. It is not expected that the revenues from these fees will exceed the costs of establishing and administering the Contract loan feature.

Only one outstanding loan at a time is permitted. The loan amount must be at least $1,000.00. The loan amount may not, at the date of the loan, exceed the lesser of (a) 50% of the Contract Value, or (b) $50,000 reduced by the highest outstanding loan balance in the previous 12 months. The 50% limitation above described is further modified, if its application results in a calculated limit of less than $10,000, for a Contract which is part of a plan of a governmental employer, a plan of a church, or a salary reduction contribution-only Section 403(b) plan satisfying the diversification requirements of the Employee Retirement

Income Securities Act of 1974. If in the application of the 50% limitation above described for such a Contract a loan limitation of less than $10,000 results, the following limitation is applicable in lieu of the above described 50% limitation (in addition to the loan limitation designated as (b) above): the lesser of (1) $10,000 or (2) the Contract Value less one year's interest on the loan. Loans issued to the Contract Owner under other plans of the same employer may, under Internal Revenue Service rules, reduce the loan available under this Contract.


Your loan may have either a variable rate, or a fixed rate that is fixed for the life of the loan. If we have mailed you an endorsement to your contract providing for a fixed rate, and if you have accepted this endorsement, then your loan will have a fixed rate. Otherwise your loan will have a variable rate.


Loan interest rates are set on August 1st each year and are applicable to all loans made during the 12 months following the date the rate is set.

For variable rate loans the loan interest rate is reset every August 1st. The rate is equal to the greater of (a) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (b) the weighted average Fixed Account interest rate being credited to the contracts as of the preceding July 1st plus 1%.


For fixed rate loans the loan interest rate is equal to the greater of (a) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (b) the minimum guaranteed Fixed Account interest rate specified on the contract.


Repayment of principal and interest must be amortized in no more than five years. However, loans taken for the acquisition of the Annuitant's principal residence may be repaid over a period of 1 to 30 years. Whether or not the loan has been used to acquire a principal residence, interest paid on this loan is "personal interest" as defined in the Internal Revenue Code.

The loan must be repaid in quarterly installments of principal and interest and may be prepaid at any time. The repayment due dates and installment amounts will be provided in a repayment schedule sent to you at least 30 days prior to the installment due date.

If you fail to make loan repayments when due, we will treat the loan as in default and the entire outstanding loan balance will be due at once. Unpaid accrued interest shall be treated as part of the loan balance. Interest shall accrue on the loan balance until you repay it or until we recover the loan balance from the contract when we are permitted to do so by IRS rules.


If loan payments are not made when due, the entire loan balance may become immediately taxable. In such a case, premature distribution taxes as well as ordinary income taxes may be due. Interest accruing on a defaulting loan in subsequent years may also be taxable in such years until the loan balance is repaid.


If any loan amount is outstanding on the Annuity Commencement Date, you may not apply the amount held as security for the loan to an annuity settlement. If the Annuitant or Contract Owner dies before the Annuity Commencement Date, we reserve the right to deduct any amount owed to us from the death benefit.

Transfers from the Fixed Account of the amount held as security for the loan balance are restricted while a Contract loan is outstanding.

Withdrawals from the contract are also restricted while a loan is outstanding. The minimum contract value remaining after any surrender must be at least $1,000 plus 105% of the sum of the outstanding loan plus any unpaid accrued interest.

When the loan balance is fully repaid, amounts held in the Fixed Account can be transferred and amounts held in the contract may be withdrawn, subject to otherwise generally applicable terms and conditions for such transfers or withdrawals.


Contract loans are subject to conditions and requirements under the Internal Revenue Code and, where applicable, ERISA, as well as the terms of any retirement plan in connection with which the contract has been acquired. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons and because the rules vary depending on the individual circumstances of each Contract, Fortis Benefits cautions that employers and Contract Owners should take particular care to consult with qualified advisers before taking action with respect to Contract loans.


THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

The Contract Owner may specify an Annuity Commencement Date, up to age 105, in the application. The Annuity Commencement Date marks the beginning of the period during which an Annuitant receives annuity payments under the Contract. Except for contracts issued in connection with life insurance policies issued by Fortis Benefits, the Annuity Commencement Date must be at least two years after the Contract Date.


Depending on the type of retirement arrangement in connection with which a Contract is issued, amounts that are distributed either too soon or too late may be subject to penalty taxes under the Internal Revenue Code. See "Federal Tax Matters." You should consider this carefully in selecting or changing an Annuity Commencement Date.

In order for the Contract Owner to advance or defer the Annuity Commencement Date, the Contract Owner must submit a Written Request during the Annuitant's lifetime. The request must be received at our Home Office at least 30 days before the then-scheduled Annuity Commencement Date. The new Annuity Commencement Date must also be at least 30 days after the Written Request is received. There is no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS
If the Contract Value at the end of the Valuation Period which contains the Annuity Commencement Date is less than $5,000, we may pay the entire Contract Value, without the imposition of any charges other than premium taxes, if applicable, in a single sum payment to the Annuitant or other properly designated payee and cancel the Contract.

Otherwise, Fortis Benefits will apply (1) the Fixed Account Value to provide a Fixed Annuity Option and (2) the Separate Account Value in any Subaccount to provide a Variable Annuity Option using the same Subaccount, unless the Contract Owner has notified us by Written Request to apply the Fixed Account Value and Separate Account Value in different proportions. Any such Written Request must be received by us at our Home Office at least 30 days before the Annuity Commencement Date.

Annuity payments under a Fixed or Variable Annuity Option will be made on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If more than one person is named as an Annuitant, the Contract Owner may elect to name one of such persons to be the sole Annuitant as of the Annuity Commencement Date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50. There is no right to make any total or partial surrender during the Annuity Period.

The amount of each annuity payment will depend on the amount of Contract Value applied to an annuity option, the form of annuity selected and the age of the Annuitant. Information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefit plans, is set forth under "Calculation of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity form selected.

The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit Values for the Subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

If a Subaccount on which a variable annuity payment is based has an average effective net investment return higher than 4% (the assumed investment return) per annum during the period between two such annuity payments, the Annuity Unit Value will increase, and the second payment will be higher than the first. Conversely, if the Subaccount's average effective net investment return over the period between the annuity payments is less than 4% per annum, the Annuity Unit Value will decrease, and the second payment will be lower than the first. "Net investment return," for this purpose, refers to the Subaccount's overall investment performance, net of the mortality and expense risk and administrative expense charges, which are assessed at a nominal aggregate annual rate of 1.35%.


We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses, except to the extent that we reserve the right to impose the $35 annual administrative expense charge during the Annuity Period just as we do during the Accumulation Period.

TRANSFERS. During the Annuity Period, the person receiving annuity payments may make up to four transfers a year among Subaccounts or from Subaccounts to the Fixed Account. The current procedures for these transfers are the same as described above under "Allocation of Purchase Payments and Contract Value--Transfers." Transfers out of the Fixed Account are not permitted during the Annuity Period.

ANNUITY FORMS
The Contract Owner may select an annuity form or change a previous selection by Written Request, which must be received by us at least 30 days before the Annuity Commencement Date. Only one annuity form may be selected, although as discussed above, payments under that form may be received on a combination fixed and variable basis. If no annuity form selection is in effect on the Annuity Commencement Date, in most cases we automatically apply Option B (described below), with payments guaranteed for 10 years. If the Contract is issued under certain retirement plans, however, federal pension law may require that any default payments be made pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

The following options are available for fixed annuity payments and for variable annuity payments.

OPTION A, LIFE ANNUITY. Payments are made as of the first Valuation Date of each monthly period during the Annuitant's life, starting with the Annuity Commencement Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this option if the Annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS OR 20
YEARS. Payments are made as of the first Valuation Date of each monthly period starting on the Annuity Commencement Date. Payments will continue as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guaranteed payments to the Beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

OPTION D, JOINT AND ONE-HALF CONTINGENT SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. If the Annuitant dies first, payments will continue to the joint Annuitant at one-half the original amount. If the joint Annuitant dies first, payments will continue to the Annuitant at the original full amount. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

We also have other annuity forms available and information about them can be obtained from your sales representative or by calling or writing to our Home Office.

DEATH OF ANNUITANT OR OTHER PAYEE
Under most annuity forms offered by Fortis Benefits, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-qualified Contracts". Though the rules there described do not apply to Contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

The charges that we assess in connection with the Contracts are described below.

PREMIUM TAXES
The states of South Dakota and Wyoming impose a premium tax upon the receipt of a purchase payment. In those states, and in any other state or jurisdiction where premium taxes or similar assessments are imposed upon the receipt of purchase payments, Fortis Benefits pays such taxes on behalf of the Contract Owner and then will deduct a charge for these amounts from the Contract Value upon the surrender, death of the Annuitant or Contract Owner, or annuitization of the Contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge for such amounts from the Contract Value at that time. In such jurisdictions, the charge will be deducted on a pro-rata basis from the then-current Fixed Account Value and, by redemption of Accumulation Units, the then-current Separate Account Value in each Subaccount. Similarly, Fortis Benefits may deduct premium taxes from the Contract Value when no deduction was made from purchase payments, but is subsequently determined to be due. Conversely, Fortis

Benefits will credit to Contract Value the amount of any deductions for premium taxes or similar assessments that are subsequently determined not to be owed.

Applicable premium tax rates depend upon the Contract Owner's then-current place of residence. Currently, premium taxes and similar assessments range from 0% to 3.5% of purchase payments or the amount annuitized. Applicable rates are subject to change by legislation, administrative interpretations or judicial acts.

ANNUAL ADMINISTRATIVE CHARGE
A $35 annual administrative charge is deducted each Contract year from the Contract Value on each anniversary of the Contract Date. (This charge will be lower to the extent legally required in some states.) This charge is to help cover administrative costs such as those incurred in issuing Contracts, establishing and maintaining the records relating to Contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing Contract transactions. This charge will initially be waived during the Annuity Period, although Fortis Benefits reserves the right to reinstitute it at any time. This charge will be waived during the Accumulation Period if the Contract Value at the end of the Contract Year (or upon total surrender) is $25,000 or more.

The annual administrative charge will be deducted by redemption of Accumulation Units from each Subaccount of the Separate Account and from the Fixed Account in the same proportion as the then-current Contract Value is then allocated among those alternatives pursuant to the Contract. If the Contract is totally surrendered, the full annual administrative charge will be deducted at the time of surrender if the Contract Value is less than $25,000 at such time.

CHARGES AGAINST THE SEPARATE ACCOUNT
Certain charges will be assessed as a percentage of the value of the net assets of the Separate Account to compensate Fortis Benefits for risks assumed in connection with the Contract, and administrative expenses which may apply to the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE. We will assess each Subaccount of the Separate Account with a daily charge for mortality and expense risk at a nominal annual rate of 1.25% of the average daily net assets of the Separate Account (consisting of approximately .8% for mortality risk and approximately .45% for expense risk). This charge is assessed during both the Accumulation Period and the Annuity Period. We guarantee not to increase this charge for the duration of the Contract. This charge is assessed daily when determining the value of an Accumulation Unit.

The mortality risk borne by Fortis Benefits arises from its obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy generally, will have any adverse effect on the annuity payments the Annuitant will receive under the Contract. This, therefore, relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement.

In addition, Fortis Benefits bears a mortality risk in that it guarantees to pay a death benefit in a single sum (which may also be taken in the form of an annuity option) upon the death of an Annuitant or Contract Owner prior to the Annuity Commencement Date. No surrender charge is imposed upon the payment of a death benefit, which places a further mortality risk on the Company.

The expense risk assumed is that actual expenses incurred in connection with issuing and administering the Contracts will exceed the limits on administrative charges set in the Contracts.

If the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company.

ADMINISTRATIVE EXPENSE CHARGE. We will assess each Subaccount of the Separate Account with a daily charge at a nominal annual rate of .10% of the average daily net assets of the Subaccount. This charge is imposed during both the Accumulation Period and the Annuity Period. The daily administrative expense charge is assessed to help cover administrative expenses such as those described above under "Annual Administrative Charge." The daily administrative expense charge, like the annual administrative charge, is designed to defray expenses actually incurred. There is no necessary relationship between the amount of administrative charges imposed on a given Contract and the amount of expenses actually attributable to that Contract.

TAX CHARGE. We currently impose no charge for taxes payable by us in connection with this Contract, other than for premium taxes and similar assessments when applicable. We reserve the right to impose a charge for any other taxes that may become payable by us in the future in connection with the Contracts or the Separate Account.

The annual administrative charge and charges against the Separate Account described above are for the purposes described and Fortis Benefits may receive a profit as a result of these charges.

SURRENDER CHARGE
No sales charge is collected or deducted at the time Net Purchase Payments are applied under a Contract. A surrender charge will be assessed on certain total or partial surrenders. The amounts obtained from the surrender charge will be used to partially defray expenses incurred in the sale of the Contracts, including commissions and other promotional or distribution expenses associated with the marketing of the Contracts, and costs associated with the printing and distribution of prospectuses and sales material.

FREE SURRENDERS. The following amounts can be withdrawn from the Contract without a surrender charge:

    - Any purchase payments received by us more than five years prior to the surrender date and that have not been previously surrendered;

    - In any Contract year, up to 10% of the purchase payments received by us less than five years prior to the surrender date (whether or not the purchase payments have been previously surrendered).

Purchase payments not subject to a surrender charge are deemed to be withdrawn first. If all purchase payments have been withdrawn, the remaining earnings can be withdrawn without a surrender charge. That is, surrender charges do not apply to Contract earnings. For this purpose, it is assumed that all purchase payments are withdrawn before earnings are withdrawn. (For federal income tax purposes, however, certain partial surrenders will be deemed to come first from earnings. See "Federal Tax Matters.")

No surrender charge is imposed on annuitization (or payment of a single sum because the Contract Value is less than the minimum required to provide an annuity on the Annuity Commencement Date). Nor is the surrender charge deducted from the payment of any benefit upon the death of an Annuitant or Contract Owner.

In addition, we have an administrative policy to waive surrender charges for full surrenders of Contracts that have been in force for at least ten years provided that the amount then subject to the surrender charge is less than 25% of the Contract Value. Since the Contracts have been offered only since 1988, no such waivers have yet been made. We reserve the right to change or terminate this practice at any time, both for new and for previously issued Contracts.

AMOUNT OF SURRENDER CHARGE. Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is 5% of the purchase payments withdrawn which were received by us less than five years prior to the surrender date.

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient to cover the actual costs of distribution, such costs will be paid from Fortis Benefits' General Account assets, which will include profit, if any, derived from the mortality and expense risk charge.

NURSING CARE/HOSPITALIZATION WAIVER OF SURRENDER CHARGES. Surrender charges will not be assessed when a total or partial withdrawal is requested: (1) after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made; or (2) within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days. Confinement must begin after the effective date of this provision.

Covered persons are the Contract Owner or Owners and the spouse of any Contract Owner if such spouse is the Annuitant. Surrender Charges will not be waived when a confinement is due to substance abuse, mental or personality disorders without a demonstrable organic disease. A degenerative brain disease such as Alzheimer's Disease is considered an organic disease.

This nursing care/hospitalization waiver of surrender charges is provided by means of a rider to the Contract, which has not been approved in all states. Individuals applying for a Contract should check with their Fortis Benefits representative to determine if this rider is available in their state.

MISCELLANEOUS
Because the Separate Account invests in shares of the Portfolios of Fortis' Series, the net assets of the Separate Account will reflect the investment advisory fees and certain other expenses incurred by the Portfolios that are described in the prospectus for Fortis' Series.

REDUCTION OF CHARGES
No surrender charge will be imposed under any Contract owned by (A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the Contract Issue date they are: (1) officers and directors; (2) employees; or (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons; (B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents--or spouses of any such persons); and (C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons).

The annual administrative charge may be reduced or waived when sales of the contract are made to individuals or groups of individuals in such a manner that results in savings or reduction of administrative expense. In no event will reduction or elimination of the annual administrative charge be permitted where such reduction or elimination will be unfairly discriminating to any person.

FIXED ACCOUNT

Contract Owners may allocate Net Purchase Payments and transfer Contract Value to the Fixed Account, in which case such amounts are held in the General Account of Fortis Benefits. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Account. More information regarding the Fixed Account may be obtained from Fortis Benefits' Home Office or from your sales representative.

GENERAL DESCRIPTION
Our obligations with respect to the Fixed Account are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of the assets in our General Account.

Fortis Benefits guarantees that Contract Value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. We may, at our sole discretion, credit higher rates of interest, although we are not obligated to credit interest in excess of the guaranteed rate of 4% per year. Any interest rate in excess of 4% per year with respect to any amount in the Fixed Account pursuant to a Contract will not be modified more than once each calendar year. Any higher rate of interest will be quoted at an effective annual rate. The rate of any excess interest initially or subsequently credited to any amount can in many cases vary, depending on when that amount was originally allocated to the Fixed Account. Once credited, such interest will be guaranteed and will become part of Contract Value in the Fixed Account from which deductions for fees and charges may be made.

Charges under the Contract are the same as when the Separate Account is being used, except that the 1.35% per annum charged for mortality and expense risk and administrative expenses is not imposed on amounts of Contract Value in the Fixed Account.

FIXED ACCOUNT VALUE
The Contract's Fixed Account Value on any Valuation Date is the sum of the Net Purchase Payments allocated to the Fixed Account, plus any transfers from the Separate Account, plus interest credited to the Fixed Account, less any surrenders, surrender charges or annual administrative charges allocated to the Fixed Account or transfers to the Separate Account.

FIXED ACCOUNT TRANSFERS, TOTAL AND PARTIAL SURRENDERS
Amounts in the Fixed Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Subaccounts of the Separate Account with respect to total and partial surrenders. See "Total and Partial Surrenders."

Transfers out of the Fixed Account have special limitations. Prior to the Annuity Commencement Date, Contract Owners may transfer part or all of the Contract Value from the Fixed Account to the Separate Account, provided that (1) no more than one such transfer is made each Contract year, (2) no more than 50% of the Fixed Account Value is transferred at any time (unless the balance in the Fixed Account after the transfer would be less than $1,000, in which case up to the entire balance may be transferred) and (3) at least $500 is transferred at any one time (or, if less, the entire amount in the Fixed Account). Irrespective of the above, we may in our discretion permit a continuing request for transfer of lesser specified amounts automatically on a periodic basis. However, we reserve the right to discontinue or modify any such arrangements at our discretion.

No transfers from the Fixed Account may be made after the Annuity Commencement Date.

GENERAL PROVISIONS

THE CONTRACT
The Contract, copies of any applications, amendments, riders, or endorsements attached to the Contract, and copies of any supplemental applications, amendments, endorsements, or revised Contract pages which are mailed to you are the entire Contract. Only the President, Secretary and Registrar of Fortis Benefits can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by one of these representatives of Fortis Benefits.

The Contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENTS
With respect to amounts in the Subaccounts of the Separate Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by Fortis Benefits at its Home Office.

However, Fortis Benefits may defer the determination, application or payment of any death benefit, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, or any transfer, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for the Contract, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contract Owners.

Fortis Benefits may also defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. Fortis Benefits may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS
If the age or sex of the Annuitant has been misstated, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If we have made any overpayments because of incorrect information about age or sex, or any error or miscalculation, Fortis Benefits will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the rate of 4% per year.

ASSIGNMENT AND OWNERSHIP RIGHTS
Rights and interests under a Qualified Contract may be assigned only in certain narrow circumstances referred to in the Contract. Contract Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. An ownership change must be made in writing and a copy must be sent to Fortis Benefits' Home Office. The change will be effective on the date it was made, although we are not bound by a change until the date we record it. Contract Owner, Annuitant and Beneficiary rights are subject to any assignment of record at the Home Office of Fortis Benefits. An assignment or pledge of a Contract may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY
Before the Annuity Commencement Date and while the Annuitant is living, the Contract Owner may name or change a beneficiary or a contingent beneficiary by sending a Written Request of the change to Fortis Benefits. Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary, and the right to name a beneficiary other than the spouse may be subject to applicable tax laws and regulations. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments we make or action we take before receiving the Written Request. We also need the consent of any irrevocably named person before making a requested change.

In the event of the death of a Contract Owner or Annuitant prior to the Annuity Commencement date the Beneficiary will be determined as follows:

    - If there is any surviving Contract Owner, the surviving Contract Owner will be the Beneficiary (this overrides any other beneficiary designation).

    - If there is no surviving Contract Owner, the Beneficiary will be the beneficiary designated by the Contract Owner.

    - If there is no surviving Contract Owner and no surviving beneficiary who has been designated by the Contract Owner, then the estate of the last surviving Contract Owner will be the Beneficiary.

REPORTS
We will mail to the Contract Owner, at the last known address of record, any reports required by any applicable law or regulation. You should therefore give us prompt written notice of any address change. Each Contract Owner will also be sent an annual and a semi-annual report for Fortis Series and a list of the portfolio securities held in each Portfolio of Fortis Series. All reports will be mailed to the person receiving payments during the Annuity Period, rather than to the Contract Owner.

RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgement, they would best serve the interests of Contract Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain your approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

    - To operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

    - To transfer any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove Subaccounts in the Separate Account.

    - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

    - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

    - To change the time or times of day at which a Valuation Date is deemed to have ended.

    - To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges which Fortis Benefits has guaranteed.

DISTRIBUTION

The Contracts will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the Contracts of Fortis Benefits, are also registered representatives of Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts or registered representatives of other broker-dealer firms, or representatives of other firms that are exempt from broker-dealer regulation. Fortis Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.


Fortis Investors will pay a selling allowance to its registered representatives and selling brokers in varying amounts which under normal circumstances is not expected to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.



Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values which are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms, and exempt firms may be eligible for additional compensation based upon meeting certain production standards. Fortis Investors may "chargeback" commissions paid to others if the contract upon which the commission was paid is surrendered or canceled within certain specified time periods.


Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of Contracts. Compensation may include financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns regarding Contracts, and other broker-dealer sponsored programs or events. Compensation may include payment for travel expenses incurred in connection with trips taken by invited sales representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.

Fortis Investors is an indirect subsidiary of Fortis AMEV and Fortis AG and is therefore under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our Home Office.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in the opinion of Fortis Benefits are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a Contract or related retirement plan.

NON-QUALIFIED CONTRACTS
Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Purchase payments made under Non-Qualified Contracts are not excludible or deductible from the gross income of the Contract Owner or any other person. However, any increase in the accumulated value of a Non-Qualified Contract resulting from the investment performance of the Separate Account or interest credited to the Fixed Account is generally not taxable to the Contract Owner or other payee until received by him or her, as surrender proceeds, death benefit proceeds, or otherwise. The exception to this rule is that, generally, Contract Owners who are not natural persons ARE taxed annually for any increase in the Contract Value. However, this exception does not apply in all cases, and you may wish to discuss this with your tax adviser.

The following discussion applies generally to Contracts owned by natural persons.

In general, surrenders or partial withdrawals under Contracts are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. If a Contract Owner assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed to the Contract Owner as ordinary income to the same extent as a partial withdrawal.

With respect to annuity payment options, although the tax consequences may vary depending on the option elected under the Contract, until the investment in the Contract is recovered, generally only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed. In general, an Annuitant's or other payee's "investment in the contract" is the aggregate amount of purchase payments made by him or her. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is determined by a formula which establishes the specific dollar amount of each annuity payment that is not taxed. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected annuity payments. For fixed annuity payments in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment which bears the same ratio to such payment that the "investment in the contract" bears to the total expected return under the Contract. The remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same Contract Owner within the same calendar year will be treated as if they were a single contract.

There is a 10% penalty under the Code on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is (1) made on or after the Contract Owner or other payee reaches age 59 1/2, (2) made to a Beneficiary on or after death of the Contract Owner, (3) made upon the disability of the Contract Owner or other payee, or (4) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner or the Contract Owner and Beneficiary. Premature distributions may result, for example, from an early Annuity Commencement Date, any early surrender, partial surrender or assignment of a Contract or the early death of an Annuitant who is not the Contract Owner.

A transfer of ownership of a Contract, or designation of an Annuitant or other payee who is not also the Contract Owner, may result in certain income or gift tax consequences to the Contract Owner that are beyond the scope of this discussion. A Contract Owner contemplating any transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such transaction.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS
In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires (a) if the person receiving payments dies on or after the Annuity Commencement Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that person's death; and (b) if any Contract Owner dies prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed (1) within five years after the date of that Contract Owner's death or (2) as annuity payments which will begin within one year of that Contract Owner's death and which will be made over the life of the Contract Owner's designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary. However, if the Contract Owner's designated beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse deemed to be the new Contract Owner for purposes of Section 72(s). Where the Contract Owner or other person receiving payments is not a natural person, the required distributions provided for in Section 72(s) apply upon the death of the primary Annuitant.

No regulations interpreting the requirements of Section 72(s) have yet been issued (although proposed regulations have been issued interpreting similar requirements for qualified plans). Fortis Benefits intends to review and modify the endorsement if necessary to ensure that the Contracts comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, unless the Beneficiary elects otherwise, the above requirements will be satisfied where the death occurs prior to the Annuity Commencement Date by paying the death benefit in a single sum, subject to proof of the Contract Owner's death. The Beneficiary, however, may elect by Written Request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, particularly where the annuitant dies and the annuitant is not the Contract Owner, the IRS may disregard the election for tax purposes and tax the Beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS
The Contract may be used with several types of tax-qualified plans. The tax rules applicable to Contract Owners, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Code on behalf of an individual are excludible from the individual's gross income for tax purposes during the Accumulation Period. The portion, if any, of any purchase payment made by or on behalf of an individual under a Contract that is not excluded from the individual's gross income for tax purposes during the Accumulation Period constitutes the individual's "investment in the contract." Aggregate deferrals under all plans at the employee's option may be subject to limitations.

The Contracts are available in connection with the following types of retirement plans: Section 403(b) annuity plans for employees of certain tax-exempt organizations and public educational institutions; Section 401 or 403(a) qualified pension, profit-sharing or annuity plans; individual retirement annuities ("IRAs") under Section 408(b); simplified employee pension plans ("SEPs") under Section 408(k); SIMPLE IRA Plans under Section 408(p); Section 457 unfunded deferred compensation plans of public employers and tax-exempt organizations; and private employer unfunded deferred compensation plans. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans."

When annuity payments begin, the individual will receive back his or her "investment in the contract" if any, as a tax-free return of capital. The dollar amount of annuity payments received in any year in excess of such return is taxable as ordinary income. When payments are received as an annuity, the tax-free return of capital is treated as if received ratably over the entire period of the annuity until fully recovered (as described above with respect to Non-Qualified Contracts).

WITHHOLDING
Annuity payments and other amounts received under Contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and with respect to certain distributions from certain types of qualified retirement plans unless the proceeds are transferred directly from the qualified retirement plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require Fortis Benefits to disregard the recipient's election if the recipient fails to supply Fortis Benefits with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies Fortis Benefits that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION
The United States Treasury Department has adopted regulations under Section 817(h) of the Code which set standards of diversification for the investments underlying the Contracts, in order for the Contracts to be treated as annuities. Fortis Benefits believes that these diversification standards will be satisfied. Failure to do so would result in immediate taxation to Contract Owners or Annuitants of all returns credited to Contracts, except in the case of certain Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause Contract Owners or Annuitants to be treated as the owners of Separate Account assets for tax purposes. Fortis Benefits reserves the right to amend the Contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if such standards were considered not to embody a new position.

CERTAIN EXCHANGES
Section 1035 of the Code provides generally that no gain or loss will be recognized upon the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange from an Old Contract, a Fortis Benefits variable life insurance policy, or another life insurance policy or annuity contract into a Contract pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code, and your investment in the Contract will be the same as your investment in the contract or policy exchanged. However, an exchange from a Fortis Group Fund or other investment that is not a life insurance or annuity contract may be a taxable event.

Certain existing annuity contracts may be "grandfathered" under various provisions of the tax laws, i.e., subject to more favorable tax treatment than generally offered under current law. For example, certain annuity contracts issued before January 19, 1985 may not be subject to the distribution rules of Code Section 72(s). Also, certain distributions from contracts issued before the same date may not be subject to the 10% penalty tax for premature distributions. Also, if a contract contained principal on August 13, 1982, that principal may generally be withdrawn in a partial distribution before the withdrawal of any taxable gain in the contract. These "grandfather" provisions may be lost if such contract is exchanged for a Contract. In connection with contracts issued pursuant to Section 1035 exchanges, if the data is provided to us, we can separately track amounts attributable to purchase payments made to the original contract before or after the effective date of the Tax Equity and Fiscal Responsibility Act of 1982. That separate tracking can preserve certain of the above grandfathered provisions.

Because of the complexity of these matters, you should consult a qualified tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS
Section 403(b)(12) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

    (1) elective contributions made for years beginning after December 31, 1988;

    (2) earnings on those contributions; and

    (3) earnings on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions which accrues after December 31, 1988 may not be distributed in the case of hardship.

VOTING PRIVILEGES


In accordance with its view of current applicable law, Fortis Benefits will vote shares of each of the Portfolios which are attributable to a Contract at regular and special meetings of the shareholders of Fortis Series in proportion to instructions received from the persons having the voting interest in the Contract as of the record date for the corresponding Fortis Series shareholders meeting. Contract Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and Beneficiaries have the voting interest after the death of the Annuitant or Contract Owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote shares of the Portfolios in its own right, it may elect to do so.


During the Accumulation Period, the number of shares of a Portfolio attributable to a Contract is determined by dividing the amount of Contract Value in the corresponding Subaccount pursuant to the Contract as of the record date for the shareholders meeting by the net asset value of one Portfolio share as of that date. During the Annuity Period, or after the death of the Contract Owner or Annuitant, the number of Portfolio shares deemed attributable to the Contract will be computed in a comparable manner, based on the liability for future variable annuity payments allocable to that Subaccount under the Contract as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed interest rate used in determining the number of Annuity Units credited to the Contract and the applicable Annuity Unit value on the record date. During the Annuity Period, the number of votes attributable to a Contract will generally decrease since funds set aside to make the annuity payments will decrease.

Where Contract Owners are permitted to instruct us as to how to vote Portfolio shares, our policy is to permit an Annuitant or payee who is not the Contract Owner to direct the Contract Owner with respect to the voting of certain Portfolio shares attributable to his or her Contract. An Annuitant or other payee may direct the Contract Owner with respect to that number of Portfolio shares that is attributable to purchase payments, if any, contributed by such Annuitant or payee and any additional shares, to the extent authorized by an employee benefit plan. (For these purposes, the number of shares attributable to the Annuitant or payee is computed on a basis consistent with that for attributing Portfolio shares to Contract Owners, as described above.)

Contract Owners are to instruct Fortis Benefits to vote in accordance with such directions from Annuitants and payees. Furthermore, Contract Owners are to instruct Fortis Benefits to vote shares of any Portfolio for which directions could have been but were not received from Annuitants and other payees in the same proportion as other shares in that Portfolio attributable to the Contract Owner which are to be voted in accordance with directions received from Annuitants and other payees. The Contract Owner may instruct us as to the voting of any other shares attributable to Contracts as the Contract Owner may determine. The Separate Account, Fortis Series and Fortis Benefits do not have any obligation to determine whether or not voting directions are requested or received by a Contract Owner or whether or not a Contract Owner has instructed Fortis Benefits in accordance with directions given by Annuitants and other payees.

Fortis Benefits will vote shares as to which it has received no timely instructions, and any shares attributable to excess amounts Fortis Benefits has accumulated in the related Subaccount, in proportion to the voting instructions which it receives with respect to all Contracts and other variable annuity contracts participating in a Portfolio. To the extent that Fortis Benefits or any affiliated company holds any shares of a Portfolio, they will be voted in the same proportion as instructions for that Portfolio that are received from persons holding the voting interest with respect to all Fortis Benefits separate accounts participating in that Portfolio. Shares held by separate accounts other than the Separate Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the Contracts.

Each person having a voting interest in a Subaccount of the Separate Account will receive proxy material, reports and other materials relating to the appropriate Portfolio. Pursuant to the procedures described above, these persons may give instructions regarding the election of the Board of Directors of Fortis Series, ratification of the selection of its independent auditors, the approval of the investment manager of a Portfolio, changes in fundamental investment policies of a Portfolio and all other matters that are put to a vote by Fortis Series shareholders.

STATE REGULATION

Fortis Benefits is subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Fortis Benefits intends to satisfy the necessary requirements to sell the Contracts in the District of Columbia and in all states other than New York as soon as possible.

LEGAL MATTERS

The legality of the Contracts described in this Prospectus has been passed upon by David A. Peterson, Esquire, Vice President and Assistant General Counsel of Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE

Fortis Benefits................................           2
Calculation of Annuity Payments................           2
Services.......................................           3
    - Safekeeping of Separate Account Assets...           3
    - Experts..................................           3
    - Principal Underwriter....................           3
Limitation On Allocations......................           4
Change of Investment Adviser or Investment
 Policy........................................           4
Taxation Under Certain Retirement Plans........           4
Terms of Exemptive Relief in Connection with
 Mortality and Expense Risk Charge.............           8
Other Information..............................           8
Financial Statements...........................           8
APPENDIX A--Performance Information............         A-1

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis AMEV and Fortis AG, as of December 31, 1997 and 1996, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young, LLP
Minneapolis, Minnesota
February 27, 1998

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1997       1996
                                                                                         ---------  ---------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost 1997--$2,325,589;
   1996--$2,078,438)...................................................................  $2,415,915 $2,115,499
  Equity securities, at fair value (cost 1997--$88,719; 1996--$84,144).................    109,832    106,290
  Mortgage loans on real estate, less allowance for possible losses (1997--$11,085;
   1996--$9,697).......................................................................    602,064    582,869
  Policy loans.........................................................................     68,566     60,722
  Short-term investments...............................................................     70,537    182,817
  Real estate and other investments....................................................     55,035     29,628
                                                                                         ---------  ---------
                                                                                         3,321,949  3,077,825

Cash and cash equivalents..............................................................      9,901     20,474

Receivables:
  Uncollected premiums.................................................................     74,220     71,386
  Reinsurance recoverable on unpaid and paid losses....................................     13,852     12,939
  Other................................................................................     19,762      9,045
                                                                                         ---------  ---------
                                                                                           107,834     93,370
Accrued investment income..............................................................     47,376     39,519
Deferred policy acquisition costs......................................................    291,742    268,075
Property and equipment at cost, less accumulated depreciation..........................     42,773     52,882
Deferred federal income taxes..........................................................     15,037     17,008
Other assets...........................................................................      4,250      8,005
Assets held in separate accounts.......................................................  2,978,622  2,374,718
                                                                                         ---------  ---------
TOTAL ASSETS...........................................................................  $6,819,484 $5,951,876
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1997       1996
                                                                                         ---------  ---------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Traditional life insurance.........................................................  $ 449,017  $ 434,378
    Interest sensitive and investment products.........................................  1,264,227  1,175,480
    Accident and health................................................................    792,249    834,119
                                                                                         ---------  ---------
                                                                                         2,505,493  2,443,977
  Unearned revenues....................................................................     10,653     12,622
  Other policy claims and benefits payable.............................................    260,596    191,940
  Policyholder dividends payable.......................................................      8,197      8,783
                                                                                         ---------  ---------
                                                                                         2,784,939  2,657,322

  Debt.................................................................................     26,433         --
  Accrued expenses.....................................................................     49,909     42,223
  Current income taxes payable.........................................................     10,549     17,424
  Other liabilities....................................................................    113,222    104,834
  Due to affiliates....................................................................      6,925      4,926
  Liabilities related to separate accounts.............................................  2,947,401  2,344,474
                                                                                         ---------  ---------
TOTAL POLICY RESERVES AND LIABILITIES..................................................  5,939,378  5,171,203

SHAREHOLDER'S EQUITY:
  Common Stock, $5 par value:
    Authorized, issued and outstanding shares--1,000,000...............................      5,000      5,000
  Additional paid-in capital...........................................................    468,000    468,000
  Retained earnings....................................................................    332,723    265,613
  Unrealized gains on investments, net.................................................     68,981     36,290
  Unrealized gains on assets held in separate accounts, net............................      5,402      5,770
                                                                                         ---------  ---------
TOTAL SHAREHOLDER'S EQUITY.............................................................    880,106    780,673
                                                                                         ---------  ---------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY............................  $6,819,484 $5,951,876
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                                --------------------------------
                                                                                   1997       1996       1995
                                                                                ----------  ---------  ---------
REVENUES
  Insurance operations:
    Traditional life insurance premiums.......................................  $  269,540  $ 258,496  $ 251,353
    Interest sensitive and investment product policy charges..................      77,429     63,336     46,076
    Accident and health insurance premiums....................................     891,037    974,046    934,900
                                                                                ----------  ---------  ---------
                                                                                 1,238,006  1,295,878  1,232,329

  Net investment income.......................................................     228,724    206,023    203,537
  Net realized gains on investments...........................................      41,101     25,731     55,080
  Other income................................................................      36,458     31,725     33,085
                                                                                ----------  ---------  ---------
    TOTAL REVENUES............................................................   1,544,289  1,559,357  1,524,031

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance................................................     204,497    220,227    202,911
    Interest sensitive investment products....................................     103,077     90,358     73,676
    Accident and health claims................................................     707,113    778,439    769,588
                                                                                ----------  ---------  ---------
                                                                                 1,014,687  1,089,024  1,046,175

Policyholder dividends........................................................       2,935      4,169      4,305
Amortization of deferred policy acquisition costs.............................      43,931     39,325     41,291
Insurance commissions.........................................................     107,378     94,723     95,559
General and administrative expenses...........................................     273,128    242,825    254,940
                                                                                ----------  ---------  ---------
    TOTAL BENEFITS AND EXPENSES...............................................   1,442,059  1,470,066  1,442,270
                                                                                ----------  ---------  ---------
Income before federal income taxes............................................     102,230     89,291     81,761
Federal income taxes..........................................................      35,120     31,099     27,891
                                                                                ----------  ---------  ---------
NET INCOME....................................................................  $   67,110  $  58,192  $  53,870
                                                                                ----------  ---------  ---------
                                                                                ----------  ---------  ---------

                            See accompanying notes.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                     UNREALIZED
                                                                                    UNREALIZED          GAINS
                                                                                       GAINS         (LOSSES) ON
                                                        ADDITIONAL                  (LOSSES) ON    ASSETS HELD IN
                                             COMMON       PAID-IN     RETAINED     INVESTMENTS,       SEPARATE
                                              STOCK       CAPITAL     EARNINGS          NET         ACCOUNTS, NET     TOTAL
                                           -----------  -----------  -----------  ---------------  ---------------  ---------
Balance, January 1, 1995.................   $   5,000    $ 358,000    $ 153,551      $ (42,908)       $     554     $ 474,197
Net income...............................          --           --       53,870             --               --        53,870
Additional paid-in capital...............          --       50,000           --             --               --        50,000
Change in unrealized gains (losses) on
 investments, net........................          --           --           --        131,039               --       131,039
Change in unrealized gains (losses) on
 assets held in separate accounts, net...          --           --           --             --            1,992         1,992
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1995...............       5,000      408,000      207,421         88,131            2,546       711,098
Net income...............................          --           --       58,192             --               --        58,192
Additional paid-in capital...............          --       60,000           --             --               --        60,000
Change in unrealized gains (losses) on
 investments, net........................          --           --           --        (51,841)              --       (51,841)
Change in unrealized gains (losses) on
 assets held in separate accounts, net...          --           --           --             --            3,224         3,224
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1996...............       5,000      468,000      265,613         36,290            5,770       780,673
Net income...............................          --           --       67,110             --               --        67,110
Change in unrealized gains (losses) on
 investments, net........................          --           --           --         32,691               --        32,691
Change in unrealized gains (losses) on
 assets held in separate account, net....          --           --           --             --             (368)         (368)
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1997...............   $   5,000    $ 468,000    $ 332,723      $  68,981        $   5,402     $ 880,106
                                           -----------  -----------  -----------       -------           ------     ---------
                                           -----------  -----------  -----------       -------           ------     ---------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                  YEAR ENDED DECEMBER 31
                                                                           -------------------------------------
                                                                               1997         1996        1995
                                                                           ------------  ----------  -----------
OPERATING ACTIVITIES
  Net income.............................................................  $     67,110  $   58,192  $    53,870
  Adjustments to reconcile net income to net cash provided by operating activities:
    (Decrease)/increase in future policy benefit reserves for
     traditional, interest sensitive and accident and health policies....        (2,496)     26,193       80,478
    Increase in other policy claims and benefits and policyholder
     dividends payable...................................................        68,070      18,638       27,676
    Provision for deferred federal income taxes..........................        (6,449)     (1,094)     (13,584)
    (Decrease)/increase in income taxes payable..........................        (6,875)     12,049        1,023
    Amortization of deferred policy acquisition costs....................        43,931      39,325       41,291
    Policy acquisition costs deferred....................................       (69,694)    (66,515)     (56,391)
    Provision for mortgage loan losses...................................         1,388       1,344          924
    Provision for depreciation...........................................        14,351      17,312       15,654
    Write-off of investment..............................................         3,000          --           --
    Amortization of investment (discounts) premiums, net.................          (466)      1,821         (239)
    Change in receivables, accrued investment income, unearned premiums,
     accrued expenses and other liabilities..............................        (2,720)     38,614        3,427
    Net realized gains on investments....................................       (41,101)    (25,731)     (55,080)
    Other................................................................       (12,496)       (261)      (2,431)
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY OPERATING ACTIVITIES........................        55,553     119,887       96,618

INVESTING ACTIVITIES
  Purchases of fixed maturity investments................................    (3,611,770) (2,778,352)  (2,151,133)
  Sales or maturities of fixed maturity investments......................     3,378,898   2,652,887    2,000,068
  Decrease (increase) in short-term investments..........................       112,280     (29,318)     (35,908)
  Purchases of other investments.........................................      (209,771)   (210,182)    (240,264)
  Sales of other investments.............................................       205,084     163,569      112,598
  Purchases of property and equipment....................................        (4,242)    (10,992)     (19,975)
  Other..................................................................          (617)         --        1,229
                                                                           ------------  ----------  -----------
        NET CASH USED IN INVESTING ACTIVITIES............................      (130,138)   (212,388)    (333,385)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received..............................................       200,760     128,446      187,484
    Surrenders and death benefits........................................      (190,361)   (125,274)     (60,522)
    Interest credited to policyholders...................................        53,613      49,802       48,918
  Additional paid-in capital from shareholder............................            --      60,000       50,000
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES........................        64,012     112,974      225,880
                                                                           ------------  ----------  -----------
(Decrease) increase in cash and cash equivalents.........................       (10,573)     20,473      (10,887)
        CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...................        20,474           1       10,888
                                                                           ------------  ----------  -----------
        CASH AND CASH EQUIVALENTS AT END OF YEAR.........................  $      9,901  $   20,474  $         1
                                                                           ------------  ----------  -----------
                                                                           ------------  ----------  -----------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1997

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect, wholly-owned subsidiary of Fortis AMEV and Fortis AG. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

BASIS OF STATEMENT PRESENTATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 2.5% to 8.75% in 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional life insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends are reported directly in shareholder's equity as unrealized gains (losses) on investments and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

FORTIS BENEFITS INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid, are provided to the separate account policyholders and are excluded from the amounts reported in the accompanying statements of operations.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

NEW FINANCIAL ACCOUNTING STANDARDS

In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 defines the financial statement presentation for all changes in a company's equity during a period except those resulting from investments by owners and distributions to owners. SFAS No. 130 will be adopted by the Company in the first quarter of 1998. Because the statement is merely a change in presentation, the Company does not expect the adoption of this statement to have a significant impact on the financial statements.

RECLASSIFICATIONS

Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

2.  ACQUIRED BUSINESS
    In 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made ending in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the estimated present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                              GROSS     GROSS
                                                 AMORTIZED   UNREALIZED UNREALIZED
                                                    COST       GAIN      LOSS    FAIR VALUE
                                                 ----------  --------  --------  ----------
December 31, 1997:
  Fixed maturities:
  Governments..................................  $  228,856  $ 8,698   $    30   $  237,524
  Public utilities.............................     121,128    4,217        13      125,332
  Industrial and miscellaneous.................   1,932,894   77,442     1,625    2,008,711
  Other........................................      42,711    1,637        --       44,348
                                                 ----------  --------  --------  ----------
  Total fixed maturities.......................   2,325,589   91,994     1,668    2,415,915
  Equity securities............................      88,719   24,769     3,656      109,832
                                                 ----------  --------  --------  ----------
    Total......................................  $2,414,308  $116,763  $ 5,324   $2,525,747
                                                 ----------  --------  --------  ----------
                                                 ----------  --------  --------  ----------
December 31, 1996:
Fixed maturities:
  Governments..................................  $  321,574  $ 3,418   $ 1,323   $  323,669
  Public utilities.............................      92,116    2,758       403       94,471
  Industrial and miscellaneous.................   1,656,420   38,413     6,527    1,688,306
  Other........................................       8,328      750        25        9,053
                                                 ----------  --------  --------  ----------
  Total fixed maturities.......................   2,078,438   45,339     8,278    2,115,499
  Equity securities............................      84,144   23,340     1,194      106,290
                                                 ----------  --------  --------  ----------
    Total......................................  $2,162,582  $68,679   $ 9,472   $2,221,789
                                                 ----------  --------  --------  ----------
                                                 ----------  --------  --------  ----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1997, by contractual maturity, are shown below (in thousands).

                                                                        AMORTIZED
                                                                           COST     FAIR VALUE
                                                                        ----------  ----------
Due in one year or less...............................................  $   75,748  $   76,109
Due after one year through five years.................................     849,193     865,006
Due after five years through ten years................................     543,847     562,900
Due after ten years...................................................     856,801     911,900
                                                                        ----------  ----------
Total.................................................................  $2,325,589  $2,415,915
                                                                        ----------  ----------
                                                                        ----------  ----------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1997 as compared to concentrated interests in California, Texas and New York of 36% at December 31, 1996. Loan commitments outstanding totaled $34,235,000 at December 31, 1997.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $2,548,000 and $2,537,000 at December 31, 1997 and 1996, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE

In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment was written-off at December 31, 1997. The income statement reflects $13,561,000 of general and administrative expenses related to 1997 DHA losses and ownership write-off.

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) recorded in shareholder's equity for the year ended December 31 were as follows (in thousands):

                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
Change in unrealized gains (losses) before adjustments.............  $  53,239  $ (83,065) $ 214,452
Adjustments:
Increase) decrease in amortization of deferred policy acquisition
 costs.............................................................     (2,096)     3,376     (9,789)
Deferred income taxes (expense) benefit............................    (18,820)    31,072    (71,632)
                                                                     ---------  ---------  ---------
Change in net unrealized gains (losses)............................     32,323    (48,617)   133,031
Net unrealized gains (losses), beginning of year...................     42,060     90,677    (42,354)
                                                                     ---------  ---------  ---------
Net unrealized gains, end of year..................................  $  74,383  $  42,060  $  90,677
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

NET INVESTMENT INCOME AND NET REALIZED GAINS ON INVESTMENTS

Major categories of net investment income and realized gains on investments for each year were as follows (in thousands):

                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities...................................................  $ 160,444  $ 141,973  $ 139,062
Equity securities..................................................      9,306      6,682      2,026
Mortgage loans on real estate......................................     54,662     52,949     49,227
Policy loans.......................................................      4,144      3,195      2,797
Short-term investments.............................................      2,851      5,175     11,863
Real estate and other investments..................................      4,635      5,358      4,750
                                                                     ---------  ---------  ---------
                                                                       236,042    215,332    209,725
Expenses...........................................................     (7,318)    (9,309)    (6,188)
                                                                     ---------  ---------  ---------
                                                                     $ 228,724  $ 206,023  $ 203,537
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------
NET REALIZED GAINS ON INVESTMENTS
Fixed maturities...................................................  $  13,827  $   3,334  $  50,393
Equity securities..................................................     26,760     18,281      2,830
Mortgage loans on real estate......................................        301       (144)      (242)
Short-term investments.............................................         --         57         (3)
Real estate and other investments..................................        213      4,203      2,102
                                                                     ---------  ---------  ---------
                                                                     $  41,101  $  25,731  $  55,080
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $3,360,682,000, $2,652,887,000, and $2,000,068,000 in 1997, 1996 and 1995, respectively. Gross
gains   of  $30,860,000,  $28,606,000  and   $61,070,000  and  gross  losses  of
$17,033,000, $25,272,000, and $10,677,000  were realized on  the sales in  1997,
1996 and 1995, respectively.

4.    DEFERRED POLICY ACQUISITION COSTS
    The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                 INTEREST
                                                               SENSITIVE AND
                                                 TRADITIONAL    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH     TOTAL
                                                 -----------  ---------------  -----------  ---------
Balance, January 1, 1996.......................   $  38,532      $ 170,840      $  28,137   $ 237,509
Acquisition costs deferred.....................          --         66,515             --      66,515
Acquisition costs amortized....................      (5,375)       (19,695)       (14,255)    (39,325)
Reduced amortization of deferred acquisition
 costs from unrealized losses on
 available-for-sale securities.................          --          3,376             --       3,376
                                                 -----------  ---------------  -----------  ---------
Balance, January 1, 1997.......................      33,157        221,036         13,882     268,075
Acquisition costs deferred.....................      37,857         31,837             --      69,694
Acquisition costs amortized....................     (20,738)       (14,501)        (8,692)    (43,931)
Increased amortization of deferred acquisition
 costs from unrealized gains on
 available-for-sale securities.................          --         (2,096)            --      (2,096)
                                                 -----------  ---------------  -----------  ---------
Balance, December 31, 1997.....................   $  50,276      $ 236,276      $   5,190   $ 291,742
                                                 -----------  ---------------  -----------  ---------
                                                 -----------  ---------------  -----------  ---------

FORTIS BENEFITS INSURANCE COMPANY

4.    DEFERRED POLICY ACQUISITION COSTS (CONTINUED)
Included within total deferred policy acquisition costs at December 31, 1997 is $10,434,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. All remaining PVP will be amortized in 1998.

During 1997, 1996 and 1995, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in additional amortization of deferred acquisition costs of $732,000, $1,894,000 and $4,825,000, respectively. In addition, the Company recorded policyholder dividends payable of $1,095,000 in 1995.

5.  PROPERTY AND EQUIPMENT
    A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                                1997       1996
                                                                              ---------  ---------
Land........................................................................  $   1,900  $   1,900
Building and improvements...................................................     24,148     25,133
Furniture and equipment.....................................................     87,537     95,370
                                                                              ---------  ---------
                                                                                113,585    122,403
Less accumulated depreciation...............................................    (70,812)   (69,521)
                                                                              ---------  ---------
Net property and equipment..................................................  $  42,773  $  52,882
                                                                              ---------  ---------
                                                                              ---------  ---------

6.  ACCIDENT AND HEALTH RESERVES
    Activity for the liability for unpaid accident and health claims and claims adjustment expenses is summarized as follows (in thousands):

                                                                         YEAR ENDED DECEMBER 31
                                                                     -------------------------------
                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables...........  $ 947,711  $ 928,832  $ 838,810
Add: Incurred losses related to:
  Current year.....................................................    773,316    865,907    827,261
  Prior years......................................................    (59,634)   (64,094)   (28,520)
                                                                     ---------  ---------  ---------
    Total incurred losses..........................................    713,682    801,813    798,741
Deduct: Paid losses related to:
  Current year.....................................................    437,405    549,144    492,460
  Prior years......................................................    235,952    233,790    216,259
                                                                     ---------  ---------  ---------
    Total paid losses..............................................    673,357    782,934    708,719
                                                                     ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.........  $ 988,036  $ 947,711  $ 928,832
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; (2) the table above includes claims adjustment expense liabilities that are included in accrued expenses on the balance sheet; and (3) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

Management has incorporated the favorable reserve development into its current estimates of reserve levels. Accordingly, future development on December 31, 1997 reserves is not expected to be as favorable as that experienced in the past two years.

7.  FEDERAL INCOME TAXES
    The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

FORTIS BENEFITS INSURANCE COMPANY

7.  FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1997 and 1996 are as follows (in thousands):

                                                                                1997       1996
                                                                              ---------  ---------
Deferred tax assets:
  Separate account assets/liabilities.......................................  $  56,620  $  40,989
  Reserves..................................................................     43,143     51,271
  Claims and benefits payable...............................................     15,238      7,764
  Accrued liabilities.......................................................      8,785      8,439
  Investments...............................................................      4,795      2,648
  Other.....................................................................      3,042      1,549
                                                                              ---------  ---------
    Total deferred tax assets...............................................    131,623    112,660

Deferred tax liabilities:
  Deferred policy acquisition costs.........................................     72,369     67,850
  Unrealized gains..........................................................     39,015     20,402
  Fixed assets..............................................................      3,914      3,110
  Investments...............................................................      1,220      1,942
  Other.....................................................................         68      2,348
                                                                              ---------  ---------
    Total deferred tax liabilities..........................................    116,586     95,652
                                                                              ---------  ---------
    Net deferred tax asset..................................................  $  15,037  $  17,008
                                                                              ---------  ---------
                                                                              ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                         1997       1996       1995
                                                                       ---------  ---------  ---------
Current..............................................................  $  41,569  $  32,193  $  39,660
Deferred.............................................................     (6,449)    (1,094)   (11,769)
                                                                       ---------  ---------  ---------
                                                                       $  35,120  $  31,099  $  27,891
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

Federal income tax payments and refunds resulted in net payments of $58,859,000, $16,434,000, and $40,453,000 in 1997, 1996 and 1995, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                         1997       1996       1995
                                                                       ---------  ---------  ---------
Statutory income tax rate............................................      35.0%      35.0%      35.0%
Other, net...........................................................        (.6)       (.2)      (0.9)
                                                                       ---------  ---------  ---------
                                                                           34.4%      34.8%      34.1%
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

8.  ASSETS HELD IN SEPARATE ACCOUNTS
    Separate account assets at December 31 were as follows (in thousands):

                                                                               1997        1996
                                                                            ----------  ----------
Premium and annuity considerations for the variable annuity products and variable universal life products for which the contract holder, rather than the Company, bears the investment risk..............................  $2,947,401  $2,344,474
Assets of the separate accounts owned by the Company, at fair value.......      31,221      30,244
                                                                            ----------  ----------
                                                                            $2,978,622  $2,374,718
                                                                            ----------  ----------
                                                                            ----------  ----------

9.  REINSURANCE
    In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $5,742,000 and $6,144,000 of premium from First Fortis in 1997 and 1996, respectively. The Company has assumed $5,452,000 and $3,599,000 of reserves in 1997 and 1996, respectively, from First Fortis.

FORTIS BENEFITS INSURANCE COMPANY

9.  REINSURANCE (CONTINUED)
The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                          1997       1996       1995
                                                                        ---------  ---------  ---------
Life insurance........................................................  $   8,159  $   8,680  $   4,661
Accident and health insurance.........................................     13,712      6,793      3,410
                                                                        ---------  ---------  ---------
                                                                        $  21,871  $  15,473  $   8,071
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                          1997       1996       1995
                                                                        ---------  ---------  ---------
Life insurance........................................................  $   2,973  $   7,225  $   2,489
Accident and health insurance.........................................     14,781      5,993      8,807
                                                                        ---------  ---------  ---------
                                                                        $  17,754  $  13,218  $  11,296
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

10. DIVIDEND RESTRICTIONS
    Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $52,367,000 free from such restrictions at December 31, 1997. Distributions in excess of this amount would require regulatory approval.

11. REGULATORY ACCOUNTING REQUIREMENTS
    Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by Minnesota insurance regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices. This project, which is not expected to be completed before 1999, may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FORTIS BENEFITS INSURANCE COMPANY

11. REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                           NET INCOME             SHAREHOLDER'S EQUITY
                                                 -------------------------------  --------------------
                                                   1997       1996       1995       1997       1996
                                                 ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices........  $  62,593  $  55,046  $  30,576  $ 528,671  $ 482,507
Deferred policy acquisition costs..............     25,763     27,190     15,100    291,742    268,075
Investment valuation differences...............       (497)    (2,219)       330     80,245     31,326
Deferred and uncollected premiums..............   (107,194)    (4,096)        --         --         --
Policy reserves................................     89,895    (19,873)   (29,238)  (150,649)  (131,159)
Commissions....................................     (3,171)    (1,639)
Current income taxes payable...................      6,450      2,386     (1,294)     3,712     (7,895)
Deferred income taxes..........................      6,449     (1,094)    11,769       (520)    17,008
Realized gains on investments..................        251      2,599      1,938         --         --
Realized gains transferred to the Interest
 Maintenance Reserve (IMR), net of tax.........      9,644      2,335     31,711         --         --
Amortization of IMR, net of tax................     (6,315)    (6,130)    (5,261)        --         --
Write-off of investment........................    (11,705)        --         --         --         --
Pension expense................................     (4,153)        --         --
Guaranty Funds.................................         --      3,023         --
Property and equipment.........................         --         --         --     15,520     20,481
Interest maintenance reserve...................         --         --         --     53,348     50,019
Asset valuation reserve........................         --         --         --     75,939     62,961
Other, net.....................................       (900)       664     (1,761)   (17,902)   (12,650)
                                                 ---------  ---------  ---------  ---------  ---------
As reported herein.............................  $  67,110  $  58,192  $  53,870  $ 880,106  $ 780,673
                                                 ---------  ---------  ---------  ---------  ---------
                                                 ---------  ---------  ---------  ---------  ---------

12. TRANSACTIONS WITH AFFILIATED COMPANIES
    The Company receives various services from Fortis, Inc. and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1997, 1996 and 1995, were $12,015,000, $13,319,000 and $10,074,00, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $72,105,000, $68,616,000 and $59,308,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1997, 1996 and 1995, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

Fortis Information Technology (Fortis IT) is a business unit within the Company and is managed by Fortis, Inc. Based upon an agreement established with Fortis Inc., over/under charges are transferred annually to Fortis, Inc. The amounts transferred were $5,149,000 in 1997; $476,000 in 1996 and $0 in 1995. Effective
January 1, 1998, Fortis IT operations have been transferred to Fortis, Inc.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. It is not practicable to estimate the fair value of policy loans as repayment terms are at the discretion of the policyholder. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. As the debt was underwritten in the current year, the outstanding balance is a reasonable estimate of fair value.

FORTIS BENEFITS INSURANCE COMPANY

13. FAIR VALUE DISCLOSURES (CONTINUED)
The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                              (IN THOUSANDS)
                                                                               DECEMBER 31
                                                              ----------------------------------------------
                                                                       1997                    1996
                                                              ----------------------  ----------------------
                                                               CARRYING      FAIR      CARRYING      FAIR
                                                                AMOUNT      VALUE       AMOUNT      VALUE
                                                              ----------  ----------  ----------  ----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities......................................  $2,415,915  $2,415,915  $2,115,499  $2,115,499
      Equity securities.....................................     109,832     109,832     106,290     106,290
  Mortgage loans on real estate.............................     602,064     661,055     582,869     614,555
  Policy loans..............................................      68,566      68,566      60,722      60,722
  Short-term investments....................................      70,537      70,537     182,817     182,817
  Assets held in separate accounts..........................   2,978,622   2,978,622   2,374,718   2,371,601
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)..............................................  $  977,495  $  945,558  $  916,754  $  886,110
  Debt......................................................      26,433      26,433          --          --

14. COMMITMENTS AND CONTINGENCIES
    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS
    The Company is an indirect wholly-owned subsidiary of Fortis, Inc., which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis, Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $1,594,000, $1,354,000 and $1,179,000 for 1997, 1996 and 1995,
respectively. As of January 1, 1997, the Plan's total accumulated benefit obligation determined in accordance with ERISA was approximately $56,838,000. This amount was based on an assumed interest rate of 8.00% and included vested benefits of approximately $54,831,000. The fair market value of the Plan assets as of January 1, 1997 was approximately $60,004,000.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, Inc., covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,926,000, $3,913,000 and 3,765,000 for 1997, 1996 and 1995,
respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis, Inc. Health care benefits, either through a Fortis Inc.-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

Net postretirement benefit costs allocated to the Company for the years ended December 31, 1997, 1996 and 1995 were $304,000, $290,000 and $287,000, respectively, and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $20,000, $8,000 and $0 in 1997, 1996 and 1995, respectively, as claims were incurred.

At December 31, 1997 and 1996, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $1,148,000 and $844,000, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5%. The health care cost trend rate for those under age 65 was 12.8%, graded to 5.5% over 26 years. The health care cost trend rate for those over age 65 was 12.0%, graded to 6.2% over 26 years.

FORTIS BENEFITS INSURANCE COMPANY

16. DEBT
    The following is a summary of the debt at December 31, 1997 (in thousands):

Mortgage note bearing a floating interest rate of 200 basis points over LIBOR, (5.84%
 at December 31, 1997) adjustable every six months, principal and interest due
 monthly, matures July 2001...........................................................  $   3,150
Mortgage note bearing a floating interest rate of 225 basis points over LIBOR (5.84%
 at December 31, 1997) adjustable every six months, principal and interest due
 monthly, balloon payment due July 1998...............................................     18,100
Mortgage note bearing interest at 7.60%, principal and interest due monthly, matures
 October 2002.........................................................................      5,183
                                                                                        ---------
                                                                                        $  26,433
                                                                                        ---------
                                                                                        ---------

Maturities of the debt as of December 31, 1997 are as follows (in thousands):

1998..................................................................................  $  18,222
1999..................................................................................        126
2000..................................................................................        136
2001..................................................................................      3,119
2002..................................................................................      4,830
                                                                                        ---------
                                                                                           26,433
                                                                                        ---------
                                                                                        ---------

These mortgage notes are collateralized by certain real estate investments included in real estate and other investments in the balance sheet.

Interest expense paid by the Company during 1997 on this debt was approximately $1,075,000.

17. YEAR 2000 ISSUES (UNAUDITED)
    The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company and any of its businesses or subsidiaries. All of the Company's major businesses are heavily dependent upon internal computer systems, and many have significant interaction with systems of third parties.

A comprehensive review of the Company's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. The Company's goal is to complete internal remediation and testing of each system by early 1999.

Factors that could influence the total costs to be incurred by the Company in connection with the Year 2000 issue include the ability of the Company to successfully identify systems containing two-digit year codes, the nature and amount of programming required to fix the affected programs, the related labor and consulting costs for such remediation, and the ability of third parties that interface with the Company to successfully address their Year 2000 issues.

The Company is evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on the Company's operations. The potential materiality of any such impact is not entirely known at this time. The Company is closely monitoring these entities to avoid any unforeseen circumstances.

                 (This page has been left blank intentionally.)

                                   APPENDIX A
                       SAMPLE DEATH BENEFIT CALCULATIONS
                       (FOR CONTRACTS ISSUED ON AND AFTER
                 MAY 1, 1997 WITH ENHANCED DEATH BENEFIT RIDER)


DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY:                                                         EXAMPLE 1    EXAMPLE 2
                                                                                                      -----------  -----------
a.         Net Purchase Payments Made Prior to Date of Death, accumulated at 3.0%...................   $  20,000    $  20,000
b.         Contract Value on Date of Death..........................................................   $  17,000    $  25,000
Death Benefit is larger of a, and b.................................................................   $  20,000    $  25,000

DATE OF DEATH IS THE 8TH CONTRACT ANNIVERSARY:                                                EXAMPLE 3    EXAMPLE 4    EXAMPLE 5
                                                                                             -----------  -----------  -----------
a.         Net Purchase Payments Made Prior to Date of Death, accumulated at 3.0%..........   $  20,000    $  20,000    $  20,000
b.         Contract Value on 5th Contract Anniversary......................................   $  15,000    $  30,000    $  30,000
c.         Contract Value on Date of Death.................................................   $  17,000    $  25,000    $  35,000
Death Benefit is larger of a, b, and c.....................................................   $  20,000    $  30,000    $  35,000

DATE OF DEATH IS THE 13TH CONTRACT ANNIVERSARY:                                               EXAMPLE 6    EXAMPLE 7    EXAMPLE 8
                                                                                             -----------  -----------  -----------
a.         Net Purchase Payments Made Prior to Date of Death, accumulated at 3.0%..........   $  20,000    $  20,000    $  20,000
b.         Contract Value on 10th Contract Anniversary.....................................   $  15,000    $  40,000    $  40,000
c.         Contract Value on Date of Death.................................................   $  17,000    $  30,000    $  50,000
Death Benefit is larger of a, b, and c.....................................................   $  20,000    $  40,000    $  50,000

                 (This page has been left blank intentionally.)

                                   APPENDIX B
                      EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Series Fund expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series, is calculated as follows:


          --------------------------------------------------------------------------------------------------------------
           Total Variable Account Annual Expenses                                                                  1.35%
          --------------------------------------------------------------------------------------------------------------
    +      Total Series Fund Operating Expenses                                                                      .66
          --------------------------------------------------------------------------------------------------------------
    +      Annual Administrative Charge Rate (See Below)                                                             .05
          --------------------------------------------------------------------------------------------------------------
    =      Total Expense Rate                                                                                       2.06
          --------------------------------------------------------------------------------------------------------------



The Annual Administrative Charge Rate is calculated by dividing the total Annual Contract Charges we collected in 1997 by the average policy value in force in 1997.



Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = 1000.00 X .0206 = $20.61



Year 2 Beginning Policy Value = $1029.39
Year 2 Expense = 1,029.39 X .0206 = $21.22



Year 3 Beginning Policy Value = $1059.64
Year 3 Expense = 1,059.64 X .0206 = $21.84



So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to $20.61 + $21.22 + $21.84 = $63.67


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

   Surrender Charge                   (Initial                    10% Free                    Surrender
      Percentage             X         Premium         -         Withdrawal)         =          Charge
         0.05                X       (  $1000.00       -        $100.00     )        =          $45.00


So the total expense if surrendered is $63.67 + $45.00 = $108.67

                 (This page has been left blank intentionally.)

   BULK RATE
 U.S. POSTAGE

FORTIS-R-

     PAID
PERMIT NO. 3794

FORTIS FINANCIAL GROUP

MINNEAPOLIS, MN

P.O. BOX 64284
ST. PAUL, MN 55164

PROSPECTUS

MAY 1, 1998

FORTIS
OPPORTUNITY+
VARIABLE
ANNUITY

Individual Flexible
Premium Deferred
Variable Annuity Contract


PROSPECTUS DATED
May 1, 1998


FORTIS-R-


FORTIS BENEFITS INSURANCE COMPANY
MAILING ADDRESS:            STREET ADDRESS:            PHONE:
P.O. BOX 64272              500 BIELENBERG DRIVE       1-800-800-2000
ST. PAUL, MN 55164          WOODBURY, MN 55125         (EXTENSION 3057)



This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") issued by Fortis Benefits Insurance Company ("Fortis Benefits"). The minimum initial or subsequent purchase payment is generally $50.


The Contract allows you to accumulate funds on a tax-deferred basis. Contract Owners may elect a guaranteed interest accumulation option through Fortis Benefits' Fixed Account or a variable return accumulation option through Variable Account D (the "Separate Account") of Fortis Benefits Insurance Company, or a combination of these two options. Under the variable rate accumulation option, Contract Owners can choose among the following investment portfolios of the Fortis Series Fund, Inc. (the "Portfolios"):



Money Market Series                       S&P 500 Index Series
U.S. Government Securities Series         Blue Chip Stock Series
Diversified Income Series                 International Stock Series
Global Bond Series                        Mid Cap Stock Series
High Yield Series                         Small Cap Value Series
Global Asset Allocation Series            Global Growth Series
Asset Allocation Series                   Large Cap Growth Series
Value Series                              Growth Stock Series
Growth & Income Series                    Aggressive Growth Series



The accompanying Prospectus for the Portfolios describes the investment objectives, policies and risks of each of the Portfolios.


The Contract provides several different types of retirement and death benefits to Contract Owners, Annuitants or their Beneficiaries, including fixed and variable annuity income options. Contract Owners may, under certain circumstances, make partial surrenders of the Contract Value or may totally surrender the Contract for its Cash Surrender Value.


You have the right to examine a Contract for ten days (or longer in some states) from the time you receive the Contract and return it for a refund of the Contract Value. However, if applicable state law so requires, the full amount of the purchase payments received by Fortis Benefits will be refunded.



This Prospectus gives prospective investors information about the Contract that they should know before investing. This Prospectus must be accompanied by a current Prospectus for the Portfolios. All of the Prospectuses should be read carefully and kept for future reference.



A Statement of Additional Information, dated May 1, 1998, about the Contracts has been filed with the Securities and Exchange Commission and is available without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 21 of this Prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


99184 (5/98)

TABLE OF CONTENTS


                                                                            PAGE
SPECIAL TERMS USED IN THIS PROSPECTUS.....................................     3
INFORMATION CONCERNING FEES AND CHARGES...................................     4
SUMMARY...................................................................     6
FORTIS BENEFITS AND THE SEPARATE ACCOUNT..................................     9
    - Fortis Benefits/Fortis Financial Group Member.......................     9
    - The Separate Account................................................     9
    - The Portfolios......................................................     9
ACCUMULATION PERIOD.......................................................    10
    - Issuance of a Contract and Purchase Payments........................    10
    - Contract Value......................................................    10
    - Allocation of Purchase Payments and Contract Value..................    11
    - Total and Partial Surrenders........................................    11
    - Benefit Payable on Death of Contract Owner (or Annuitant)...........    12
    - Contract Loans (Section 403(b) Contracts Only)......................    12
THE ANNUITY PERIOD........................................................    13
    - Annuity Commencement Date...........................................    13
    - Commencement of Annuity Payments....................................    13
    - Relationship Between Subaccount Investment Performance and Amount of
      Variable Annuity Payments...........................................    14
    - Annuity Forms.......................................................    14
    - Death of Annuitant or Other Payee...................................    14
CHARGES AND DEDUCTIONS....................................................    14
    - Premium Taxes.......................................................    14
    - Annual Administrative Charge........................................    15
    - Charges Against the Separate Account................................    15
    - Surrender Charge....................................................    15
    - Nursing Care/Hospitalization Waiver of Surrender Charges............    16
    - Miscellaneous.......................................................    16
    - Reduction of Charges................................................    16
FIXED ACCOUNT.............................................................    16
    - General Description.................................................    16
    - Fixed Account Value.................................................    16
    - Fixed Account Transfers, Total and Partial Surrenders...............    16
GENERAL PROVISIONS........................................................    17
    - The Contract........................................................    17
    - Postponement of Payments............................................    17
    - Misstatement of Age or Sex and Other Errors.........................    17
    - Assignment and Ownership Rights.....................................    17
    - Beneficiary.........................................................    17
    - Reports.............................................................    17
RIGHTS RESERVED BY FORTIS BENEFITS........................................    17
DISTRIBUTION..............................................................    18
FEDERAL TAX MATTERS.......................................................    18
VOTING PRIVILEGES.........................................................    20
STATE REGULATION..........................................................    21
LEGAL MATTERS.............................................................    21
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...........................    21
APPENDIX A--Sample Death Benefit Calculations.............................   A-1
APPENDIX B--Explanation of Expense Calculations...........................   B-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS


ACCUMULATION PERIOD      The time period under a Contract between the Contract Date and the Annuity Period.
ACCUMULATION UNIT        A unit of measure used to calculate the interest of the Contract Owner in the Separate
                         Account during the Accumulation Period.
ANNUITANT                A person during whose life annuity payments are to be made by Fortis Benefits under the Contract. The Annuitant is the person named in the application for the Contract.
                         If such person dies before the Annuity Commencement Date and there is an additional annuitant named in the application, the additional annuitant shall become the
                         Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the annuitant who is named in the application, the Contract Owner, if he or she is a natural person, shall become the Annuitant.
ANNUITY COMMENCEMENT     The date on which the Annuity Period commences.
  DATE
ANNUITY PERIOD           The time period following the Accumulation Period, during which annuity payments are made by Fortis Benefits.
ANNUITY UNIT             A unit of measurement used to calculate variable annuity payments.
BENEFICIARY              The person entitled to receive benefits under the terms of the Contract.
CASH SURRENDER VALUE     The amount payable to the Contract Owner on surrender of the Contract after deduction of all applicable charges.
CONTRACT OWNER           The person named in the application as the Contract Owner, or any successor Contract
                         Owner. Unless otherwise named, the Annuitant is the Contract Owner.
CONTRACT DATE            The date on which the Contract was issued. Contract years are measured from the
                         Contract Date.
CONTRACT VALUE           The sum of the Fixed Account Value and the Separate Account Value.
FIXED ACCOUNT            The name of the alternative under which purchase payments are allocated to Fortis
                         Benefits' General Account.
FIXED ACCOUNT VALUE      The amount of your Contract Value which is in the Fixed Account.
FIXED ANNUITY OPTION     An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more fixed payments.
GENERAL ACCOUNT          All assets of Fortis Benefits other than those in the Separate Account, or in any other legally segregated separate account established by Fortis Benefits.
HOME OFFICE              Our office at 500 Bielenberg Drive, Woodbury, Minnesota 55125; 1-800-800-2638 (Ext.
                         3057); Mailing address: P.O. Box 64272, St. Paul, Minnesota 55164.
NET PURCHASE PAYMENT     The gross amount of a purchase payment less any applicable premium taxes or similar governmental assessments.
NON-QUALIFIED CONTRACTS  Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.
PORTFOLIO                Each separate investment portfolio available for investment by the Separate Account.
QUALIFIED CONTRACTS      Contracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.
SEPARATE ACCOUNT         The segregated asset account referred to as Variable Account D of Fortis Benefits
                         Insurance Company established to receive and invest purchase payments made under
                         Contracts.
SEPARATE ACCOUNT VALUE   The amount of your Contract Value in the Subaccounts of the Separate Account.
SUBACCOUNTS              The several Subaccounts of the Separate Account, each of which invests its assets in a different Portfolio.
VALUATION DATE           Each business day of Fortis Benefits except, with respect to any Subaccount, days on which the related Portfolio does not value its shares. Generally, the Portfolios value their shares on each day the New York Stock Exchange is open.
VALUATION PERIOD         The period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.
VARIABLE ANNUITY OPTION  An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of the Subaccounts selected by the
                         Annuitant.
WRITTEN REQUEST          A written, signed and dated request, in form and substance satisfactory to Fortis
                         Benefits and received at our Home Office.

 INFORMATION CONCERNING FEES AND CHARGES

 CONTRACT OWNER TRANSACTION EXPENSES

Front End Sales Charge Imposed on Purchases.......         0%
Maximum Surrender Charge for Sales Expenses (as a
 percentage of purchase payments).................         5%(1)

 YEARS SINCE
   DATE OF         AMOUNT OF
   PAYMENT          CHARGE
--------------  ---------------
 Less than 5               5%
  5 or more                0%


       Other Surrender Fees.......................         0%
       Exchange Fee...............................         0%
       Charge for Each 403(b) Contract Loan.......  $     100
 ANNUAL CONTRACT ADMINISTRATION CHARGE............  $      30   (2)

 SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
       Mortality and Expense Risk Charge..........        1.25  %
       Separate Account Administrative Charge.....         .10  %
                                                          ---
         Total Separate Account Annual Expenses...        1.35  %


 --------------------------------
 (1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "surrender charge" or, payment of a death benefit.

 (2) This charge, which is otherwise applied at each Contract anniversary and total surrender of the Contract, will not be charged during the Accumulation Period if the Contract Value as of such anniversary or surrender is $25,000 or more. Currently, Fortis Benefits waives this charge during the Annuity Period. This charge is also subject to any applicable limitations under the law of any state.


 PORTFOLIO ANNUAL EXPENSES (a)



FBIC AND FIRST FORTIS
                                             US                                         GLOBAL
                                MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET               GROWTH &
                                MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION   VALUE     INCOME
                                ------   ----------   -----------   ------   ------   ----------   ----------   ------   --------
Investment Advisory and
 Management Fee...............  0.30%      0.47%        0.47%       0.75%    0.50%      0.90%        0.48%      0.70%     0.65%
Other Expenses................  0.08%      0.07%        0.08%       0.35%    0.12%      0.26%        0.05%      0.13%     0.05%
Total Series Fund Operating
 Expenses.....................  0.38%      0.54%        0.55%       1.10%    0.62%      1.16%        0.53%      0.83%     0.70%



                                                                            SMALL             LARGE
                                           BLUE                    MIDCAP    CAP               CAP
                                S&P 500    CHIP    INTERNATIONAL   STOCK    VALUE    GLOBAL   GROWTH   GROWTH   AGGRESSIVE
                                 INDEX    STOCK        STOCK       SERIES   SERIES   GROWTH   SERIES   STOCK      GROWTH
                                -------   ------   -------------   ------   ------   ------   ------   ------   ----------
Investment Advisory and
 Management Fee...............   0.40%    0.90%           0.85%    0.90%    0.90%    0.70%    0.90%    0.61%       0.69%
Other Expenses................   0.11%    0.12%           0.23%    0.20%    0.20%    0.09%    0.20%    0.05%       0.07%
Total Series Fund Operating
 Expenses.....................   0.51%    1.02%           1.08%    1.10%    1.10%    0.79%    1.10%    0.66%       0.76%


 --------------------------------

 (a) As a percentage of Portfolio average net assets based on 1997 historical data except that for Small Cap Value Series, Mid Cap Value Series and Large Cap Growth Series these amounts are based upon estimates for their current fiscal year.

 EXAMPLES*

 If you SURRENDER your Contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                              -----------  -----------  -----------  -----------
Money Market Series.........................................   $      63    $     101    $     141    $     209
U.S. Government Securities Series...........................          65          106          149          225
Diversified Income Series...................................          65          106          150          226
Global Bond Series..........................................          70          123          178          282
High Yield Series...........................................          65          108          153          234
Global Asset Allocation Series..............................          71          126          183          294
Asset Allocation Series.....................................          65          105          149          224
Value Series................................................          68          114          164          255
Growth & Income Series......................................          66          111          157          242
S&P 500 Index Series........................................          64          105          148          222
Blue Chip Stock Series......................................          69          120          174          274
International Stock Series..................................          70          122          177          280
Mid Cap Stock Series........................................          70          123          178          282
Small Cap Value Series......................................          70          123          178          282
Global Growth Series........................................          67          113          162          251
Large Cap Growth Series.....................................          70          123          178          282
Growth Stock Series.........................................          66          109          155          238
Aggressive Growth Series....................................          67          112          160          248


 If you COMMENCE AN ANNUITY payment option, or do NOT surrender your Contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                              -----------  -----------  -----------  -----------
Money Market Series.........................................   $      18    $      56    $      96    $     209
U.S. Government Securities Series...........................          20           61          104          225
Diversified Income Series...................................          20           61          105          226
Global Bond Series..........................................          25           78          133          282
High Yield Series...........................................          20           63          108          234
Global Asset Allocation Series..............................          26           81          138          294
Asset Allocation Series.....................................          20           60          104          224
Value Series................................................          23           69          119          255
Growth & Income Series......................................          21           66          112          242
S&P 500 Index Series........................................          19           60          103          222
Blue Chip Stock Series......................................          24           75          129          274
International Stock Series..................................          25           77          132          280
Mid Cap Stock Series........................................          25           78          133          282
Small Cap Value Series......................................          25           78          133          282
Global Growth Series........................................          22           68          117          251
Large Cap Growth Series.....................................          25           78          133          282
Growth Stock Series.........................................          21           64          110          238
Aggressive Growth Series....................................          22           67          115          248


 --------------------------


     * For purposes of these examples, the effect of the annual Contract administration charge has been computed based on the average total Contract Value of all outstanding Contracts during the year ended December 31, 1997 and the total actual amount of annual Contract administration charges collected during the year.


                        --------------------------------

 THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


 The foregoing tables and examples, prescribed by the SEC, are included to assist Contract Owners in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts and the Portfolios. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.


 See Appendix B for an explanation of the calculation set forth above.

SUMMARY

The following summary should be read in conjunction with the detailed information in this Prospectus. This Prospectus generally describes only the portion of the Contract involving the Separate Account. For a brief description of Fortis Benefits' Fixed Account, please refer to the heading "Fixed Account" in this Prospectus. Variations from the information appearing in this Prospectus due to requirements particular to your state are described in supplements which are attached to this Prospectus, or in endorsements to the Contract, as appropriate.

The Contract is designed to provide individuals with retirement benefits through the accumulation of Net Purchase Payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean Fortis Benefits Insurance Company. "You" and "your" mean a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract.

PURCHASE PAYMENTS
For individual Contracts, each initial or subsequent purchase payment must be at least $50. For contracts issued in connection with a benefit plan covering employees, the initial and subsequent purchase payments under each Contract must at all times average at least $50 and in no case be less than $25. No additional purchase payments are required, if the Contract Value is at least $500 by the end of the first Contract year and at least $1,000 by the end of second Contract year and at all times thereafter. See "Issuance of a Contract and Purchase Payments."

On the Contract Date, the initial purchase payment is allocated, as specified by the Contract Owner in the Contract application, among one or more of the Subaccounts of the Separate Account, or to the Fixed Account, or to both. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the Contract Owner may subsequently request.

SEPARATE ACCOUNT INVESTMENT OPTIONS

Each of the Subaccounts of the Separate Account invests in shares of a corresponding Portfolio. The investment objective of each of the Subaccounts of the Separate Account and that of the corresponding Portfolio is the same.


Contract Value in each of the Subaccounts of the Separate Account will vary to reflect the investment experience of each of the corresponding Series, as well as deductions for certain charges.


Each Portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. receives fees from Fortis Series based on the average daily net assets of each Portfolio. The Portfolios also bear most of their other expenses. A full description of the Portfolios and their investment objectives, policies and risks can be found in the current Prospectus for the Portfolios, which accompanies this Prospectus, and the Portfolios' Statement of Additional Information, which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.


TRANSFERS
During the Accumulation Period, you can transfer all or part of your Contract Value from one Subaccount to another or into the Fixed Account. Additionally, during the accumulation period we may, in our discretion, permit a continuing request for transfers of specified amounts automatically on a periodic basis. There is currently no charge for any of these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a Subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Values--Transfers."

TOTAL OR PARTIAL SURRENDERS
All or part of the Contract Value of a Contract may be surrendered by the Contract Owner before the earlier of the Annuitant's death or the Annuity Commencement Date. Amounts surrendered may be subject to a surrender charge and total surrenders may not be made without application of the annual administrative charge if the Contract Value is less than $25,000. See "Total and Partial Surrenders," "Surrender Charge" and "Annual Administrative Charge." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

LOANS UNDER CERTAIN QUALIFIED CONTRACTS
If a Contract is qualified under Section 403(b) of the Internal Revenue Code, Contract Owners may take out loans from Fortis Benefits during the Accumulation Period. There are limits on the amount of such loans, and the loan will be secured by the Contract. Principal and interest on a loan must in most cases be paid over a five year period, and failure to make these payments may have adverse tax consequences. For a more detailed discussion of these and other terms and conditions of Contract loans, see "Accumulation Period--Contract Loans (Section 403(b) Qualified Contracts Only)."

CHARGES AND DEDUCTIONS
Fortis Benefits deducts daily charges at a rate of 1.25% per annum of the value of the average net assets in the Separate Account for the mortality and expense risks it assumes and .10% per annum of the value of the average net assets in the Separate Account to cover certain administrative expenses. See "Mortality and Expense Risk Charge" and "Administrative Expense Charge" under the heading "Charges Against the Separate Account."

In order to permit investment of the entire Net Purchase Payment, Fortis Benefits does not deduct sales charges at the time of investment. However, a surrender charge is imposed on certain total or partial surrenders of the Contract to help defray expenses relating to the sale of the Contract, including commissions to registered representatives and other promotional expenses. Certain amounts may be surrendered without the imposition of any surrender charge. The amount of such charge-free surrender depends on how recently the purchase payments to which the surrender relates were made. The aggregate surrender charges will never exceed 5% of the purchase payments made to date.


There is also an annual administrative charge each year for Contract administration and maintenance. This charge is $30 per year (subject to any applicable state law limitations) and is deducted on each anniversary of the Contract Date and upon total surrender of the Contract. Currently, this charge is not deducted during the Annuity Period. This charge will be waived during the Accumulation Period if the Contract Value at the end of the Contract year (or upon total surrender) is $25,000 or more.


Certain states and other jurisdictions impose premium taxes or similar assessments upon Fortis Benefits, either at the time purchase payments are made or when Contract Value is applied to an annuity option. Where such taxes or assessments are imposed by your state or other jurisdiction upon receipt of purchase payments, we will deduct a charge for these amounts from the Contract Value upon surrender, death of the Annuitant or Contract Owner, or annuitization of the

Contract. In jurisdictions where such taxes or assessments are imposed at the time of annuitization, we will deduct a charge for such amounts at that time.

ANNUITY PAYMENTS
The Contract provides several types of annuity benefits to Annuitants or their Beneficiaries, including Fixed and Variable Annuity Options. The Contract Owner has considerable flexibility in choosing the Annuity Commencement Date. However, the tax implications of an Annuity Commencement Date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Forms" and "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the Contract Owner, or the Annuitant if the Contract Owner is a non-natural person prior to the Annuity Commencement Date, a death benefit is payable to the Beneficiary of the Contract. See "Benefit Payable on Death of Contract Owner (or Annuitant)."


RIGHT TO EXAMINE THE CONTRACT
The Contract Owner has a right to examine the Contract. The Contract Owner can cancel the Contract by delivering or mailing it, together with a Written Request, to Fortis Benefits' Home Office or to the sales representative through whom it was purchased, before the close of business on the tenth day after receipt of the Contract. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by Fortis Benefits on the date postmarked. Fortis Benefits will pay you the then current Contract Value. However, if applicable state law so requires the full amount of the purchase payments received by Fortis Benefits will be refunded.

LIMITATIONS IMPOSED BY RETIREMENT PLANS
Certain rights a Contract Owner would otherwise have under a Contract may be limited by the terms of any employee benefit plan in connection with which the Contract is issued. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a Contract is issued.

TAX IMPLICATIONS
The tax implications for Contract Owners, Annuitants and Beneficiaries, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a Contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures or the Contract should be directed to your sales representative, or Fortis Benefits' Home Office: P.O. Box 64272, St. Paul, Minnesota 55164; 1-800-800-2000 (Ext. 3057). For certain current information relating to Contract Values such as Subaccount unit values, interest rates in the Fixed Account, and your Contract Value, call 1-800-800-2000 (ext. 5448). Purchase payments and Written Requests should be mailed or delivered to the same Home Office address. All communications should include the Contract number, the Contract Owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (Ext. 3057).


Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefits' Home Office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on the New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

--------------------------------------------------------------------------------

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the Accumulation Unit information for subaccounts of the Separate Account through December 31, 1997. Accumulation units have been rounded to the nearest whole unit.


                                                                                           GLOBAL
                               MONEY     U.S. GOV'T  DIVERSIFIED   GLOBAL                   ASSET        ASSET
                               MARKET    SECURITIES    INCOME       BOND     HIGH YIELD  ALLOCATION   ALLOCATION     VALUE
                             ----------  ----------  ----------  ----------  ----------  -----------  -----------  ----------
December 31, 1997
  Accumulation Units in
   Force...................  31,491,629   7,743,923  49,942,498   1,123,401   4,194,544    2,918,483  156,035,843   3,402,217
  Accumulation Unit
   Values..................   $1.474617  $17.149938   $1.963344  $11.837281  $12.917282   $14.433538    $2.809839  $13.651572
December 31, 1996
  Accumulation Units in
   Force...................  36,220,947   9,635,092  55,653,680   1,088,043   3,337,604    2,330,884  154,525,474   1,071,648
  Accumulation Unit
   Values..................      $1.418     $15.935      $1.801     $11.961     $11.928      $12.884       $2.368     $11.048
January 1, 1996*
  Accumulation Unit
   Values..................      --          --          --          --          --          --           --          $10.000
December 31, 1995
  Accumulation Units in
   Force...................  26,915,976  10,989,914  59,213,865     574,142   2,321,419    1,117,596  148,700,081      --
  Accumulation Unit
   Values..................      $1.367     $15.805      $1.753     $11.743     $10.941      $11.590       $2.134      --
January 1, 1995*
  Accumulation Unit
   Values..................      --          --          --         $10.000      --          $10.000      --           --
December 31, 1994
  Accumulation Units in
   Force...................  30,697,764  12,271,738  62,744,615      --       1,216,957      --       137,642,102      --
  Accumulation Unit
   Value...................      $1.311     $13.483      $1.515      --          $9.834      --            $1.773      --
May 1, 1994*
  Accumulation Unit
   Value...................                                                       10.00                                --
December 31, 1993
  Accumulation Units in
   Force...................  21,315,022  15,601,818  56,005,709      --          --          --       106,834,367      --
  Accumulation Unit
   Value...................      $1.278     $14.609      $1.621      --          --          --            $1.797      --
December 31, 1992
  Accumulation Units in
   Force...................  20,674,556   9,505,984  19,353,521      --          --          --        49,688,937      --
  Accumulation Unit
   Value...................      $1.261     $13.529      $1.457      --          --          --            $1.665      --
May 1, 1992*
  Accumulation Unit
   Value...................      --          --          --          --          --          --           --           --
December 31, 1991
  Accumulation Units in
   Force...................   7,235,168   3,595,759   6,056,976      --          --          --        17,772,323      --
  Accumulation Unit
   Value...................      $1.237     $12.922      $1.379      --          --          --            $1.578      --
December 31, 1990
  Accumulation Units in
   Force...................   5,632,146     747,992   2,352,517      --          --          --         8,249,373      --
  Accumulation Unit
   Value...................      $1.184     $11.450      $1.220      --          --          --            $1.253      --
December 31, 1989
  Accumulation Units in
   Force...................     754,306      70,701   1,306,717      --          --          --         2,760,936      --
  Accumulation Unit
   Value...................      $1.112     $10.756      $1.140      --          --          --            $1.245      --
May 1, 1989*
  Accumulation Unit
   Value...................      --         $10.000      --          --          --          --           --           --
December 31, 1988
  Accumulation Units in
   Force...................      92,261      --         493,007      --          --          --           703,763      --
  Accumulation Unit
   Value...................      $1.030      --          $1.025      --          --          --            $1.020      --
May 2, 1988*
  Accumulation Unit
   Value...................      $1.000      --          $1.000      --          --          --           $10.000      --


                              GROWTH &    S&P 500       BLUE     INTERNATIONAL   GLOBAL      GROWTH     AGGRESSIVE
                               INCOME      INDEX        CHIP        STOCK        GROWTH       STOCK       GROWTH
                             ----------  ----------  ----------  ------------  ----------  -----------  ----------
December 31, 1997
  Accumulation Units in
   Force...................  11,003,248   5,491,818   4,149,587     4,239,821  13,725,612  156,975,866   6,551,677
  Accumulation Unit
   Values..................  $19.487584  $14.786540  $14.429421    $14.021796  $19.507894    $3.296005  $13.241215
December 31, 1996
  Accumulation Units in
   Force...................   7,892,683   1,259,758     915,358     3,137,348  13,713,860  169,095,500   5,706,895
  Accumulation Unit
   Values..................     $15.468     $11.326     $11.520       $12.690     $18.510       $2.971     $13.232
January 1, 1996*
  Accumulation Unit
   Values..................      --         $10.000     $10.000       --           --          --           --
December 31, 1995
  Accumulation Units in
   Force...................   4,204,163      --          --         1,157,063  10,769,830  160,247,280   3,033,587
  Accumulation Unit
   Values..................     $12.904      --          --           $11.271     $15.754       $2.587     $12.461
January 1, 1995*
  Accumulation Unit
   Values..................      --          --          --           $10.000      --          --           --
December 31, 1994
  Accumulation Units in
   Force...................   1,489,517      --          --           --       10,055,959  148,657,108   1,155,647
  Accumulation Unit
   Value...................     $10.083      --          --           --          $12.236       $2.054      $9.723
May 1, 1994*
  Accumulation Unit
   Value...................       10.00      --          --                                                  10.00
December 31, 1993
  Accumulation Units in
   Force...................      --          --          --           --        5,108,957  118,720,649      --
  Accumulation Unit
   Value...................      --          --          --           --          $12.784       $2.142      --
December 31, 1992
  Accumulation Units in
   Force...................      --          --          --           --          698,720   79,582,321      --
  Accumulation Unit
   Value...................      --          --          --           --          $10.989       $1.996      --
May 1, 1992*
  Accumulation Unit
   Value...................      --          --          --           --            10.00      --           --
December 31, 1991
  Accumulation Units in
   Force...................      --          --          --           --           --       42,946,178      --
  Accumulation Unit
   Value...................      --          --          --           --           --           $1.966      --
December 31, 1990
  Accumulation Units in
   Force...................      --          --          --           --           --       14,690,313      --
  Accumulation Unit
   Value...................      --          --          --           --           --           $1.298      --
December 31, 1989
  Accumulation Units in
   Force...................      --          --          --           --           --        3,507,971      --
  Accumulation Unit
   Value...................      --          --          --           --           --           $1.358      --
May 1, 1989*
  Accumulation Unit
   Value...................      --          --          --           --           --          --           --
December 31, 1988
  Accumulation Units in
   Force...................      --          --          --           --           --          684,667      --
  Accumulation Unit
   Value...................      --          --          --           --           --           $1.008      --
May 2, 1988*
  Accumulation Unit
   Value...................      --          --          --           --           --           $1.000      --


------------------------------
*Accumulation Unit Value at Date of initial registration effectiveness.

Audited financial statements of the Separate Account and Fortis Benefits are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the Subaccounts of the Separate Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the Subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total return" is the total change in value of an investment in the Subaccount over period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

FORTIS BENEFITS AND THE SEPARATE
ACCOUNT

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company, the issuer of the Policies, was founded in 1910. At the end of 1997, Fortis Benefits had approximately $94 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV and 50% by Fortis AG. Fortis, Inc. manages the United States operations for these two companies.



Fortis Benefits is a member of the Fortis Financial Group, a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company (formerly Time Insurance Company), offering financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.



Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $167 billion in assets as of year-end 1997.


All of the guarantees and commitments under the Contracts are general obligations of Fortis Benefits, regardless of whether the Contract Value has been allocated to the Separate Account or to the Fixed Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Contracts.

THE SEPARATE ACCOUNT
The Separate Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account D by Fortis Benefits pursuant to the insurance laws of Minnesota as of October 14, 1987. The assets allocated to the Separate Account are the exclusive property of Fortis Benefits. Although the Separate Account is an integral part of Fortis Benefits, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Securities and Exchange Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Assets in the Separate Account representing reserves and liabilities will not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits may accumulate in the Separate Account proceeds from charges under variable annuity contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities. Fortis Benefits may from time to time transfer to its General Account any of such excess amounts.


There are Subaccounts in the Separate Account. The assets in each Subaccount are invested exclusively in a distinct class (or series) of stock issued by the Portfolios, each of which represents a separate investment Portfolio within the Portfolios. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Separate Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any other business we may conduct. New Subaccounts may be added as new Portfolios are added and made available to Contract Owners. Correspondingly, if any Portfolios are eliminated, Subaccounts may be eliminated from the Separate Account.



THE PORTFOLIOS


Contract holders may choose from among a number of different Portfolios, each of which is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuities issued by Fortis Benefits and other life insurance companies. Each Portfolio corresponds to one of the Subaccounts of the Separate Account. The assets of each Portfolio are separate from the others and each Portfolio operates as a separate investment portfolio whose performance has no effect on the investment performance of any other Portfolio. More detailed information for each Portfolio offered, such as its investment policies and restrictions, charges, risks attendant to investing in it, and other aspects of its operations, may be found in the current prospectus for each Portfolio. Such a prospectus for the Portfolios being considered must accompany this Prospectus and should be read in conjunction with it. A copy of each prospectus may be obtained without charge from Fortis Benefits by calling 1-800-800-2000, ext. 3057, or writing P.O. Box 64272, St. Paul, Minnesota 55164.



As indicated, Portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of Fortis Benefits. Although Fortis Benefits does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the Portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Contract Owners and those of other companies, or some other reason. In the event of conflict, Fortis Benefits will take any steps necessary to protect the Contract Owners and variable annuity payees.



Fortis Benefits purchases and redeems Portfolio shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios available for investment by the Separate Account. Each Portfolio corresponds to one of the Subaccounts of the Separate Account. The assets of each Portfolio are separate from the others and each operates as a separate investment portfolio whose performance has no effect on the investment performance of any other Portfolio.

Any dividend or capital gain distributions attributable to Contracts are automatically reinvested in shares of the Portfolio from which they are received at that Portfolio's net asset value on the date paid. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Portfolio and increasing, by an equivalent value, the number of shares outstanding of that Portfolio. However, the value of the interests of Contract Owners, Annuitants and Beneficiaries in the corresponding Subaccount will not change as a result of any such dividends and distributions.


ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS
Fortis Benefits reserves the right to reject any application for a Contract or any purchase payment for any reason. If the issuing instructions can be accepted in the form received, the initial purchase payment will be credited within two Valuation Dates after the later of receipt of the issuing instructions or receipt of the initial purchase payment at Fortis Benefits' Home Office. If the initial purchase payment cannot be credited within five Valuation Dates after receipt because the issuing instructions are incomplete, the initial purchase payment will be returned unless the applicant consents to our retaining the initial purchase payment and crediting it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $50.


The date that the initial purchase payment is applied to the purchase of the Contract is the Contract Date. The Contract Date is the date used to determine Contract years, regardless of when the Contract is delivered. The crediting of investment experience in the Separate Account, or a fixed rate of return in the Fixed Account, begins as of the Contract Date, even if that date is delayed due to the application not being complete.


We will accept additional purchase payments at any time after the Contract Date and prior to the Annuity Commencement Date, as long as the Annuitant is living. Purchase payments (together with any required information identifying the proper Contracts and accounts to be credited with purchase payments) must be transmitted to our Home Office. Additional purchase payments are credited to the Contract and added to the Contract Value as of the end of the Valuation Period in which they are received.

Each additional purchase payment must be at least $50; except that, under Contracts issued in connection with a benefit plan covering employees, it is sufficient that all purchase payments under each Contract at all times average $50. In no case, however, will a purchase payment be accepted if it is less than $25, and we reserve the right to raise this minimum to not more than $100. The total of all purchase payments for all Contracts having the same owner, participant or annuitant may not exceed $1 million (not more than $500,000 allocated to the Fixed Account) without Fortis Benefits' prior approval, and we reserve the right to modify this limitation at any time.

Purchase payments in excess of the initial minimum may be made by monthly draft against the bank account of any Contract Owner that has completed and returned to us a special "Thrift-O-Matic" authorization form that may be obtained from your sales representative or from our Home Office. Arrangements can also be made for purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

We may cancel a Contract if its Contract Value falls below $1,000. (Under our current administrative procedures, however, we will not cancel a Contract during the first two Contract years, if the Contract Value is at least $500 by the end of the first Contract year.) We will provide the Contract Owner with 90 days' written notice so that additional purchase payments may be made in order to raise the Contract Value above the applicable minimum. Otherwise, we may cancel the Contract as of the end of the Valuation Period which includes the next anniversary of the Contract Date. We will consider this a surrender of the Contract and impose the same charges we would impose upon a surrender. See "Total and Partial Surrenders." So long as the Contract Value remains above $1,000, no additional purchase payments under a Contract are ever required.

CONTRACT VALUE
Contract Value is the total of any Separate Account Value in all the Subaccounts of the Separate Account pursuant to a Contract, plus any Fixed Account Value under the Contract. For a discussion of how Fixed Account Value is calculated, see "The Fixed Account."

There is no guaranteed minimum Separate Account Value. The Separate Account Value will reflect the investment experience of the chosen Subaccounts of the Separate Account, all purchase payments made, any partial surrenders, and all charges assessed in connection with the Contract. Therefore, the Separate Account Value changes from Valuation Period to Valuation Period. To the extent Contract Value is allocated to the Separate Account, the Contract Owner bears the entire investment risk.

DETERMINATION OF SEPARATE ACCOUNT VALUE. A Contract's Separate Account Value is based on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a Subaccount on any Valuation Date is equal to the previous value of that Subaccount's Accumulation Unit multiplied by that Subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. Net purchase payments applied to a given Subaccount will be used to purchase Accumulation Units at the unit value of that Subaccount next determined after receipt of a purchase payment. See "Allocation of Purchase Payments and Contract Value--Allocation of Purchase Payments."

At the end of any Valuation Period, a Contract's Separate Account Value in a Subaccount is equal to:

    - The number of Accumulation Units in the Subaccount; times

    - The value of one Accumulation Unit for that Subaccount.

The number of Accumulation Units in each Subaccount is equal to:

    - The initial Accumulation Units purchased on the Contract Date; plus

    - Accumulation Units purchased at the time that additional Net Purchase Payments are allocated to the Subaccount; plus

    - Accumulation Units purchased through transfers from another Subaccount or from the Fixed Account; less

    - Accumulation Units redeemed to pay for the portion of any partial surrenders allocated to the Subaccount; less

    - Accumulation Units redeemed as part of a transfer to another Subaccount or to the Fixed Account; less

    - Accumulation Units redeemed to pay charges under the Contract.

NET INVESTMENT FACTOR. A Subaccount's net investment factor for a Valuation Period is an index number that reflects certain charges to a Contract and the investment performance of the Subaccount during the Valuation Period. If the net investment factor is greater than one, the Subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the Subaccount's Accumulation Unit value has decreased. The net investment factor for a Subaccount is determined by dividing (1) the net asset value per share of the Portfolio shares held by the Subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Portfolio shares held by the Subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operations of the Subaccount or any other taxes which are attributable to the Contract, by (2) the net asset value per share of the Portfolio shares held in the Subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

ALLOCATION OF PURCHASE PAYMENTS. In the application for a Contract, the Contract Owner can allocate Net Purchase Payments, or portions thereof, to the available Subaccounts of the Separate Account or to the Fixed Account, or both. Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future Net Purchase Payments may be changed, without charge, at any time by sending a Written Request to Fortis Benefits' Home Office. Changes in the allocation of future Net Purchase Payments will be effective on the date we receive the Contract Owner's Written Request.

TRANSFERS. Transfers of Contract Value from one available Subaccount to another or into the Fixed Account can be made by the Contract Owner by Written Request to Fortis Benefits' Home Office, or by telephone transfer as described below. There is currently no charge for any transfer. All or part of the Contract Value in one or more Subaccounts of the Separate Account may be transferred at one time. We may in our discretion permit a continuing request for transfers automatically and on a periodic basis. However, we reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers out of a Subaccount during the Accumulation Period. The only current restriction on the frequency of transfers is a prohibition of making transfers INTO the Fixed Account within six months of a transfer out of the Fixed Account. Transfers of Contract Value FROM the Fixed Account are restricted in both amount and timing. See "Fixed Account--Fixed Account Transfers, Total and Partial Surrenders." We will count all transfers between and among the Subaccounts of the Separate Account and the Fixed Account as one transfer, if all the transfer requests are made at the same time as part of one request. We will execute the transfers and determine all values in connection with transfers as of the end of the Valuation Period in which we receive the transfer request.

If you complete and return the telephone transfer section of the application, transfers may be made pursuant to telephone instructions. We will honor telephone transfer instructions from any person who provides the correct identifying information. Fortis Benefits will not be responsible for, and you will bear the risk of loss from, oral instructions, including fraudulent instructions which are reasonably believed to be genuine. We will employ reasonable procedures to confirm that telephone instructions are geniune, but if such procedures are not deemed reasonable, we may be liable for any losses due to unauthorized or fraudulent instructions. Our procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction.


We may modify or terminate our telephone transfer procedures at any time. The number for telephone transfers is 1-800-800-2000 (Ext. 3057).


Certain restrictions on very substantial investments in any one Subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

TOTAL SURRENDERS. The Contract Owner may surrender all of the Cash Surrender Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by a Written Request sent to Fortis Benefits' Home Office. We reserve the right to require that the Contract be returned to us prior to making payment, although this will not affect our determination of the amount of the Cash Surrender Value. Cash Surrender Value is the Contract Value at the end of the Valuation Period during which the Written Request for the total surrender is received by Fortis Benefits at its Home Office, less any applicable surrender charge and less any applicable administrative charge. For a discussion of these charges and the circumstances under which they apply, see "Annual Administrative Charge" and "Surrender Charge."

The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to any total surrender. Surrenders from the Separate Account will generally be paid within seven days of the date of receipt by Fortis Benefits' Home Office of the Written Request. Postponement of payments may occur, however, in certain circumstances. See "Postponement of Payment."

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, and because certain surrenders are subject to a surrender charge, the amount paid upon total surrender of the Cash Surrender Value (taking into account any prior partial surrenders) may be more or less than the total Net Purchase Payments made. After a surrender of the Cash Surrender Value or at any time the Contract Value is zero all rights of the Contract Owner, Annuitant, and any Beneficiary, will terminate.

PARTIAL SURRENDERS. At any time prior to the Annuity Commencement Date and during the lifetime of the Annuitant, you may surrender a portion of the Fixed Account Value and/or the Separate Account Value by sending to Fortis Benefits' Home Office a Written Request. The minimum partial surrender amount is $500, including any surrender charge. If the total Contract Value in both the Separate Account and Fixed Account would be less than $1,000 after the partial surrender, Fortis Benefits will surrender the entire Cash Surrender Value under the Contract. (Under our current administrative procedures, however, we will honor a surrender request during the first two Contract years without regard to the remaining Contract Value.)

In order for a request to be processed, the Contract Owner MUST specify from which Subaccounts of the Separate Account or the Fixed Account a partial surrender should be made and charges deducted.

We will surrender Accumulation Units from the Separate Account and/ or dollar amounts from the Fixed Account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request plus any applicable surrender charge. The partial surrender will be effective at the end of the Valuation Period in which Fortis Benefits receives the Written Request for partial surrender at its Home Office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment."

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also, under tax deferred annuity Contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.) This restriction does not apply to amounts transferred to another investment alternative permitted under a
Section 403(b) retirement arrangement or to amounts attributable to premium payments received prior to January 1, 1989.


BENEFIT PAYABLE ON DEATH OF CONTRACT OWNER (OR ANNUITANT)


If the Contract Owner dies prior to the Annuity Commencement Date, a death benefit will be paid to the Beneficiary. If the Contract Owner is a non-natural person, then a death benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. In such case, if more than one Annuitant has been named, the death benefit payable upon the death of an Annuitant will only be paid upon the death of the last survivor of the persons so named.



The term "decedent" in the death benefit description below refers to the death of the Contract Owner unless the Contract Owner is a non-natural person, in which case it refers to the death of the Annuitant. Also, the death benefit description refers to the age of the Contract Owner. If the Contract Owner is a non-natural person, the relevant age will instead be that of the Annuitant.



Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A Pro Rata Adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the Contract Value. Pro Rata Adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which shall be deemed to be an amount withdrawn), but not for any Contract fee-related surrenders.



The death benefit will equal the greatest of (1), (2) or (3):



(1) The Contract Value as of the date used for valuing the death benefit.



(2) The sum or all Net Purchase Payments made, reduced by Pro Rata Adjustments for each withdrawal.



   The Pro Rata Adjustment for a given withdrawal is equal to:



    (a) the withdrawn amount, divided by



    (b) the Contract Value immediately before the amount was withdrawn, the result multiplied by



    (c) the aggregate amount of all prior Net Purchase Payments less Pro Rata Adjustments for all prior withdrawals.



(3) The highest Anniversary Value of each of the Contract's anniversaries prior to the earlier of: (1) the decedent's death, or (2) the Contract Owner's attainment of age 75.



   An Anniversary Value is equal to:



    (a) the Contract Value on the anniversary, plus



    (b) any Net Purchase Payments made since the anniversary, reduced by



    (c) Pro Rata Adjustments for any withdrawals made since the anniversary.



   The Pro Rata Adjustment for a given withdrawal is equal to:



    (a) the withdrawn amount, divided by



    (b) the Contract Value immediately before the amount was withdrawn, the result multiplied by



    (c) the quantity equal to:



        (i)  the Contract Value on the anniversary, plus



        (ii) Net Purchase Payments made since the anniversary and before the withdrawal, minus



        (iii) Pro Rata Adjustments for withdrawals made since the anniversary and before the given withdrawal.


The death benefit may be reduced by premium taxes where such taxes were imposed upon receipt of purchase payments and were paid by Fortis Benefits in behalf of the Contract Owner. For further information, see "Charges and Deductions--Premium Taxes."

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written Request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a Written Request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The Beneficiary may (a) receive a single sum payment, which terminates the Contract, or (b) select an annuity option. If the Beneficiary selects an annuity option, he or she will have all the rights and privileges of an Annuitant under the Contract. If the Beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death.


If the Contract Owner dies before the Annuity Commencement Date with respect to a Non-Qualified Contract, certain additional requirements are mandated by the Internal Revenue Code, which are discussed below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." It is imperative that Written Notice of the death of the Contract Owner be promptly transmitted to Fortis Benefits at its Home Office, so that arrangements can be made for distribution of the entire interest in the Contract to the Beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the Contract not being treated as an annuity contract for federal income tax purposes, which could have adverse tax consequences.


CONTRACT LOANS (SECTION 403(B) QUALIFIED CONTRACTS ONLY)
During the Accumulation Period, a Contract Owner may request a loan from the Contract Value. If the loan meets the amount and repayment requirements described below, it will not be reported to the Internal Revenue Service as a taxable distribution. Forms provided by us must be used to apply for a Contract Loan. You can obtain these forms from our Home Office.

Any loan will be secured by a security interest in the Contract. An amount equal to the loan will be held in the Fixed Account, where it will be credited with a Fixed Account interest rate, [equal to] the contract guaranteed rate, until the loan is repaid. If necessary, this amount will be transferred from the Subaccounts to the Fixed Account. In this case, the Contract Owner must specify the Subaccounts from which such amount will be transferred or the amount will be transferred proportionately from existing Subaccount balances. The loan and any related transfers will be effective at the end of the Valuation Period in which Fortis Benefits receives at its Home Office all necessary documentation in connection with the loan request. Loan proceeds will be forwarded within seven days thereafter.

There is a loan administrative fee of $100 for each loan. The fee will be deducted from the loan proceeds unless it is submitted along with the loan application. It is not expected that the revenues from these fees will exceed the costs of establishing and administering the Contract loan feature.

Only one outstanding loan at a time is permitted. The loan amount must be at least $1,000.00. The loan amount may not, at the date of the loan, exceed the lesser of (a) 50% of the Contract Value, or (b) $50,000 reduced by the highest outstanding loan balance in the previous 12 months. The 50% limitation above described is further modified, if its application results in a calculated limit of less than $10,000, for a Contract which is part of a plan of a governmental employer, a plan of a church, or a salary reduction contribution-only Section 403(b) plan satisfying the diversification requirements of the Employee Retirement Income Securities Act of 1974. If in the application of the 50% limitation above described for such a Contract a loan limitation of less than $10,000 results, the following limitation is applicable in lieu of the above described 50% limitation (in addition to the loan limitation designated as (b) above): the lesser of (1) $10,000 or (2) the Contract Value less one year's interest on the loan. Loans issued to the Contract Owner under other plans of the same employer may, under Internal Revenue Service rules, reduce the loan available under this Contract.


Your loan may have either a variable rate, or a fixed rate that is fixed for the life of the loan. If we have mailed you an endorsement to your contract providing for a fixed rate, and if you have accepted this endorsement, then your loan will have a fixed rate. Otherwise your loan will have a variable rate.


Loan interest rates are set on August 1st each year and are applicable to all loans made during the 12 months following the date the rate is set.

For variable rate loans the loan interest rate is reset every August 1st. The rate is equal to the greater of (a) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (b) the weighted average Fixed Account interest rate being credited to the contracts as of the preceding July 1st plus 1%.


For fixed rate loans the loan interest rate is equal to the greater of (a) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (b) the minimum guaranteed Fixed Account interest rate specified on the contract.


Repayment of principal and interest must be amortized in no more than five years. However, loans taken for the acquisition of the Annuitant's principal residence may be repaid over a period of 1 to 30 years. Whether or not the loan has been used to acquire a principal residence, interest paid on this loan is "personal interest" as defined in the Internal Revenue Code.

The loan must be repaid in quarterly installments of principal and interest and may be prepaid at any time. The repayment due dates and installment amounts will be provided in a repayment schedule sent to you at least 30 days prior to the installment due date.

If you fail to make loan repayments when due, we will treat the loan as in default and the entire outstanding loan balance will be due at once. Unpaid accrued interest shall be treated as part of the loan balance. Interest shall accrue on the loan balance until you repay it or until we recover the loan balance from the contract when we are permitted to do so by IRS rules.


If loan payments are not made when due, the entire loan balance may become immediately taxable. In such a case, premature distribution taxes as well as ordinary income taxes may be due. Interest accruing on a defaulting loan in subsequent years may also be taxable in such years until the loan balance is repaid.


If any loan amount is outstanding on the Annuity Commencement Date, you may not apply the amount held as security for the loan to an annuity settlement. If the Annuitant or Contract Owner dies before the Annuity Commencement Date, we reserve the right to deduct any amount owed to us from the death benefit.

Transfers from the Fixed Account of the amount held as security for the loan balance are restricted while a Contract loan is outstanding.

Withdrawals from the contract are also restricted while a loan is outstanding. The minimum contract value remaining after any surrender must be at least $1,000 plus 105% of the sum of the outstanding loan plus any unpaid accrued interest.

When the loan balance is fully repaid, amounts held in the Fixed Account can be transferred and amounts held in the contract may be withdrawn, subject to otherwise generally applicable terms and conditions for such transfers or withdrawals.


Contract loans are subject to conditions and requirements under the Internal Revenue Code and, where applicable, ERISA, as well as the terms of any retirement plan in connection with which the contract has been acquired. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons and because the rules vary depending on the individual circumstances of each Contract, Fortis Benefits cautions that employers and Contract Owners should take particular care to consult with qualified advisers before taking action with respect to Contract loans.


THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

The Contract Owner may specify an Annuity Commencement Date, up to age 105, in the application. The Annuity Commencement Date marks the beginning of the period during which an Annuitant receives annuity payments under the Contract. Except for contracts issued in connection with life insurance policies issued by Fortis Benefits, the Annuity Commencement Date must be at least two years after the Contract Date.


Depending on the type of retirement arrangement in connection with which a Contract is issued, amounts that are distributed either too soon or too late may be subject to penalty taxes under the Internal Revenue Code. See "Federal Tax Matters." You should consider this carefully in selecting or changing an Annuity Commencement Date.


In order for the Contract Owner to advance or defer the Annuity Commencement Date, the Contract Owner must submit a Written Request. The request must be received at our Home Office at least 30 days before the then-scheduled Annuity Commencement Date. The new Annuity Commencement Date must also be at least 30 days after the Written Request is received. There is no right to make any total or partial surrender during the Annuity Period.


COMMENCEMENT OF ANNUITY PAYMENTS
If the Contract Value at the end of the Valuation Period which contains the Annuity Commencement Date is less than $5,000, we may pay the entire Contract Value, without the imposition of any charges other than premium taxes, if applicable, in a single sum payment to the Annuitant or other properly designated payee and cancel the Contract.

Otherwise, Fortis Benefits will apply (1) the Fixed Account Value to provide a Fixed Annuity Option and (2) the Separate Account Value in any Subaccount to provide a Variable Annuity Option using the same Subaccount, unless the Contract Owner has notified us by Written Request to apply the Fixed Account Value and Separate Account Value in different proportions. Any such Written Request must be received by us at our Home Office at least 30 days before the Annuity Commencement Date.

Annuity payments under a Fixed or Variable Annuity Option will be made on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If more than one person is named as an Annuitant, the Contract Owner may elect to name one of such persons to be the sole Annuitant as of the Annuity Commencement Date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50. There is no right to make any total or partial surrender during the Annuity Period.

The amount of each annuity payment will depend on the amount of Contract Value applied to an annuity option, the form of annuity selected and the age of the Annuitant. Information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefit plans, is set forth under "Calculation of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity form selected.

The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit Values for the Subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

If a Subaccount on which a variable annuity payment is based has an average effective net investment return higher than 3% (the assumed investment return) per annum during the period between two such annuity payments, the Annuity Unit Value will increase, and the second payment will be higher than the first. Conversely, if the Subaccount's average effective net investment return over the period between the annuity payments is less than 3% per annum, the Annuity Unit Value will decrease, and the second payment will be lower than the first. "Net investment return," for this purpose, refers to the Subaccount's overall investment performance, net of the mortality and expense risk and administrative expense charges, which are assessed at a nominal aggregate annual rate of 1.35%.



We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses, except to the extent that we reserve the right to impose the $30 annual administrative expense charge during the Annuity Period just as we do during the Accumulation Period.


TRANSFERS. During the Annuity Period, the person receiving annuity payments may make up to four transfers a year among Subaccounts or from Subaccounts to the Fixed Account. The current procedures for these transfers are the same as described above under "Allocation of Purchase Payments and Contract Value--Transfers." Transfers out of the Fixed Account are not permitted during the Annuity Period.

ANNUITY FORMS
The Contract Owner may select an annuity form or change a previous selection by Written Request, which must be received by us at least 30 days before the Annuity Commencement Date. Only one annuity form may be selected, although as discussed above, payments under that form may be received on a combination fixed and variable basis. If no annuity form selection is in effect on the Annuity Commencement Date, in most cases we automatically apply Option B (described below), with payments guaranteed for 10 years. If the Contract is issued under certain retirement plans, however, federal pension law may require that any default payments be made pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

The following options are available for fixed annuity payments and for variable annuity payments.

OPTION A, LIFE ANNUITY. Payments are made as of the first Valuation Date of each monthly period during the Annuitant's life, starting with the Annuity Commencement Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this option if the Annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS OR 20
YEARS. Payments are made as of the first Valuation Date of each monthly period starting on the Annuity Commencement Date. Payments will continue as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guaranteed payments to the Beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

OPTION D, JOINT AND ONE-HALF CONTINGENT SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. If the Annuitant dies first, payments will continue to the joint Annuitant at one-half the original amount. If the joint Annuitant dies first, payments will continue to the Annuitant at the original full amount. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

We also have other annuity forms available and information about them can be obtained from your sales representative or by calling or writing to our Home Office.

DEATH OF ANNUITANT OR OTHER PAYEE
Under most annuity forms offered by Fortis Benefits, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-qualified Contracts". Though the rules there described do not apply to Contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

The charges that we assess in connection with the Contracts are described below.

PREMIUM TAXES
The states of South Dakota and Wyoming impose a premium tax upon the receipt of a purchase payment. In those states, and in any other state or jurisdiction where premium taxes or similar assessments are imposed upon the receipt of purchase payments, Fortis Benefits pays such taxes on behalf of the Contract Owner and then will deduct a charge for these amounts from the Contract Value upon the surrender, death of the Annuitant or Contract Owner, or annuitization of the Contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge for such amounts from the Contract Value at that time. In such jurisdictions, the charge will be deducted on a pro-rata basis from the then-current Fixed Account Value and, by redemption of Accumulation Units, the then-current Separate Account Value in each Subaccount. Similarly, Fortis Benefits may deduct premium taxes from the Contract Value when no deduction was made from purchase payments, but is subsequently determined to be due. Conversely, Fortis Benefits will credit to Contract Value the amount of any deductions for premium taxes or similar assessments that are subsequently determined not to be owed.

Applicable premium tax rates depend upon the Contract Owner's then-current place of residence. Currently, premium taxes and similar assessments range from 0% to 3.5% of purchase payments or the amount annuitized. Applicable rates are subject to change by legislation, administrative interpretations or judicial acts.

ANNUAL ADMINISTRATIVE CHARGE

A $30 annual administrative charge is deducted each Contract year from the Contract Value on each anniversary of the Contract Date. (This charge will be lower to the extent legally required in some states.) This charge is to help cover administrative costs such as those incurred in issuing Contracts, establishing and maintaining the records relating to Contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing Contract transactions. This charge will initially be waived during the Annuity Period, although Fortis Benefits reserves the right to reinstitute it at any time. This charge will be waived during the Accumulation Period if the Contract Value at the end of the Contract Year (or upon total surrender) is $25,000 or more.


The annual administrative charge will be deducted by redemption of Accumulation Units from each Subaccount of the Separate Account and from the Fixed Account in the same proportion as the then-current Contract Value is then allocated among those alternatives pursuant to the Contract. If the Contract is totally surrendered, the full annual administrative charge will be deducted at the time of surrender if the Contract Value is less than $25,000 at such time.

CHARGES AGAINST THE SEPARATE ACCOUNT
Certain charges will be assessed as a percentage of the value of the net assets of the Separate Account to compensate Fortis Benefits for risks assumed in connection with the Contract, and administrative expenses which may apply to the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE. We will assess each Subaccount of the Separate Account with a daily charge for mortality and expense risk at a nominal annual rate of 1.25% of the average daily net assets of the Separate Account (consisting of approximately .8% for mortality risk and approximately .45% for expense risk). This charge is assessed during both the Accumulation Period and the Annuity Period. We guarantee not to increase this charge for the duration of the Contract. This charge is assessed daily when determining the value of an Accumulation Unit.

The mortality risk borne by Fortis Benefits arises from its obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy generally, will have any adverse effect on the annuity payments the Annuitant will receive under the Contract. This, therefore, relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement.

In addition, Fortis Benefits bears a mortality risk in that it guarantees to pay a death benefit in a single sum (which may also be taken in the form of an annuity option) upon the death of an Annuitant or Contract Owner prior to the Annuity Commencement Date. No surrender charge is imposed upon the payment of a death benefit, which places a further mortality risk on the Company.

The expense risk assumed is that actual expenses incurred in connection with issuing and administering the Contracts will exceed the limits on administrative charges set in the Contracts.

If the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company.

ADMINISTRATIVE EXPENSE CHARGE. We will assess each Subaccount of the Separate Account with a daily charge at a nominal annual rate of .10% of the average daily net assets of the Subaccount. This charge is imposed during both the Accumulation Period and the Annuity Period. The daily administrative expense charge is assessed to help cover administrative expenses such as those described above under "Annual Administrative Charge." The daily administrative expense charge, like the annual administrative charge, is designed to defray expenses actually incurred. There is no necessary relationship between the amount of administrative charges imposed on a given Contract and the amount of expenses actually attributable to that Contract.

TAX CHARGE. We currently impose no charge for taxes payable by us in connection with this Contract, other than for premium taxes and similar assessments when applicable. We reserve the right to impose a charge for any other taxes that may become payable by us in the future in connection with the Contracts or the Separate Account.

The annual administrative charge and charges against the Separate Account described above are for the purposes described and Fortis Benefits may receive a profit as a result of these charges.

SURRENDER CHARGE
No sales charge is collected or deducted at the time Net Purchase Payments are applied under a Contract. A surrender charge will be assessed on certain total or partial surrenders. The amounts obtained from the surrender charge will be used to partially defray expenses incurred in the sale of the Contracts, including commissions and other promotional or distribution expenses associated with the marketing of the Contracts, and costs associated with the printing and distribution of prospectuses and sales material.

FREE SURRENDERS. The following amounts can be withdrawn from the Contract without a surrender charge:

    - Any purchase payments received by us more than five years prior to the surrender date and that have not been previously surrendered;

    - In any Contract year, up to 10% of the purchase payments received by us less than five years prior to the surrender date (whether or not the purchase payments have been previously surrendered).

Purchase payments not subject to a surrender charge are deemed to be withdrawn first. If all purchase payments have been withdrawn, the remaining earnings can be withdrawn without a surrender charge. That is, surrender charges do not apply to Contract earnings. For this purpose, it is assumed that all purchase payments are withdrawn before earnings are withdrawn. (For federal income tax purposes, however, certain partial surrenders will be deemed to come first from earnings. See "Federal Tax Matters.")

No surrender charge is imposed on annuitization (or payment of a single sum because the Contract Value is less than the minimum required to provide an annuity on the Annuity Commencement Date). Nor is the surrender charge deducted from the payment of any benefit upon the death of an Annuitant or Contract Owner.

In addition, we have an administrative policy to waive surrender charges for full surrenders of Contracts that have been in force for at least ten years provided that the amount then subject to the surrender charge is less than 25% of the Contract Value. Since the Contracts have been offered only since 1988, no such waivers have yet been made. We reserve the right to change or terminate this practice at any time, both for new and for previously issued Contracts.

AMOUNT OF SURRENDER CHARGE. Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is 5% of the purchase payments withdrawn which were received by us less than five years prior to the surrender date.

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient to cover the actual costs of distribution, such costs will be paid from Fortis Benefits' General Account assets, which will include profit, if any, derived from the mortality and expense risk charge.

NURSING CARE/HOSPITALIZATION WAIVER OF SURRENDER CHARGES
Surrender charges will not be assessed when a total or partial withdrawal is requested: (1) after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made; or (2) within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days. Confinement must begin after the effective date of this provision.

Covered persons are the Contract Owner or Owners and the spouse of any Contract Owner if such spouse is the Annuitant. Surrender Charges will not be waived when a confinement is due to substance abuse, mental or personality disorders without a demonstrable organic disease. A degenerative brain disease such as Alzheimer's Disease is considered an organic disease.

This nursing care/hospitalization waiver of surrender charges is provided by means of a rider to the Contract, which has not been approved in all states. Individuals applying for a Contract should check with their Fortis Benefits representative to determine if this rider is available in their state.

MISCELLANEOUS
Because the Separate Account invests in shares of the Portfolios of Fortis' Series, the net assets of the Separate Account will reflect the investment advisory fees and certain other expenses incurred by the Portfolios that are described in the prospectus for Fortis' Series.

REDUCTION OF CHARGES
No surrender charge will be imposed under any Contract owned by (A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the Contract Issue date they are: (1) officers and directors; (2) employees; or (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons; (B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents--or spouses of any such persons); and (C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons).

The annual administrative charge may be reduced or waived when sales of the contract are made to individuals or groups of individuals in such a manner that results in savings or reduction of administrative expense. In no event will reduction or elimination of the annual administrative charge be permitted where such reduction or elimination will be unfairly discriminating to any person.

FIXED ACCOUNT

Contract Owners may allocate Net Purchase Payments and transfer Contract Value to the Fixed Account, in which case such amounts are held in the General Account of Fortis Benefits. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Account. More information regarding the Fixed Account may be obtained from Fortis Benefits' Home Office or from your sales representative.

GENERAL DESCRIPTION
Our obligations with respect to the Fixed Account are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of the assets in our General Account.


Fortis Benefits guarantees that Contract Value in the Fixed Account will accrue interest at an effective annual rate of at least 3%, independent of the actual investment experience of the General Account. We may, at our sole discretion, credit higher rates of interest, although we are not obligated to credit interest in excess of the guaranteed rate of 3% per year. Any interest rate in excess of 3% per year with respect to any amount in the Fixed Account pursuant to a Contract will not be modified more than once each calendar year. Any higher rate of interest will be quoted at an effective annual rate. The rate of any excess interest initially or subsequently credited to any amount can in many cases vary, depending on when that amount was originally allocated to the Fixed Account. Once credited, such interest will be guaranteed and will become part of Contract Value in the Fixed Account from which deductions for fees and charges may be made.


Charges under the Contract are the same as when the Separate Account is being used, except that the 1.35% per annum charged for mortality and expense risk and administrative expenses is not imposed on amounts of Contract Value in the Fixed Account.

FIXED ACCOUNT VALUE
The Contract's Fixed Account Value on any Valuation Date is the sum of the Net Purchase Payments allocated to the Fixed Account, plus any transfers from the Separate Account, plus interest credited to the Fixed Account, less any surrenders, surrender charges or annual administrative charges allocated to the Fixed Account or transfers to the Separate Account.

FIXED ACCOUNT TRANSFERS, TOTAL AND PARTIAL SURRENDERS
Amounts in the Fixed Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Subaccounts of the Separate Account with respect to total and partial surrenders. See "Total and Partial Surrenders."

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Transfers out of the Fixed Account have special limitations. Prior to the
Annuity Commencement Date, Contract Owners may transfer part or all of the Contract Value from the Fixed Account to the Separate Account, provided that (1) no more than one such transfer is made each Contract year, (2) no more than 50% of the Fixed Account Value is transferred at any time (unless the balance in the Fixed Account after the transfer would be less than $1,000, in which case up to the entire balance may be transferred) and (3) at least $500 is transferred at any one time (or, if less, the entire amount in the Fixed Account). Irrespective of the above, we may in our discretion permit a continuing request for transfer of lesser specified amounts automatically on a periodic basis. However, we reserve the right to discontinue or modify any such arrangements at our discretion.

No transfers from the Fixed Account may be made after the Annuity Commencement Date.

GENERAL PROVISIONS

THE CONTRACT
The Contract, copies of any applications, amendments, riders, or endorsements attached to the Contract, and copies of any supplemental applications, amendments, endorsements, or revised Contract pages which are mailed to you are the entire Contract. Only the President, Secretary and Registrar of Fortis Benefits can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by one of these representatives of Fortis Benefits.

The Contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENTS
With respect to amounts in the Subaccounts of the Separate Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by Fortis Benefits at its Home Office.

However, Fortis Benefits may defer the determination, application or payment of any death benefit, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, or any transfer, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for the Contract, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contract Owners.

Fortis Benefits may also defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. Fortis Benefits may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the age or sex of the Annuitant has been misstated, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If we have made any overpayments because of incorrect information about age or sex, or any error or miscalculation, Fortis Benefits will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the rate of 3% per year.


ASSIGNMENT AND OWNERSHIP RIGHTS
Rights and interests under a Qualified Contract may be assigned only in certain narrow circumstances referred to in the Contract. Contract Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. An ownership change must be made in writing and a copy must be sent to Fortis Benefits' Home Office. The change will be effective on the date it was made, although we are not bound by a change until the date we record it. Contract Owner, Annuitant and Beneficiary rights are subject to any assignment of record at the Home Office of Fortis Benefits. An assignment or pledge of a Contract may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY

Before the Annuity Commencement Date the Contract Owner may name or change a beneficiary or a contingent beneficiary by sending a Written Request of the change to Fortis Benefits. Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary, and the right to name a beneficiary other than the spouse may be subject to applicable tax laws and regulations. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments we make or action we take before receiving the Written Request. We also need the consent of any irrevocably named person before making a requested change.



In the event of the death of a Contract Owner, or the Annuitant if the Annuitant is an non-natural person, prior to the Annuity Commencement date the Beneficiary will be determined as follows:


    - If there is any surviving Contract Owner, the surviving Contract Owner will be the Beneficiary (this overrides any other beneficiary designation).

    - If there is no surviving Contract Owner, the Beneficiary will be the beneficiary designated by the Contract Owner.

    - If there is no surviving Contract Owner and no surviving beneficiary who has been designated by the Contract Owner, then the estate of the last surviving Contract Owner will be the Beneficiary.

REPORTS

We will mail to the Contract Owner, at the last known address of record, any reports required by any applicable law or regulation. You should therefore give us prompt written notice of any address change. Each Contract Owner will also be sent an annual and a semi-annual report for the Portfolios and a list of the portfolio securities held in each Portfolio. All reports will be mailed to the person receiving payments during the Annuity Period, rather than to the Contract Owner.


RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgement, they would best serve the interests of Contract Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain your approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

    - To operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

    - To transfer any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove Subaccounts in the Separate Account.


    - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio or the shares of another investment company or any other investment permitted by law.


    - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

    - To change the time or times of day at which a Valuation Date is deemed to have ended.

    - To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges which Fortis Benefits has guaranteed.

DISTRIBUTION

The Contracts will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the Contracts of Fortis Benefits, are also registered representatives of Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts or registered representatives of other broker-dealer firms, or representatives of other firms that are exempt from broker-dealer regulation. Fortis Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.


Fortis Investors will pay a selling allowance to its registered representatives and selling brokers in varying amounts which under normal circumstances is not expected to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.



Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values which are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms, and exempt firms may be eligible for additional compensation based upon meeting certain production standards. Fortis Investors may "chargeback" commissions paid to others if the contract upon which the commission was paid is surrendered or canceled within certain specified time periods.


Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of Contracts. Compensation may include financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns regarding Contracts, and other broker-dealer sponsored programs or events. Compensation may include payment for travel expenses incurred in connection with trips taken by invited sales representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.

Fortis Investors is an indirect subsidiary of Fortis AMEV and Fortis AG and is therefore under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our Home Office.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in the opinion of Fortis Benefits are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a Contract or related retirement plan.

NON-QUALIFIED CONTRACTS
Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Purchase payments made under Non-Qualified Contracts are not excludible or deductible from the gross income of the Contract Owner or any other person. However, any increase in the accumulated value of a Non-Qualified Contract resulting from the investment performance of the Separate Account or interest credited to the Fixed Account is generally not taxable to the Contract Owner or other payee until received by him or her, as surrender proceeds, death benefit proceeds, or otherwise. The exception to this rule is that, generally, Contract Owners who are not natural persons ARE taxed annually for any increase in the Contract Value. However, this exception does not apply in all cases, and you may wish to discuss this with your tax adviser.

The following discussion applies generally to Contracts owned by natural persons.

In general, surrenders or partial withdrawals under Contracts are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. If a Contract Owner assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed to the Contract Owner as ordinary income to the same extent as a partial withdrawal.

With respect to annuity payment options, although the tax consequences may vary depending on the option elected under the Contract, until the investment in the Contract is recovered, generally only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed. In general, an Annuitant's or other payee's "investment in the contract" is the aggregate amount of purchase payments made by him or her. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is determined by a formula which establishes the specific dollar amount of each annuity payment that is not taxed. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected annuity payments. For fixed annuity payments in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment which bears the same ratio to such payment that the "investment in the contract" bears to the total expected return under the Contract. The remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same Contract Owner within the same calendar year will be treated as if they were a single contract.

There is a 10% penalty under the Code on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is (1) made on or after the Contract Owner or other payee reaches age 59 1/2, (2) made to a Beneficiary on or after death of the Contract Owner,
(3) made upon the disability of the Contract Owner or other payee, or (4) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner or the Contract Owner and Beneficiary. Premature distributions may result, for example, from an early Annuity Commencement Date, any early surrender, partial surrender or assignment of a Contract or the early death of an Annuitant who is not the Contract Owner.

A transfer of ownership of a Contract, or designation of an Annuitant or other payee who is not also the Contract Owner, may result in certain income or gift tax consequences to the Contract Owner that are beyond the scope of this discussion. A Contract Owner contemplating any transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such transaction.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS
In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires (a) if the person receiving payments dies on or after the Annuity Commencement Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that person's death; and (b) if any Contract Owner dies prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed (1) within five years after the date of that Contract Owner's death or (2) as annuity payments which will begin within one year of that Contract Owner's death and which will be made over the life of the Contract Owner's designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary. However, if the Contract Owner's designated beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse deemed to be the new Contract Owner for purposes of Section 72(s). Where the Contract Owner or other person receiving payments is not a natural person, the required distributions provided for in Section 72(s) apply upon the death of the primary Annuitant.

No regulations interpreting the requirements of Section 72(s) have yet been issued (although proposed regulations have been issued interpreting similar requirements for qualified plans). Fortis Benefits intends to review and modify the endorsement if necessary to ensure that the Contracts comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, unless the Beneficiary elects otherwise, the above requirements will be satisfied where the death occurs prior to the Annuity Commencement Date by paying the death benefit in a single sum, subject to proof of the Contract Owner's death. The Beneficiary, however, may elect by Written Request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, particularly where the annuitant dies and the annuitant is not the Contract Owner, the IRS may disregard the election for tax purposes and tax the Beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS
The Contract may be used with several types of tax-qualified plans. The tax rules applicable to Contract Owners, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Code on behalf of an individual are excludible from the individual's gross income for tax purposes during the Accumulation Period. The portion, if any, of any purchase payment made by or on behalf of an individual under a Contract that is not excluded from the individual's gross income for tax purposes during the Accumulation Period constitutes the individual's "investment in the contract." Aggregate deferrals under all plans at the employee's option may be subject to limitations.

The Contracts are available in connection with the following types of retirement plans: Section 403(b) annuity plans for employees of certain tax-exempt organizations and public educational institutions; Section 401 or 403(a) qualified pension, profit-sharing or annuity plans; individual retirement annuities ("IRAs") under Section 408(b); simplified employee pension plans ("SEPs") under Section 408(k); SIMPLE IRA Plans under Section 408(p); Section 457 unfunded deferred compensation plans of public employers and tax-exempt organizations; and private employer unfunded deferred compensation plans. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans."

When annuity payments begin, the individual will receive back his or her "investment in the contract" if any, as a tax-free return of capital. The dollar amount of annuity payments received in any year in excess of such return is taxable as ordinary income. When payments are received as an annuity, the tax-free return of capital is treated as if received ratably over the entire period of the annuity until fully recovered (as described above with respect to Non-Qualified Contracts).

WITHHOLDING
Annuity payments and other amounts received under Contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and with respect to certain distributions from certain types of qualified retirement plans unless the proceeds are transferred directly from the qualified retirement plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require Fortis Benefits to disregard the recipient's election if the recipient fails to supply Fortis Benefits with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies Fortis Benefits that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION
The United States Treasury Department has adopted regulations under Section 817(h) of the Code which set standards of diversification for the investments underlying the Contracts, in order for the Contracts to be treated as annuities. Fortis Benefits believes that these diversification standards will be satisfied. Failure to do so would result in immediate taxation to Contract Owners or Annuitants of all returns credited to Contracts, except in the case of certain Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause Contract Owners or Annuitants to be treated as the owners of Separate Account assets for tax purposes. Fortis Benefits reserves the right to amend the Contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if such standards were considered not to embody a new position.

CERTAIN EXCHANGES
Section 1035 of the Code provides generally that no gain or loss will be recognized upon the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange from an Old Contract, a Fortis Benefits variable life insurance policy, or another life insurance policy or annuity contract into a Contract pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code, and your investment in the Contract will be the same as your investment in the contract or policy exchanged. However, an exchange from a Fortis Group Fund or other investment that is not a life insurance or annuity contract may be a taxable event.

Certain existing annuity contracts may be "grandfathered" under various provisions of the tax laws, i.e., subject to more favorable tax treatment than generally offered under current law. For example, certain annuity contracts issued before January 19, 1985 may not be subject to the distribution rules of Code Section 72(s). Also, certain distributions from contracts issued before the same date may not be subject to the 10% penalty tax for premature distributions.
Also, if a contract contained principal on August 13, 1982, that principal may generally be withdrawn in a partial distribution before the withdrawal of any taxable gain in the contract. These "grandfather" provisions may be lost if such contract is exchanged for a Contract. In connection with contracts issued pursuant to Section 1035 exchanges, if the data is provided to us, we can separately track amounts attributable to purchase payments made to the original contract before or after the effective date of the Tax Equity and Fiscal
Responsibility Act of 1982. That separate tracking can preserve certain of the above grandfathered provisions.

Because of the complexity of these matters, you should consult a qualified tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS
Section 403(b)(12) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

    (1) elective contributions made for years beginning after December 31, 1988;

    (2) earnings on those contributions; and

    (3) earnings on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions which accrues after December 31, 1988 may not be distributed in the case of hardship.

VOTING PRIVILEGES


In accordance with its view of current applicable law, Fortis Benefits will vote shares of each of the Portfolios which are attributable to a Contract at regular and special meetings of the shareholders of a Portfolio in proportion to instructions received from the persons having the voting interest in the Contract as of the record date for the corresponding Portfolio shareholders meeting. Contract Owners have the voting interest during the Accumulation
Period, persons receiving annuity payments have the voting interest during the Annuity Period, and Beneficiaries have the voting interest after the death of the Annuitant or Contract Owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote shares of the Portfolios in its own right, it may elect to do so.


During the Accumulation Period, the number of shares of a Portfolio attributable to a Contract is determined by dividing the amount of Contract Value in the corresponding Subaccount pursuant to the Contract as of the record date for the shareholders meeting by the net asset value of one Portfolio share as of that date. During the Annuity Period, or after the death of the Contract Owner or Annuitant, the number of Portfolio shares deemed attributable to the Contract will be computed in a comparable manner, based on the liability for future variable annuity payments allocable to that Subaccount under the Contract as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed interest rate used in determining the number of Annuity Units credited to the Contract and the applicable Annuity Unit value on the record date. During the Annuity Period, the number of votes attributable to a Contract will generally decrease since funds set aside to make the annuity payments will decrease.

Where Contract Owners are permitted to instruct us as to how to vote Portfolio shares, our policy is to permit an Annuitant or payee who is not the Contract
Owner to direct the Contract Owner with respect to the voting of certain
Portfolio shares attributable to his or her Contract. An Annuitant or other payee may direct the Contract Owner with respect to that number of Portfolio shares that is attributable to purchase payments, if any, contributed by such Annuitant or payee and any additional shares, to the extent authorized by an employee benefit plan. (For these purposes, the number of shares attributable to the Annuitant or payee is computed on a basis consistent with that for attributing Portfolio shares to Contract Owners, as described above.)

Contract Owners are to instruct Fortis Benefits to vote in accordance with such directions from Annuitants and payees. Furthermore, Contract Owners are to instruct Fortis Benefits to vote shares of any Portfolio for which directions could have been but were not received from Annuitants and other payees in the same proportion as other shares in that Portfolio attributable to the Contract
Owner which are to be voted in accordance with directions received from Annuitants and other payees. The Contract Owner may instruct us as to the voting of any other shares attributable to Contracts as the Contract Owner may determine. The Separate Account, Fortis Series and Fortis Benefits do not have any obligation to determine whether or not voting directions are requested or received by a Contract Owner or whether or not a Contract Owner has instructed
Fortis Benefits in accordance with directions given by Annuitants and other payees.

Fortis Benefits will vote shares as to which it has received no timely instructions, and any shares attributable to excess amounts Fortis Benefits has accumulated in the related Subaccount, in proportion to the voting instructions which it receives with respect to all Contracts and other variable annuity contracts participating in a Portfolio. To the extent that Fortis Benefits or any affiliated company holds any shares of a Portfolio, they will be voted in the same proportion as instructions for that Portfolio that are received from persons holding the voting interest with respect to all Fortis Benefits separate accounts participating in that Portfolio. Shares held by separate accounts other than the Separate Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the Contracts.


Each person having a voting interest in a Subaccount of the Separate Account will receive proxy material, reports and other materials relating to the appropriate Portfolio. Pursuant to the procedures described above, these persons may give instructions regarding the election of the Board of Directors of a Portfolio, ratification of the selection of its independent auditors, the approval of the investment manager of a Portfolio, changes in fundamental investment policies of a Portfolio and all other matters that are put to a vote of Portfolio shareholders.


                                       20
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STATE REGULATION

Fortis Benefits is subject to regulation and supervision by the Commerce
Department of the State of Minnesota, which periodically examines its affairs.
It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Fortis Benefits intends to satisfy the necessary requirements to sell the Contracts in the District of Columbia and in all states other than New York as soon as possible.

LEGAL MATTERS

The legality of the Contracts described in this Prospectus has been passed upon by David A. Peterson, Esquire, Vice President and Assistant General Counsel of
Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

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
Fortis Benefits...........................................................    2
Calculation of Annuity Payments...........................................    2
Services..................................................................    3
    - Safekeeping of Separate Account Assets..............................    3
    - Experts.............................................................    3
    - Principal Underwriter...............................................    3
Limitation On Allocations.................................................    4
Change of Investment Adviser or Investment Policy.........................    4
Taxation Under Certain Retirement Plans...................................    4
Terms of Exemptive Relief in Connection with Mortality and Expense Risk
 Charge...................................................................    8
Other Information.........................................................    8
Financial Statements......................................................    8
APPENDIX A--Performance Information.......................................  A-1

                                   APPENDIX A
                       SAMPLE DEATH BENEFIT CALCULATIONS

DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY:                                                         EXAMPLE 1    EXAMPLE 2
                                                                                                      -----------  -----------
a.         Purchase Payments Made Prior to Date of Death............................................   $  30,000    $  30,000
b.         Contract Value on Date of Death..........................................................   $  20,000    $  37,000
c.         1 Year Ratchet Option Value..............................................................   $  35,000    $  37,000
Death Benefit is larger of a, b, and c..............................................................   $  35,000    $  37,000


DATE OF DEATH IS THE 5TH CONTRACT ANNIVERSARY:                                                         EXAMPLE 1    EXAMPLE 2
                                                                                                      -----------  -----------
a.         Purchase Payments Made Prior to Date of Death............................................   $  30,000    $  30,000
b.         Contract Value on Date of Death..........................................................   $  32,000    $  35,000
c.         1 Year Ratchet Option Value..............................................................   $  36,000    $  35,000
Death Benefit is larger of a, b, and c..............................................................   $  36,000    $  35,000

DATE OF DEATH IS THE 10TH CONTRACT ANNIVERSARY:                                                        EXAMPLE 1    EXAMPLE 2
                                                                                                      -----------  -----------
a.         Purchase Payments Made Prior to Date of Death............................................   $  30,000    $  30,000
b.         Contract Value on Date of Death..........................................................   $  20,000    $  40,000
c.         1 Year Ratchet Option Value..............................................................   $  34,000    $  40,000
Death Benefit is larger of a, b, and c..............................................................   $  34,000    $  40,000

                      This page left blank intentionally.

                                   APPENDIX B
                      EXPLANATION OF EXPENSE CALCULATIONS


The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Portfolio expense rate plus the annual administrative charge rate.


The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series, is calculated as follows:


          --------------------------------------------------------------------------------------------------------------
           Total Variable Account Annual Expenses                                                                  1.30%
          --------------------------------------------------------------------------------------------------------------
    +      Total Series Fund Operating Expenses                                                                     .66%
          --------------------------------------------------------------------------------------------------------------
    +      Annual Administrative Charge Rate (See Below)                                                            .07%
          --------------------------------------------------------------------------------------------------------------
    =      Total Expense Rate                                                                                      2.08%
          --------------------------------------------------------------------------------------------------------------



The Annual Administrative Charge Rate is calculated by dividing the total Annual Contract Charges we collected in 1997 by the average policy value in force in 1997.



Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = 1000.00 X .0208 = $20.82



Year 2 Beginning Policy Value = $1029.18
Year 2 Expense = 1029.18 X .0208 = $21.43



Year 3 Beginning Policy Value = $1059.21
Year 3 Expense = 1059.21 X .0208 = $22.06



So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to $20.82 + $21.43 + $22.06 = $64.31


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

   Surrender Charge                   (Initial                    10% Free                    Surrender
      Percentage             X         Premium         -         Withdrawal)         =          Charge
         0.05                X       (  $1000.00       -        $100.00     )        =          $45.00


So the total expense if surrendered is $64.31 + $45.00 = $109.31

                      This page left blank intentionally.

   BULK RATE
 U.S. POSTAGE

FORTIS-R-

     PAID
PERMIT NO. 3794

FORTIS FINANCIAL GROUP

MINNEAPOLIS, MN

P.O. BOX 64284
ST. PAUL, MN 55164

PROSPECTUS

MAY 1, 1998

Individual Flexible Premium Deferred Variable Annuity Contracts (Opportunity and
                                    Opportunity +)
                                      Issued by

                          FORTIS BENEFITS INSURANCE COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                     May 1, 1998

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional information be read in conjunction with the Prospectus for a flexible premium deferred variable annuity contract ("Contract"), dated May 1, 1998. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-800-2000, ext. 3057; mailing address: P.O. Box 64272, St. Paul, MN 55164. The Contracts are issued by Fortis Benefits through its Variable Account D (the "Separate Account").

TABLE OF CONTENTS


Fortis Benefits. . . . . . . . . . . . . . . . . . . . . . . . .2
Calculation of Annuity Payments. . . . . . . . . . . . . . . . .2
Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  - Safekeeping of Separate Account Assets . . . . . . . . . . .3
  - Experts. . . . . . . . . . . . . . . . . . . . . . . . . . .3
  - Principal Underwriter. . . . . . . . . . . . . . . . . . . .3
Limitation on Allocations. . . . . . . . . . . . . . . . . . . .4
Change of Investment Adviser or Investment Policy. . . . . . . .4
Taxation Under Certain Retirement Plans. . . . . . . . . . . . .4
Other Information. . . . . . . . . . . . . . . . . . . . . . . .8
Financial Statements . . . . . . . . . . . . . . . . . . . . . .9
Appendix A - Performance Information . . . . . . . . . . . . .A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Contract and other matters which may be of interest to Contract Owners, Annuitants and Beneficiaries. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FORTIS BENEFITS

Fortis Benefits Insurance Company, the issuer of the Contracts, is a Minnesota corporation qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is a wholly-owned subsidiary of Fortis Insurance Company, a stock company originated under the laws of Wisconsin, which itself is a wholly-owned subsidiary of Fortis, Inc. Fortis, Inc. is a corporation based in New York, which manages the United States operations of Fortis AMEV and Fortis AG. Fortis, Inc. is wholly-owned by AMEV/VSB 1990. The latter is 50% owned by Fortis AMEV and 50% owned, through certain subsidiaries, by Fortis AG.

Fortis AMEV is a publicly-traded, multi-national insurance and financial services group headquartered in The Netherlands. Fortis AMEV is an international financial services firm that has been in business since 1847. It is one of the largest holding companies in Europe with subsidiary companies in twelve countries on four continents. Fortis AMEV is the third largest insurance company in the Netherlands. Fortis AG is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis AG is one of the largest life insurance companies in Belgium. Fortis AMEV and Fortis AG have combined assets of approximately $167 billion.

Best's Insurance Reports has assigned Fortis Benefits a rating of A (Excellent) for financial position and operating performance. Fortis Benefits has a rating of AA from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA offer "excellent financial security." These ratings represent such rating agencies' independent opinion of Fortis Benefits' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by Fortis Benefits. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Contract Value of the Contract is computed and that portion of the Contract Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply such amount of Contract Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

ANNUITY UNITS. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Separate Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option--Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of that Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount

(discussed in the Prospectus under "Contract Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% assumed interest rate used in the annuity tables of the Contract.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Contract for each $1,000 of Contract Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Contract Value is allocated among the Subaccounts upon commencement of annuity payments.



Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Contract's Annuity Units for that Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant of the same age with an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between male and female Annuitants in any jurisdiction, including Montana and Massachusetts, where such differences are not permitted. We will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

SERVICES

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to the assets of the Separate Account is held by Fortis Benefits. The assets of the Separate Account are kept segregated and held separate and apart from Fortis Benefit's other assets. Fortis Advisers, Inc., an affiliate of Fortis Benefits, maintains records of all purchases and redemptions of shares of Fortis Series Fund, Inc. held by each of the Subaccounts of the Separate Account.

EXPERTS

The financial statements of Fortis Benefits Insurance Company and Fortis Benefits Insurance Company Variable Account D, appearing in this Statement of Additional Information and Registration Statement, have been audited by Ernst & Young LLP, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Contracts is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Contracts, although it reserves the right to do so. Fortis Benefits paid a total of $29,918,620, $30,567,607 and $27,024,997 to Fortis Investors for annuity contract distribution services during 1995, 1996 and 1997 respectively. Of these totals, the sums of $3,925,959, $7,531,629 and $5,091,431 for the years 1995, 1996 and 1997 respectively, was not reallowed to other broker-dealers. Contracts will be issued for Annuitants from ages zero to ninety in all states, except that the maximum age is 741/2 in Washington state. Contracts are not currently available in New Jersey and New York.

LIMITATION ON ALLOCATIONS


Under the Contract, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interests of ail investors participating in Fortis Series'
Portfolios: a Contract Owner may not invest, allocate, transfer or exchange Contract Value into any Subaccount if the value allocated to that Subaccount under the Contract (and under any other insurance or annuity contracts directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, and subject to Fortis Advisers, Inc.'s right to terminate its investment advisory arrangements with Fortis Series, neither the investment adviser nor any investment policy may be changed without the consent of Fortis Benefits. No investment policy will be changed unless a statement of change is filed with and approved by the Commerce Commissioner of the State of Minnesota. If required, approval of or change of any investment objective will be filed with the Insurance Department of each state where Contracts have been delivered. The Contract Owner (or, after annuity payments start, the Annuitant) will be notified of any material investment policy change which has been approved. Notification of an investment policy change will be provided to Contract Owners prior to its implementation by the Separate Account if Contract Owner comment or vote is required for such change.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Contracts for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(b) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

PURCHASE PAYMENTS. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Contracts for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

TAXATION OF DISTRIBUTIONS. Distributions from a Section 403(b) tax-deferred annuity contract are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 591/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts made for years after December 31, 1988 (plus earnings thereon and earnings on Contract values as of December 31, 1988) will be permitted prior to one of the following events: attainment of age 591/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

REQUIRED DISTRIBUTIONS. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a Non-Qualified Contract, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Contracts that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

TAX FREE EXCHANGES AND ROLLOVERS. The Code provides for the tax-free exchange of one Section 403(b) annuity contract for another Section 403(b) annuity contract, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition,
Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

PURCHASE PAYMENTS. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or
Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

TAXATION OF DISTRIBUTIONS. Distributions from Contracts purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters--Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Contract purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuity contracts.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuity contracts.

TAX-FREE ROLLOVERS. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be required to be withheld from the distribution unless the distribution is transferred directly from the qualified plan to an individual retirement account or annuity.

INDIVIDUAL RETIREMENT ANNUITIES

PURCHASE PAYMENTS. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 701/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age
70 1/2 or for any year thereafter.

TAXATION OF DISTRIBUTIONS. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuity contracts. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Contracts, and reference should be made to that endorsement for its complete terms.

TAX-FREE ROLLOVERS. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions ARE met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

PURCHASE PAYMENTS. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $9,500 in 1997, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

TAXATION OF DISTRIBUTIONS. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

REQUIRED DISTRIBUTIONS. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

TAX-FREE ROLLOVERS. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

PURCHASE PAYMENTS: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

TAXATION OF DISTRIBUTIONS: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participation in the employer's SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

REQUIRED DISTRIBUTIONS: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

TAX-FREE ROLLOVERS: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer's SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

PURCHASE PAYMENTS. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Contracts offered by this Prospectus. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Contract and is entitled only to payment in accordance with the EDCP provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.


DISTRIBUTIONS BEFORE SEPARATION FROM SERVICE. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

REQUIRED DISTRIBUTIONS. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuity contracts. However, if distributions do not commence before the employee's death, the entire interest in the Contract must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

TAX-FREE TRANSFERS. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfer must be with employer consent.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Contract Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

EXCESS DISTRIBUTIONS--15% TAX

Certain persons, particularly those who participate in more than one tax-qualified retirement plan, may be subject to an additional tax of 15% on certain excess aggregate distributions from those plans. In general, excess distributions are taxable distributions from all tax-qualified plans in excess of a specified annual limit for payments made in the form of an annuity (currently, $160,000) or five times the annual limit for lump sum distributions.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

Fortis Benefits relies upon an SEC No-Action letter dated December 22, 1988 providing relief from certain restrictions provided in the Investment Company Act of 1940 relative to restrictions on redemptions and it complies with its conditions.

The computer systems Fortis Benefits uses to process policy transactions and valuations need to be adjusted to be able to continue to administer its policies after Year 2000. Fortis Benefits is devoting all resources necessary to make these systems modifications and expects that the necessary changes will be complete on time and in a way that will result in no disruption to its policy servicing operations. However, as is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on Fortis Benefits' ability to perform its policy servicing operations. Fortis Benefits is closely monitoring these entities to avoid any unforeseen circumstances.

FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this Statement of Additional Information should be considered only as bearing on the ability of Fortis Benefits to meet its obligations under the Contracts.

                            Report of Independent Auditors

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account D (comprising, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500 and Blue Chip Stock Subaccounts; the Norwest Select Fund's ValuGrowth, Intermediate Bond, Small Company Stock and Income Equity Subaccounts; the Scudder Variable Life Investment Fund's International Subaccount; the Alliance Variable Product Series' Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities II, High Income Bond Fund II, Utility II and American Leaders II Subaccounts; the Lexington Funds, Inc.'s Natural Resources Trust and Emerging Markets Subaccounts; the MFS Variable Insurance Trusts' Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Fund's Emerging Markets and Growth Subaccounts; the Strong Variable Insurance Funds' Discovery II, Government Securities II, Advantage II and International II

Subaccounts; the American Century Investments' VP Balanced and VP Growth Subaccounts; the Van Eck Worldwide Insurance Trust's Worldwide Bond Fund and Worldwide Hard Assets Fund Subaccounts; which are for the year ended December 31, 1997 and the period from February 1, 1996 to December 31, 1996, the Federated Insurance Series' U.S. Government Securities II Subaccount; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts which are for the period from May 1, 1997 to December 31, 1997. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolio subaccounts constituting Fortis Benefits Insurance Company Variable Account D at December 31, 1997, and the changes in its net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 27, 1998

                         Fortis Benefits Insurance Company
                                 Variable Account D

                              Statement of Net Assets

                                 December 31, 1997

                                                                                                                   ATTRIBUTABLE TO
                                                                                                                   FORTIS BENEFITS
                                                                                              NET ASSETS AT           INSURANCE
                                                            SHARES              COST           MARKET VALUE            COMPANY
----------------------------------------------------------------------------------------------------------------------------------
Investments in Fortis Series Fund, Inc.:
     Growth Stock                                        14,375,006      $   319,371,939     $   526,688,738         $ -
     U.S. Government Securities                          12,436,321          133,641,350         132,824,879         -
     Money Market                                         4,418,694           48,519,928          48,737,748         -
     Asset Allocation                                    24,886,252          369,053,147         438,465,903         -
     Diversified Income                                   8,183,245           96,070,615          98,063,099         -
     Global Growth                                       13,579,667          192,589,384         275,542,311         -
     Aggressive Growth                                    6,280,567           79,209,399          86,757,870         -
     Growth & Income                                     11,433,483          159,110,074         214,442,986         -
     High Yield                                           5,030,852           51,098,901          54,179,260         -
     Global Asset Allocation                              3,466,188           40,992,002          46,053,856         3,929,345
     Global Bond                                          1,765,333           19,093,344          18,796,550         5,498,223
     International Stock                                  4,743,824           56,508,624          63,379,379         3,929,653
     Value                                                3,534,352           43,077,826          47,432,774           989,974
     S & P 500                                            5,973,876           77,839,842          89,188,764         5,305,433
     Blue Chip Stock                                      4,414,170           55,644,996          65,094,254         5,199,878
Investments in Norwest Select Fund:
     ValuGrowth                                           1,255,007           17,561,630          21,661,424         -
     Intermediate Bond                                      830,073            9,156,722           9,180,606         -
     Small Company Stock                                    901,726           11,658,864          11,506,028         1,673,475
     Income Equity                                        2,910,000           34,946,322          39,808,806         -
Investments in Scudder Variable Life Investment
          Fund
          International                                     438,322            5,596,162           6,184,726         -
Investments in Alliance Variable Product Series:
     Money Market                                         7,052,507            7,052,507           7,052,507         -
     International                                          176,819            2,624,996           2,655,816         -
     Premier Growth                                          95,455            1,984,749           2,003,592         -


                                                                                          NET ASSET VALUE FOR
                                                      ATTRIBUTABLE TO       ACCUMULATION    VARIABLE ANNUITY
                                                          VARIABLE              UNITS        CONTRACTS PER
                                                           ANNUITY           OUTSTANDING    ACCUMULATION UNIT
                                                         CONTRACTS
-------------------------------------------------------------------------------------------------------------
Investments in Fortis Series Fund, Inc.:
     Growth Stock                                    $   526,688,738         157,557,760      $  3.34
     U.S. Government Securities                          132,824,879           7,743,923        17.15
     Money Market                                         48,737,748          31,691,981         1.54
     Asset Allocation                                    438,465,903         156,035,843         2.81
     Diversified Income                                   98,063,099          49,942,498         1.96
     Global Growth                                       275,542,311          14,220,295        19.38
     Aggressive Growth                                    86,757,870           6,551,667        13.24
     Growth & Income                                     214,442,986          11,003,248        19.49
     High Yield                                           54,179,260           4,194,544        12.92
     Global Asset Allocation                              42,124,511           2,918,483        14.43
     Global Bond                                          13,298,327           1,123,401        11.84
     International Stock                                  59,449,726           4,239,821        14.02
     Value                                                46,442,800           3,402,217        13.65
     S & P 500                                            83,883,331           5,698,661        14.72
     Blue Chip Stock                                      59,894,376           4,149,587        14.43
Investments in Norwest Select Fund:
     ValuGrowth                                           21,661,424           1,260,231        17.19
     Intermediate Bond                                     9,180,606             740,789        12.39
     Small Company Stock                                   9,832,553             611,312        16.08
     Income Equity                                        39,808,806           2,920,566        13.63
Investments in Scudder Variable Life Investment
          Fund
          International                                    6,184,726             437,666        14.13
Investments in Alliance Variable Product Series:
     Money Market                                          7,052,507             649,382        10.86
     International                                         2,655,816             245,490        10.82
     Premier Growth                                        2,003,592             127,363        15.73

                          Fortis Benefits Insurance Company
                                  Variable Account D

                         Statement of Net Assets (continued)

                                                                                ATTRIBUTABLE                            NET ASSET
                                                                                     TO                                 VALUE FOR
                                                                                    FORTIS   ATTRIBUTABLE                VARIABLE
                                                                                   BENEFITS      TO       ACCUMULATION    ANNUITY
                                                                    NET ASSETS AT  INSURANCE  VARIABLE       UNIT      CONTRACTS PER
                                                  SHARES     COST    MARKET VALUE   COMPANY    ANNUITY    OUTSTANDING   ACCUMULATION
                                                                                              CONTRACTS                     UNITS
                                                ------------------------------------------------------------------------------------
Investments in SAFECO Resource Series:
   Growth                                       159,934  $4,246,527   $3,734,465    $    -   $3,734,465     255,499        $14.62
   Equity                                        57,151   1,477,843    1,439,067         -    1,439,067     118,412         12.15
Investments in Federated Insurance Series:
   U.S. Government Securities II                 20,249     212,638      213,422         -      213,422      19,937         10.70
   High Income Bond Fund II                     235,896   2,533,079    2,583,066         -    2,583,066     207,634         12.44
   Utility II                                   115,477   1,602,778    1,650,178         -    1,650,178     121,810         13.55
   American Leaders II                          162,682   3,094,027    3,193,445         -    3,193,445     212,945         15.00
Investments in Lexington Funds, Inc.:
   Natural Resources Trust                       77,554   1,209,583    1,156,327         -    1,156,327      90,147         12.83
   Emerging Markets                              71,797     625,202      639,707         -      639,707      77,056          8.30
Investments in MFS Variable Insurance Trust:
   Emerging Growth                              258,277   4,073,740    4,168,592         -    4,168,592     303,026         13.76
   High Income                                   54,983     650,542      679,037         -      679,037      55,017         12.34
   World Government                              10,612     108,301      108,348         -      108,348      10,694         10.13
Investments in Montgomery Variable Funds:
   Emerging Markets                              62,209     665,132      657,547         -      657,547      62,541         10.51
   Growth                                       126,112   1,765,250    1,903,023         -    1,903,023     115,144         16.53
Investments in Strong Variable Insurance Funds:
   Discovery II                                  19,683     247,313      236,792         -      236,792      21,234         11.15
   Government Securities II                           -           -            -         -            -           -             -
   Advantage II                                       -           -            -         -            -           -             -
   International II                              35,494     339,380      330,805         -      330,805      36,547          9.05
Investments in American Century Investments:
   VP Balanced                                   68,765     565,613      566,623         -      566,623      44,869         12.63
   VP Growth                                     14,644     149,824      141,757         -      141,757      15,651          9.06


                          Fortis Benefits Insurance Company
                                  Variable Account D

                         Statement of Net Assets (continued)

                                                                               ATTRIBUTABLE                             NET ASSET
                                                                                 TO FORTIS   ATTRIBUTABLE ACCUMULATIO   VALUE FOR
                                                                  NET ASSETS AT  BENEFITS    TO VARIABLE    N UNITS      VARIABLE
                                         SHARES        COST       MARKET VALUE   INSURANCE      ANNUITY   OUTSTANDING    ANNUITY
                                                                                  COMPANY      CONTRACTS              CONTRACTS PER
                                                                                                                       ACCUMULATION
                                                                                                                           UNIT
                                       --------------------------------------------------------------------------------------------
Investments in Van Eck Worldwide
Insurance Trust:
     Worldwide Bond Fund               25,351   $      277,884 $      278,607  $   -       $      278,607       26,552     $10.49
     Worldwide Hard Assets Fund        84,227        1,381,845      1,323,208      -            1,323,208      135,426      9.77
Investments in Neuberger & Berman,
Inc.:
     AMT Limited Maturity Bond         23,809          334,594        336,187      -              336,187       32,024     10.50
     AMT Partners                      28,668          573,526        590,553      -              590,553       47,329     12.48
Investments in INVESCO, Inc.:
     Health & Sciences                 13,819          149,889        153,663      -              153,663       13,820     11.12
     Industrial Income                 19,806          351,069        337,492      -              337,492       27,808     12.14
     Technology                        14,713          174,352        168,898      -              168,898       14,794     11.42
                                                ----------------------------------------------------------------------
Totals                                          $1,859,213,254 $2,332,292,685  $26,525,981 $2,305,766,704  469,532,644
                                                ----------------------------------------------------------------------
                                                ----------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                          Statement of Changes in Net Assets

                             Year ended December 31, 1997

                                             FORTIS     FORTIS U.S.     FORTIS                    FORTIS      FORTIS      FORTIS
                                             GROWTH     GOVERNMENT      MONEY    FORTIS ASSET  DIVERSIFIED    GLOBAL    AGGRESSIVE
                                              STOCK     SECURITIES      MARKET    ALLOCATION      INCOME      GROWTH      GROWTH
                                        -------------------------------------------------------------------------------------------
OPERATIONS
Dividend income                            $  49,675    $9,784,129    $2,375,151 $ 60,002,739 $  6,905,359  $         - $     1,231
Mortality and expense and policy advance
 charges                                  (7,089,187)   (1,875,555)     (750,583)  (5,433,367)  (1,307,512)  (3,682,512) (1,052,753)
Net realized gain (loss) on investments   20,147,178      (347,001)      820,447    6,303,022      177,507    5,836,551     102,856
Net unrealized appreciation (depreciation)
 of investments during the period         41,012,209     2,402,114      (304,737)   7,447,945    2,515,054   12,455,062   2,161,309
                                        -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                54,119,875     9,963,687     2,140,278   68,320,339    8,290,408   14,609,101   1,212,643

CAPITAL TRANSACTION
Purchase of Variable Account units        11,292,630     5,975,823    49,678,086   25,706,170    3,115,896   19,063,321  14,369,199
Redemption of Variable Account units     (53,729,345)  (38,528,792)  (58,875,709) (27,015,058) (14,932,392) (19,838,860) (5,395,939)
Mortality and expense charges redeemed     7,089,187     1,875,555       750,583    5,433,367    1,307,512    3,682,512   1,052,753
Funding of subaccount by Fortis Benefits
 Insurance Company                                 -             -             -            -            -            -           -
Redemption of Fortis Benefits Insurance
 Company investment in subaccount                  -             -             -            -            -            -           -
Dividend income distribution to Fortis
 Benefits Insurance Company                        -             -             -            -            -            -           -
Net increase (decrease) from capital    -------------------------------------------------------------------------------------------
 transactions                            (35,347,528)  (30,677,414)   (8,447,040)   4,124,479  (10,508,984)   2,906,973  10,026,013
Net assets at beginning of period        507,916,391   153,538,606    55,044,510  366,021,085  100,281,675  258,026,237  75,519,214
                                        -------------------------------------------------------------------------------------------
Net assets at end of period             $526,688,738  $132,824,879   $48,737,748 $438,465,903 $ 98,063,099 $275,542,311 $86,757,870
                                        -------------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                    Statement of Changes in Net Assets (continued)

                             Year ended December 31, 1997

                                                               FORTIS GLOBAL   FORTIS       FORTIS
                                    FORTIS GROWTH  FORTIS HIGH     ASSET       GLOBAL    INTERNATIONAL                 FORTIS
                                      & INCOME        YIELD      ALLOCATION     BOND         STOCK     FORTIS VALUE   S & P 500
                                    -----------------------------------------------------------------------------------------------
OPERATIONS
Dividend income                     $  6,654,164   $   71,851  $ 2,358,159  $   805,285  $ 2,559,479   $ 2,718,491   $ 1,361,090
Mortality and expense and policy
 advance charges                      (2,311,419)    (641,985)    (489,857)    (172,763)    (684,830)     (377,532)     (607,630)
Net realized gain (loss)
 on investments                        1,120,673       85,907      218,706      (68,168)     309,917        61,399       831,297
Net unrealized appreciation
 (depreciation) of investments
 during the period                    33,449,045    4,156,960    2,537,910     (676,900)   2,974,721     3,471,343     9,928,599
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations     38,912,463    3,672,733    4,624,918     (112,546)   5,159,287     5,873,701    11,513,356

CAPITAL TRANSACTIONS
Purchase of Variable Account
 units                                56,082,796   14,037,885    9,248,738    2,704,435   16,326,079    29,249,997    82,381,056
Redemption of Variable Account
 units                                (4,951,613)  (3,986,387)  (1,791,957)  (2,463,332)  (2,103,233)     (695,317)  (23,769,708)
Mortality and expense charges
 redeemed                              2,311,419      641,983      489,857      172,763      684,830       377,532       607,630
Funding of subaccount by Fortis
 Benefits Insurance Company                    -            -            -            -            -             -             -
Redemption of Fortis Benefits
 Insurance Company investment
 in subaccount                                 -            -            -            -            -             -             -
Dividend income distribution to
 Fortis Benefits Insurance Company             -            -     (193,973)    (128,042)    (157,141)      (21,662)      (79,618)
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) from
 capital transactions                 53,442,602   10,693,483    7,752,665      285,824   14,750,535    28,910,550    59,139,360

Net assets at beginning of period    122,087,921   39,813,044   33,676,273   18,623,272   43,469,557    12,648,523    18,536,048
                                    -----------------------------------------------------------------------------------------------
Net assets at end of period         $214,442,986  $54,179,260  $46,053,856  $18,796,550  $63,379,379   $47,432,774   $89,188,764
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                         Fortis Benefits Insurance Company
                                 Variable Account D

                   Statement of Changes in Net Assets (continued)

                            Year ended December 31, 1997


                                                                        NORWEST     NORWEST
                                             FORTIS BLUE    NORWEST  INTERMEDIATE     SMALL      NORWEST     SCUDDER      ALLIANCE
                                                CHIP      VALUGROWTH     BOND       COMPANY      INCOME   INTERNATIONAL MONEY MARKET
                                                STOCK                                 STOCK      EQUITY
                                         ------------------------------------------------------------------------------------------
OPERATIONS
Dividend income                             $   293,654  $   579,724  $  633,659  $ 1,503,400  $   330,791  $   89,071     $375,670
Mortality and expense and policy
 advance charges                               (447,570)    (221,359)   (101,678)     (95,073)    (305,439)    (66,114)     (33,431)
Net realized gain (loss) on investments         107,559      104,535       2,550       25,285       38,572      40,064            -
Net unrealized appreciation
 (depreciation) of investments during
 the period                                   8,118,339    2,305,264     165,968     (863,445)   4,243,198     164,076            -
                                         ------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                    8,071,982    2,768,164     700,499      570,167    4,307,122     227,097       342,239

CAPITAL TRANSACTIONS
Purchase of Variable Account units           42,777,440    8,653,105   3,293,135    5,021,855   25,830,279   2,768,738  168,171,990
Redemption of Variable Account units           (832,257)    (476,484)   (779,906)    (276,048)    (309,223)   (302,454)(167,088,962)
Mortality and expense charges redeemed          447,570      221,359     101,678       95,073      305,439      66,114       33,431
Funding of subaccount by Fortis Benefits
 Insurance Company                                    -            -           -            -            -           -            -
Redemption of Fortis Benefits Insurance
 Company investment in subaccount                     -            -           -            -            -           -            -
Dividend income distribution to Fortis
 Benefits Insurance Company                     (58,517)           -           -            -            -           -            -
                                         ------------------------------------------------------------------------------------------
Net increase (decrease) from capital
 transactions                                42,334,236    8,397,980   2,614,907    4,840,880   25,826,495   2,532,398    1,116,459

Net assets at beginning of period            14,688,036   10,495,280   5,865,200    6,094,981    9,675,189   3,425,231    5,593,809
                                         ------------------------------------------------------------------------------------------
Net assets at end of period                 $65,094,254  $21,661,424  $9,180,606  $11,506,028  $39,808,806  $6,184,726   $7,052,507
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       Fortis Benefits Insurance Company
                              Variable Account D

                Statement of Changes in Net Assets (continued)

                         Year ended December 31, 1997

                                                                                              FEDERATED
                                                           ALLIANCE                               U.S.     FEDERATED
                                             ALLIANCE      PREMIER     SAFECO       SAFECO    GOVERNMENT   HIGH INCOME  FEDERATED
                                           INTERNATIONAL   GROWTH      GROWTH       EQUITY  SECURITIES II* BOND FUND II UTILITY II
                                           ---------------------------------------------------------------------------------------
 OPERATIONS
 Dividend income                           $    19,713  $       954  $   506,511 $   102,844  $    3,957 $    67,548  $    4,035
 Mortality and expense and policy advance
   charges                                      (4,653)      (4,656)      (4,146)     (4,251)       (265)     (3,413)     (1,118)
 Net realized gain (loss) on investments       524,319      185,183      260,166      21,442      (1,381)    120,901      48,748
 Net unrealized appreciation (depreciation)
   of investments during the period             25,774       12,341     (501,499)    (19,125)        784      31,419      44,341
                                           ---------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                   565,153      193,822      261,032     100,910       3,095     216,455      96,006

 CAPITAL TRANSACTIONS
 Purchase of Variable Account units         65,480,879   13,005,720   13,595,285   4,689,201   1,957,483   7,473,177   8,386,519
 Redemption of Variable Account units      (63,692,893) (11,432,296) (10,315,753) (3,551,876) (1,747,421) (6,024,386) (7,031,477)
 Mortality and expense charges redeemed          4,653        4,656        4,146       4,251         265       3,413       1,118
 Funding of subaccount by Fortis Benefits
   Insurance Company                                 -            -            -           -           -           -           -
 Redemption of Fortis Benefits Insurance
   Company investment in subaccount                  -            -            -           -           -           -           -
 Dividend income distribution to Fortis
   Benefits Insurance Company                        -            -            -           -           -           -           -
                                           ---------------------------------------------------------------------------------------
 Net increase (decrease) from capital
   transactions                              1,792,639    1,578,080    3,283,678   1,141,576     210,327   1,452,204    1,356,160

 Net assets at beginning of period             298,024      231,690      189,755     196,581           -     914,407      198,012
                                           ---------------------------------------------------------------------------------------
 Net assets at end of period               $ 2,655,816  $ 2,003,592  $ 3,734,465 $ 1,439,067  $  213,422 $ 2,583,066  $ 1,650,178
                                           ---------------------------------------------------------------------------------------
                                           ---------------------------------------------------------------------------------------

* For the period from May 1, 1997 to December 31, 1997.

SEE ACCOMPANYING NOTES.

                       Fortis Benefits Insurance Company
                              Variable Account D

                Statement of Changes in Net Assets (continued)

                         Year ended December 31, 1997

                                                           LEXINGTON
                                              FEDERATED     NATURAL    LEXINGTON                                        MONTGOMERY
                                               AMERICAN    RESOURCES    EMERGING  MFS EMERGING  MFS HIGH     MFS WORLD   EMERGING
                                              LEADERS II     TRUST      MARKETS      GROWTH       INCOME    GOVERNMENT   MARKETS
                                           ---------------------------------------------------------------------------------------
 OPERATIONS
 Dividend income                            $   11,802  $   37,809   $      238   $    5,222  $        -  $    3,011   $     585
 Mortality and expense and policy advance
   charges                                      (6,487)     (4,044)      (1,766)      (8,094)     (3,208)       (888)     (2,178)
 Net realized gain (loss) on investments       366,916     147,314       22,277      278,077      64,089      (9,538)     17,971
 Net unrealized appreciation (depreciation)
   of investments during the period             87,367     (60,160)      13,703      124,482      28,378        (237)     (9,020)
                                           ---------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                   459,598     120,919       34,452      399,687      89,259      (7,652)      7,358

 CAPITAL TRANSACTIONS
 Purchase of Variable Account units         20,909,386   7,675,556   10,873,736   50,380,648   2,109,055   4,223,973   7,351,843
 Redemption of Variable Account units      (18,677,016) (7,422,947) (10,335,967) (48,657,063) (1,917,469) (4,151,384) (6,894,401)
 Mortality and expense charges redeemed          6,487       4,044        1,766        8,094       3,208         888       2,178
 Funding of subaccount by Fortis Benefits
   Insurance Company                                 -           -            -            -           -           -           -
 Redemption of Fortis Benefits Insurance
   Company investment in subaccount                  -           -            -            -           -           -           -
 Dividend income distribution to Fortis
   Benefits Insurance Company                        -           -            -            -           -           -           -
                                           ---------------------------------------------------------------------------------------
 Net increase (decrease) from capital
   transactions                              2,238,857     256,653      539,535    1,731,679     194,794      73,477     459,620

 Net assets at beginning of period             494,990     778,755       65,720    2,037,226     394,984      42,523     190,569
                                           ---------------------------------------------------------------------------------------
 Net assets at end of period               $ 3,193,445  $1,156,327  $   639,707  $ 4,168,592  $  679,037  $  108,348   $ 657,547
                                           ---------------------------------------------------------------------------------------
                                           ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       Fortis Benefits Insurance Company
                              Variable Account D

                Statement of Changes in Net Assets (continued)

                         Year ended December 31, 1997

                                                         STRONG      STRONG                                   AMERICAN   AMERICAN
                                            MONTGOMERY DISCOVERY   GOVERNMENT    STRONG       STRONG         CENTURY VP   CENTURY
                                             GROWTH     FUND II   SECURITIES II ADVANTAGE II INTERNATIONAL II  BALANCED  VP GROWTH
                                         -----------------------------------------------------------------------------------------
 OPERATIONS
 Dividend income                           $  80,509   $         -  $   4,238 $     6,644     $   25,600 $     8,363  $    2,139
 Mortality and expense and policy advance
   charges                                    (2,758)         (673)      (446)       (122)        (2,462)     (1,284)       (355)
 Net realized gain (loss) on investments     110,597         6,584      1,688       6,199         (1,178)    (65,865)     32,718
 Net unrealized appreciation (depreciation)
   of investments during the period          156,818       (12,707)       277       1,352        (11,451)         51      (7,181)
                                         -----------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                 345,166        (6,796)     5,757      14,073         10,509     (58,735)     27,321

 CAPITAL TRANSACTIONS
 Purchase of Variable Account units        4,720,065     1,491,187    192,449      40,789     13,896,848   9,336,521   5,761,482
 Redemption of Variable Account units     (4,059,313)   (1,339,858)  (267,953)   (356,157)   (13,937,360) (8,825,530) (5,717,321)
 Mortality and expense charges redeemed        2,758           673        446         122          2,462       1,284         355
 Funding of subaccount by Fortis Benefits
   Insurance Company                               -             -          -           -              -           -           -
 Redemption of Fortis Benefits Insurance
   Company investment in subaccount                -             -          -           -              -           -           -
 Dividend income distribution to Fortis
   Benefits Insurance Company                      -             -          -           -              -           -           -
                                         -----------------------------------------------------------------------------------------
 Net increase (decrease) from capital
   transactions                              663,510       152,002    (75,058)   (315,246)       (38,050)    512,275      44,516

 Net assets at beginning of period           894,347        91,586     69,301     301,173        358,346     113,083      69,920
                                         -----------------------------------------------------------------------------------------
 Net assets at end of period             $ 1,903,023   $   236,792  $       -  $        -   $    330,805  $  566,623  $  141,757
                                         -----------------------------------------------------------------------------------------
                                         -----------------------------------------------------------------------------------------



SEE ACCOMPANYING NOTES.

                       Fortis Benefits Insurance Company
                              Variable Account D

                Statement of Changes in Net Assets (continued)

                         Year ended December 31, 1997

                                                        VAN ECK     NEUBERGER &
                                       VAN ECK         WORLDWIDE     BERMAN AMT      NEUBERGER &
                                      WORLDWIDE       HARD ASSETS     LIMITED        BERMAN AMT
                                      BOND FUND          FUND      MATURITY BOND*     PARTNERS*
                                     -------------------------------------------------------------
 OPERATIONS
 Dividend income                      $    1,403     $    21,541   $         -      $        -
 Mortality and expense and policy
   advance charges                        (1,009)         (4,933)         (742)         (1,259)
 Net realized gain (loss) on
   investments                            15,991         176,670         8,178          12,902
 Net unrealized appreciation
   (depreciation) of investments
   during the period                         325         (76,669)        1,593          17,027
                                      -------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations       16,710         116,609         9,029          28,670

 CAPITAL TRANSACTIONS
 Purchase of Variable Account units    2,437,708      13,173,938     3,132,473       1,237,645
 Redemption of Variable Account
   units                              (2,213,520)    (12,443,877)   (2,806,057)       (677,021)
 Mortality and expense charges
   redeemed                                1,009           4,933           742           1,259
 Funding of subaccount by Fortis
   Benefits Insurance Company                  -               -             -               -
 Redemption of Fortis Benefits
   Insurance Company investment in
   subaccount                                  -               -             -               -
 Dividend income distribution to
   Fortis Benefits Insurance Company           -               -             -               -
                                     -------------------------------------------------------------
 Net increase (decrease) from
   capital transactions                  225,197         734,994       327,158         561,883

 Net assets at beginning of period        36,700         471,605             -               -
                                     -------------------------------------------------------------
 Net assets at end of period         $   278,607   $   1,323,208   $   336,187     $   590,553
                                     -------------------------------------------------------------
                                     -------------------------------------------------------------


                                          INVESCO      INVESCO
                                          HEALTH&     INDUSTRIAL     INVESCO        COMBINED
                                         SCIENCES*     INCOME*      TECHNOLOGY* VARIABLE ACCOUNT
                                     -------------------------------------------------------------
 OPERATIONS
 Dividend income                      $    1,508   $      23,677   $         -  $  100,392,623
 Mortality and expense and policy
   advance charges                          (293)           (361)         (393)    (27,814,406)
 Net realized gain (loss) on
   investments                            (3,047)          5,339         1,683      38,273,799
 Net unrealized appreciation
   (depreciation) of investments
   during the period                       3,774         (13,577)       (5,452)    137,496,762
                                     -------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations        1,942          15,078        (4,162)    248,348,778

 CAPITAL TRANSACTIONS
 Purchase of Variable Account units      664,230         512,375     1,293,756     871,752,580
 Redemption of Variable Account
   units                                (512,802)       (190,322)   (1,121,089)   (684,463,505)
 Mortality and expense charges
   redeemed                                  293             361           393      27,814,406
 Funding of subaccount by Fortis
   Benefits Insurance Company                  -               -             -               -
 Redemption of Fortis Benefits
   Insurance Company investment in
   subaccount                                  -               -             -               -
 Dividend income distribution to
   Fortis Benefits Insurance Company           -               -             -        (638,953)
                                     -------------------------------------------------------------
 Net increase (decrease) from
   capital transactions                  151,721         322,414       173,060     214,464,528

 Net assets at beginning of period             -               -             -   1,869,479,379
                                     -------------------------------------------------------------
 Net assets at end of period           $ 153,663       $ 337,492    $  168,898  $2,332,292,685
                                     -------------------------------------------------------------
                                     -------------------------------------------------------------


* For the period from May 1, 1997 to December 31, 1997.

SEE ACCOMPANYING NOTES.

                       Fortis Benefits Insurance Company
                              Variable Account D

                       Statement of Changes in Net Assets

                          Year ended December 31, 1996


                                                            FORTIS U.S.                                 FORTIS
                                            FORTIS GROWTH   GOVERNMENT   FORTIS MONEY  FORTIS ASSET   DIVERSIFIED  FORTIS GLOBAL
                                                STOCK       SECURITIES      MARKET      ALLOCATION      INCOME         GROWTH
                                           ----------------------------------------------------------------------------------------
 OPERTIONS
 Dividend income                             $  1,755,003  $ 11,268,567  $  1,961,696  $ 18,389,804  $  7,814,749  $    349,640
 Mortality and expense and policy advance
   charges                                     (6,383,239)   (2,182,582)     (304,880)   (4,666,220)   (1,375,570)   (2,982,707)
 Net realized gain (loss) on investments        6,173,815      (229,036)      875,419     4,730,794        94,162     1,304,350
 Net unrealized appreciation (depreciation)
   of investments during the period            62,258,164    (8,049,967)     (396,193)   17,669,052    (3,883,159)   34,010,868
                                           -------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting  from operations                  63,803,743       806,982     2,136,042    36,123,430     2,650,182    32,682,151

 CAPITAL TRANSACTIONS
 Purchase of Variable Account units            40,354,935     9,792,095    53,529,569    35,139,069     4,487,798    56,339,715
 Redemption of Variable Account units         (19,671,112)  (32,995,603)  (38,173,512)  (27,343,627)  (12,133,337)   (4,633,717)
 Mortality and expense charges redeemed         6,383,239     2,182,582       304,880     4,666,220     1,375,570     2,982,707
 Funding of subaccount by Fortis Benefits
   Insurance Company                                    -             -             -             -             -             -
 Redemption of Fortis Benefits Insurance
   Company investment in subaccount                     -             -             -             -             -             -
 Dividend income distribution to
   Fortis Benefits Insurance Company                    -             -             -             -             -             -
 Net increase (decrease) from capital      -------------------------------------------------------------------------------------
   transactions                                27,067,062   (21,020,926)   15,660,937    12,461,662    (6,269,969)   54,688,705

 Net assets at beginning of period            417,045,586   173,752,550    37,247,531   317,435,993   103,901,462   170,655,381
                                           -------------------------------------------------------------------------------------
 Net assets at end of period                 $507,916,391  $153,538,606  $ 55,044,510  $366,021,085  $100,281,675  $258,026,237
                                           -------------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       Fortis Benefits Insurance Company
                              Variable Account D

                 Statement of Changes in Net Assets (continued)

                         Year ended December 31, 1996


                                                 FORTIS                                 FORTIS GLOBAL                   FORTIS
                                               AGGRESSIVE  FORTIS GROWTH   FORTIS HIGH      ASSET      FORTIS GLOBAL  INTERNATIONAL
                                                 GROWTH      & INCOME         YIELD       ALLOCATION       BOND          STOCK
                                           ----------------------------------------------------------------------------------------
 OPERATIONS
 Dividend income                              $   130,127  $  3,357,159   $ 3,381,726   $ 1,354,041   $   900,099   $ 1,318,016
 Mortality and expense and policy advance
   charges                                       (818,660)   (1,187,861)     (431,670)     (300,249)     (142,264)     (377,251)
 Net realized gain (loss) on investments        1,462,499       214,625        60,612        62,447        11,779       153,762
 Net unrealized appreciation (depreciation)
   of investments during the period               311,941    14,270,467      (261,534)    2,171,960       394,408     3,249,452
                                           ----------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                    1,085,907    16,654,390     2,749,134     3,288,199     1,164,022     4,343,979

 CAPITAL TRANSACTIONS
 Purchase of Variable Account units            45,154,232    51,705,892    14,950,454    15,032,759     8,709,675    24,843,475
 Redemption of Variable Account units          (9,407,569)   (1,795,563)   (3,738,286)     (743,168)   (2,924,096)   (2,013,891)
 Mortality and expense charges redeemed           818,660     1,187,861       431,670       300,249       142,264       377,251
 Funding of subaccount by Fortis Benefits
   Insurance Company                                    -             -             -     2,944,303     5,030,752     2,926,075
 Redemption of Fortis Benefits Insurance
   Company investment in subaccount                     -             -             -             -             -             -
 Dividend income distribution to Fortis
   Benefits Insurance Company                           -             -             -      (142,728)     (218,365)     (101,798)
                                           ----------------------------------------------------------------------------------------
 Net increase (decrease) from capital
   transactions                                36,565,323    51,098,190    11,643,838    17,391,415    10,740,230    26,031,112

 Net assets at beginning of period             37,867,984    54,335,341    25,420,072    12,996,659     6,719,020    13,094,466
                                           ----------------------------------------------------------------------------------------
 Net assets at end of period                  $75,519,214  $122,087,921   $39,813,044   $33,676,273   $18,623,272   $43,469,557
                                           ----------------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                    Statement of Changes in Net Assets (continued)

                             Year ended December 31, 1996

                                                                             FORTIS                       NORWEST         NORWEST
                                                             FORTIS         BLUE CHIP      NORWEST      INTERMEDIATE   SMALL COMPANY
                                            FORTIS VALUE*   S & P 500*        STOCK*      VALUGROWTH       BOND            STOCK
                                            ----------------------------------------------------------------------------------------
OPERATIONS
Dividend income                             $    67,900    $   102,931    $    50,146    $    82,203     $  266,665     $  512,352
Mortality and expense and policy
  advance charges                               (50,034)       (58,475)       (42,346)      (106,853)       (59,335)       (36,673)
Net realized gain (loss) on investments           4,138         79,382        101,880         55,679          2,306          8,076
Net unrealized appreciation (depreciation)
  of investments during the period              883,605      1,420,323      1,330,919      1,308,423       (240,519)       722,953
                                            ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     905,609      1,544,161      1,440,599      1,339,452        (30,883)     1,206,708

CAPITAL TRANSACTIONS
Purchase of Variable Account units           11,049,449     14,397,817     12,543,584      4,632,105      3,468,748      3,069,610
Redemption of Variable Account units            (62,025)      (990,762)    (2,873,938)      (340,655)      (700,061)      (128,442)
Mortality and expense charges redeemed           50,034         58,475         42,346        106,853         59,335         36,673
Funding of subaccount by Fortis Benefits
  Insurance Company                             710,000      3,550,000      3,550,000              -              -      1,038,350
Redemption of Fortis Benefits Insurance
  Company investment in subaccount                    -              -              -              -              -              -
Dividend income distribution to Fortis
  Benefits Insurance Company                     (4,544)       (23,643)       (14,555)             -              -              -
                                            ----------------------------------------------------------------------------------------
Net increase (decrease) from capital
  transactions                               11,742,914     16,991,887     13,247,437      4,398,303      2,828,022      4,016,191

Net assets at beginning of period                     -              -              -      4,757,525      3,068,061        872,082
                                            ----------------------------------------------------------------------------------------
Net assets at end of period                 $12,648,523    $18,536,048    $14,688,036    $10,495,280     $5,865,200     $6,094,981
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

* For the period from May 1, 1996 to December 31, 1996.

SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                    Statement of Changes in Net Assets (continued)

                             Year ended December 31, 1996


                                               NORWEST                     ALLIANCE                       ALLIANCE
                                               INCOME         SCUDDER        MONEY        ALLIANCE        PREMIER         SAFECO
                                               EQUITY*     INTERNATIONAL   MARKET***    INTERNATIONAL***  GROWTH***       GROWTH**
                                             --------------------------------------------------------------------------------------
OPERATIONS
Dividend income                              $   73,375     $   47,233   $    102,380    $     1,304    $    24,242      $  14,945
Mortality and expense and policy
  advance charges                               (42,286)       (37,291)       (10,300)          (544)          (671)           (48)
Net realized gain (loss) on investments           3,546          7,053              -          1,004         28,494         (6,108)
Net unrealized appreciation (depreciation)
  of investments during the period              619,284        312,160              -          5,046          6,502        (10,564)
                                             --------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     653,919        329,155         92,080          6,810         58,567         (1,775)

CAPITAL TRANSACTIONS
Purchase of Variable Account units            9,076,709      1,328,103     29,009,905      3,914,735      1,256,492        441,504
Redemption of Variable Account units            (97,725)       (80,771)   (23,518,476)    (3,624,065)    (1,084,040)      (250,022)
Mortality and expense charges redeemed           42,286         37,291         10,300            544            671             48
Funding of subaccount by Fortis Benefits
  Insurance Company                                   -              -              -              -              -              -
Redemption of Fortis Benefits Insurance
  Company investment in subaccount                    -              -              -              -              -              -
Dividend income distribution to Fortis
  Benefits Insurance Company                          -              -              -              -              -              -
                                             --------------------------------------------------------------------------------------
Net increase (decrease) from capital
transactions                                  9,021,270      1,284,623      5,501,729        291,214        173,123        191,530

Net assets at beginning of period                     -      1,811,453              -              -              -              -
                                             --------------------------------------------------------------------------------------
Net assets at end of period                  $9,675,189     $3,425,231   $  5,593,809    $   298,024    $   231,690      $ 189,755
                                             --------------------------------------------------------------------------------------
                                             --------------------------------------------------------------------------------------


* For the period from May 1, 1996 to December 31, 1996.
** For the period from December 1, 1996 to December 31, 1996.
*** For the period from February 1, 1996 to December 31, 1996.

SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                    Statement of Changes in Net Assets (continued)

                             Year ended December 31, 1996


                                                                                                         LEXINGTON
                                                             FEDERATED                     FEDERATED      NATURAL      LEXINGTON
                                                SAFECO      HIGH INCOME     FEDERATED      AMERICAN      RESOURCES      EMERGING
                                                EQUITY**  BOND FUND II*** UTILITY II***  LEADERS II***     TRUST***    MARKETS***
                                               ------------------------------------------------------------------------------------
OPERATIONS
Dividend income                                $ 17,950     $   20,894     $    2,018     $    3,741    $     1,130    $         -
Mortality and expense and policy
  advance charges                                   (26)        (1,205)          (203)          (869)          (909)          (253)
Net realized gain (loss) on investments               -          6,428         11,122         22,746         33,868           (583)
Net unrealized appreciation (depreciation)
  of investments during the period              (19,651)        18,570          3,058         12,051          6,904            801
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (1,727)        44,687         15,995         37,669         40,993            (35)

CAPITAL TRANSACTIONS
Purchase of Variable Account units              198,282      1,538,226      1,026,928      1,372,344      2,056,140      1,131,006
Redemption of Variable Account units                  -       (669,711)      (845,114)      (915,892)    (1,319,287)    (1,065,504)
Mortality and expense charges redeemed               26          1,205            203            869            909            253
Funding of subaccount by Fortis Benefits
  Insurance Company                                   -              -              -              -              -              -
Redemption of Fortis Benefits Insurance
  Company investment in subaccount                    -              -              -              -              -              -
Dividend income distribution to Fortis
  Benefits Insurance Company                          -              -              -              -              -              -
                                               ------------------------------------------------------------------------------------
Net increase (decrease) from capital
  transactions                                  198,308        869,720        182,017        457,321        737,762         65,755

Net assets at beginning of period                     -              -              -              -              -              -
                                               ------------------------------------------------------------------------------------
Net assets at end of period                    $196,581     $  914,407     $  198,012     $  494,990    $   778,755    $    65,720
                                               ------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------------


** For the period from December 1, 1996 to December 31, 1996.
*** For the period from February 1, 1996 to December 31, 1996.

SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                    Statement of Changes in Net Assets (continued)

                             Year ended December 31, 1996


                                                                                 MONTGOMERY                STRONG       STRONG
                                         MFS EMERGING   MFS HIGH    MFS WORLD     EMERGING   MONTGOMERY   DISCOVERY   GOVERNMENT
                                           GROWTH***    INCOME***  GOVERNMENT*** MARKETS***  GROWTH***   FUND II*** SECURITIES II***
                                        --------------------------------------------------------------------------------------------
OPERATIONS
Dividend income                         $      8,097    $  21,440   $       -    $     391 $    41,303    $   6,715   $   1,630
Mortality and expense and
  policy advance charges                      (3,876)      (1,019)       (116)        (375)     (1,779)        (544)       (671)
Net realized gain (loss)
  on investments                             148,625       12,701       2,897         (499)     42,751       (5,280)      2,051
Net unrealized appreciation
  (depreciation)of investments
  during the period                          (29,630)         116         283        1,434     (19,045)       2,186        (276)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations           123,216       33,238       3,064          951      63,230        3,077       2,734

CAPITAL TRANSACTIONS
Purchase of Variable Account units        21,176,704      672,340     262,500      801,303   2,961,408      321,349     743,861
Redemption of Variable Account units     (19,266,570)    (311,613)   (223,157)    (612,060) (2,132,070)    (233,384)   (677,965)
Mortality and expense charges redeemed         3,876        1,019         116          375       1,779          544         671
Funding of subaccount by Fortis
  Benefits Insurance Company                       -            -           -            -           -            -           -
Redemption of Fortis Benefits Insurance
  Company investment in subaccount                 -            -           -            -           -            -           -
Dividend income distribution to Fortis
  Benefits Insurance Company                       -            -           -            -           -            -           -
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) from capital
  transactions                             1,914,010      361,746      39,459      189,618     831,117       88,509      66,567

Net assets at beginning of period                  -            -           -            -           -            -           -
                                        --------------------------------------------------------------------------------------------
Net assets at end of period             $  2,037,226    $ 394,984   $  42,523    $ 190,569 $   894,347    $  91,586   $  69,301
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

*** For the period from February 1, 1996 to December 31, 1996.

SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                    Statement of Changes in Net Assets (continued)

                             Year ended December 31, 1996

                                                                                              VAN ECK     VAN ECK
                                            STRONG      STRONG      AMERICAN    AMERICAN     WORLDWIDE   WORLDWIDE      COMBINED
                                          ADVANTAGE  INTERNATIONAL CENTURY VP    CENTURY      BOND      HARD ASSETS     VARIABLE
                                             II***      II***     BALANCED***  VP GROWTH***   FUND***      FUND***      ACCOUNT
                                         -----------------------------------------------------------------------------------------
OPERATIONS
Dividend income                          $    5,379   $    1,058   $      140   $      113  $      468   $    3,629 $   53,462,399
Mortality and expense and policy                (48)         (26)      (1,205)        (203)       (869)      (1,505)   (21,613,710)
  advance charges
Net realized gain (loss) on investments       1,416       15,704        2,990       (5,589)       (109)      (3,564)    15,488,353
Net unrealized appreciation
  (depreciation) of investments during
  the period                                 (1,352)       2,576          959         (886)        398       18,031    128,100,118
                                         -----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   5,395       19,312        2,884       (6,565)       (112)      16,591    175,437,160

CAPITAL TRANSACTIONS
Purchase of Variable Account units        1,277,539    4,776,591      651,649    1,563,734      63,735    2,385,593    499,209,661
Redemption of Variable Account units       (981,809)  (4,437,583)    (542,655)  (1,487,452)    (27,792)  (1,932,084)  (227,006,165)
Mortality and expense charges redeemed           48           26        1,205          203         869        1,505     21,613,710
Funding of subaccount by Fortis
  Benefits Insurance Company                      -            -            -            -           -            -     19,749,480
Redemption of Fortis Benefits Insurance
  Company investment in subaccount                -            -            -            -           -            -              -
Dividend income distribution to Fortis
  Benefits Insurance Company                      -            -            -            -           -            -       (505,633)
                                         -----------------------------------------------------------------------------------------
Net increase (decrease) from capital
  transactions                              295,778      339,034      110,199       76,485      36,812      455,014    313,061,053
Net assets at beginning of period                 -            -            -            -           -            -  1,380,981,166
                                         -----------------------------------------------------------------------------------------
Net assets at end of period              $  301,173   $  358,346   $  113,083   $   69,920  $   36,700   $  471,605 $1,869,479,379
                                         -----------------------------------------------------------------------------------------
                                         -----------------------------------------------------------------------------------------

*** For the period from February 1, 1996 to December 31, 1996.

SEE ACCOMPANYING NOTES.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                            Notes to Financial Statements

                                  December 31, 1997


1. GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account D (the Account) was established as a segregated asset account of Fortis Benefits Insurance Company (Fortis Benefits) on October 14, 1987 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.

Fortis Benefits was founded in 1910. At the end of 1997, Fortis Benefits had approximately $94 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had assets in excess of $167 billion at the end of 1997.

There were forty-nine subaccounts that had activity in 1997, forty-seven of these subaccounts are active, and two are inactive as of December 31, 1997. The investment objectives and policies of each of the Account's subaccounts are as follows.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                            Notes to Financial Statements

                                  December 31, 1997


ACTIVE SUBACCOUNTS

FORTIS SERIES FUND, INC.

- GROWTH STOCK SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


1. GENERAL (CONTINUED)

FORTIS SERIES FUND, INC. (CONTINUED)

- U.S. GOVERNMENT SECURITIES SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

- MONEY MARKET SUBACCOUNT--seeks high level of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

- ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

- DIVERSIFIED INCOME SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

- GLOBAL GROWTH SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

- AGGRESSIVE GROWTH SUBACCOUNT--seeks long-term capital appreciation in equity securities.

- GROWTH & INCOME SUBACCOUNT--seeks growth of capital and current income, through ownership of equity securities that provide an income component and the potential for growth.

- HIGH YIELD SUBACCOUNT--seeks maximum total return through current income and capital appreciation, through ownership of a diversified portfolio of high-yielding fixed-income securities.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


1. GENERAL (CONTINUED)

FORTIS SERIES FUND, INC. (CONTINUED)

- GLOBAL ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of foreign and domestic equity securities during periods when stock market conditions appear favorable, and short-term and long-term foreign and domestic debt instruments during periods when stock market conditions are less favorable.

- GLOBAL BOND SUBACCOUNT--seeks total return from current income and capital appreciation, by investing in a global portfolio of high quality fixed income securities.

- INTERNATIONAL STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in equity securities of non-United States companies.

- VALUE SUBACCOUNT--seeks growth of capital through short and long-term capital appreciation. Investing in equity securities based on the "Value" philosophy.

- S&P 500 SUBACCOUNT--seeks growth of capital by replicating the total return of the Standard & Poor's 500 Composite Stock Price Index.

- BLUE CHIP STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in large and medium-sized blue chip companies.

NORWEST SELECT FUNDS

- VALUGROWTH SUBACCOUNT--seeks growth of capital by investing principally in medium and large capitalization companies that possess above-average growth characteristics and attractive valuations.

- INTERMEDIATE BOND SUBACCOUNT--seeks income through investing primarily in a diversified portfolio of government and corporate bonds in an evenly balanced maturity structure.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


1. GENERAL (CONTINUED)

NORWEST SELECT FUNDS (CONTINUED)

- SMALL COMPANY STOCK SUBACCOUNT--seeks growth of capital by investing primarily in the common stock of small and medium size domestic companies, in the early stage of development or may produce goods and services which have a favorable prospect for growth.

- INCOME EQUITY SUBACCOUNT--seeks income by investing primarily in the common stock of large domestic companies that are perceived to have above-average return potential based on current market valuations.

SCUDDER VARIABLE LIFE INVESTMENT FUND

- INTERNATIONAL SUBACCOUNT--seeks long-term growth of capital primarily through diversified holdings of marketable foreign securities.

ALLIANCE VARIABLE PRODUCT SERIES

- MONEY MARKET SUBACCOUNT--seeks income by investing in money market securities, with less than one year until maturity, and meets the objective of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

- INTERNATIONAL SUBACCOUNT--seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established foreign companies.

- PREMIER GROWTH SUBACCOUNT--seeks growth of capital by pursuing aggressive investment policies, investments will be based upon their potential for capital appreciation.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


1. GENERAL (CONTINUED)

SAFECO RESOURCE SERIES

- GROWTH SUBACCOUNT--seeks growth of capital and the increased income that ordinarily follows from such growth.

- EQUITY SUBACCOUNT--seeks long-term growth of capital and reasonable income by investing principally in common stocks.

FEDERATED INSURANCE SERIES

- U.S. GOVERNMENT SECURITIES II SUBACCOUNT--seeks to provide current income, by investing at least 65% of the value of the assets in securities of the U.S. Government, its agencies or instrumentalities.

- HIGH INCOME BOND FUND II SUBACCOUNT--seek high current income, by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

- UTILITY II SUBACCOUNT--seeks high current income and moderate capital appreciation, by investing primarily in a professionally managed diversified portfolio of equity and debt securities of utility companies.

- AMERICAN LEADERS II SUBACCOUNT--seeks long-term capital growth, by investing the majority of its assets in common stock of "blue chip" companies.

LEXINGTON FUNDS, INC.

- NATURAL RESOURCES TRUST SUBACCOUNT--seeks long-term growth of capital through investments primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies.

- EMERGING MARKETS SUBACCOUNT--seeks long-term growth of capital primarily through investment in equity securities and equivalents of companies domiciled in, or doing business in, emerging countries and emerging markets.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


1. GENERAL (CONTINUED)

MFS VARIABLE INSURANCE TRUST

- EMERGING GROWTH SUBACCOUNT--seeks long-term growth of capital through investment in common stock of companies that are early in their life cycle, with potential to become major enterprises.

- HIGH INCOME SUBACCOUNT--seeks high current income through investing, primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

- WORLD GOVERNMENT SUBACCOUNT--seeks growth of capital, with moderate current income through investment in an internationally diversified portfolio consisting primarily of debt securities and, to a lesser extent, equity securities.

MONTGOMERY VARIABLE FUNDS

- EMERGING MARKETS SUBACCOUNT--seeks long-term growth of capital primarily through investment in equity securities and equivalents of companies domiciled in, or doing business in, emerging countries and emerging markets.

- GROWTH SUBACCOUNT--seeks capital appreciation by investing at least 65% of its assets in the equity securities of domestic companies.

STRONG VARIABLE INSURANCE FUNDS

- DISCOVERY II SUBACCOUNT--seeks capital growth by investing in securities that are believed to represent growth opportunities.

- INTERNATIONAL II SUBACCOUNT--seeks capital growth by investing primarily in equity securities of issuers located outside of the United States.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


1. GENERAL (CONTINUED)

AMERICAN CENTURY INVESTMENTS

- VP BALANCED SUBACCOUNT--seeks capital growth and current income by investing in a combination of common stocks (and other equity equivalents) and fixed income securities.

- VP GROWTH SUBACCOUNT--seeks capital growth by investing in common stocks that have a better than average potential for appreciation.

VAN ECK WORLDWIDE INSURANCE TRUST

- WORLDWIDE BOND FUND SUBACCOUNT--seeks high return through a flexible policy of investing globally, primarily in debt securities.

- WORLDWIDE HARD ASSETS FUND SUBACCOUNT--seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal.

NEUBERGER & BERMAN, INC.

- AMT LIMITED MATURITY BOND SUBACCOUNT--seeks to provide the highest current income consistent with low risk by primarily investing in U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others.

- AMT PARTNERS SUBACCOUNT--seeks capital growth, by investing principally in common stock of any other equity securities of established companies.

INVESCO VARIABLE INVESTMENTS FUNDS, INC.

- HEALTH & SCIENCES SUBACCOUNT--seeks capital appreciation by investing in equity securities of companies that develop, produce or distribute products or services related to health care.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


1. GENERAL (CONTINUED)

INVESCO VARIABLE INVESTMENTS FUNDS, INC. (CONTINUED)

- INDUSTRIAL INCOME SUBACCOUNT--seeks the best possible current income while following sound investment practices. The fund normally invests 65% of its total assets in dividend-paying common stock, and an additional 10% in equity securities that do not pay a regular dividend, with the remainder being invested in corporate bonds.

- TECHNOLOGY SUBACCOUNT--seeks capital appreciation by investing in equity securities of companies in technology-related industries.

INACTIVE SUBACCOUNTS

STRONG VARIABLE INSURANCE FUNDS

- GOVERNMENT SECURITIES II SUBACCOUNT--seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

- ADVANTAGE II SUBACCOUNT--seeks current income with a very low degree of share-price fluctuation, by investing primarily in ultra short-term investment-grade debt obligations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


2. Summary of Significant Accounting Policies (continued)

INVESTMENT INCOME

Dividend income from subaccounts is recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. INVESTMENTS

Investment in shares of the Fortis Series Fund, Inc. Subaccounts are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio. Investment in the other subaccounts is valued at the net asset (market) value per share at the close of business on December 31, 1997, as reported by the respective mutual fund.

The cost of investments sold and redeemed is determined on the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccounts' undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)

Purchases and sales of shares of the Fund are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and average cost of investments sold or redeemed were as follows:


YEAR ENDED DECEMBER 31, 1997
                                                                      SHARES
                                                         --------------------------------         COST OF          COST OF SALES/
                                                            PURCHASED           SOLD             PURCHASES          REDEMPTIONS
                                                         ------------------------------------------------------------------------
  Fortis Series Fund, Inc.:
    Growth Stock                                             335,736          1,531,197       $  11,342,305       $  33,582,166
    U.S. Government Securities                             1,516,213          3,606,464          15,759,952          38,875,792
    Money Market                                           4,699,565          5,310,661          52,053,237          58,055,261
    Asset Allocation                                       4,812,001          1,449,334          85,708,909          20,712,037
    Diversified Income                                       865,982          1,255,212          10,021,255          14,754,885
    Global Growth                                            995,381            999,116          19,063,321          14,002,309
    Aggressive Growth                                      1,136,613            420,068          14,370,430           5,293,083
    Growth & Income                                        3,670,172            288,495          62,736,960           3,830,940
    High Yield                                             1,365,421            386,498          14,109,736           3,900,480
    Global Asset Allocation                                  869,773            147,998          11,606,897           1,767,225
    Global Bond                                              309,549            239,582           3,509,720           2,659,542
    International Stock                                    1,405,870            168,466          18,885,558           1,950,457
    Value                                                  2,474,886             56,145          31,968,488             655,579
    S & P 500                                              6,117,672          1,766,129          83,742,146          23,018,029
    Blue Chip Stock                                        3,219,587             67,752          43,071,094             783,215
  Norwest Select Fund:
    ValuGrowth                                               552,655             28,517           9,232,829             371,949
    Intermediate Bond                                        353,877             70,931           3,926,794             777,355
    Small Company Stock                                      451,498             19,700           6,525,255             250,763
    Income Equity                                          2,067,474             24,292          26,161,070             270,651
  Scudder Variable Life Investment Fund:
    International                                            201,696             21,882           2,857,809             262,389
  Alliance Variable Product Series:
    Money Market                                         168,743,834        167,088,962         168,547,660         167,088,962
    International                                          4,259,167          4,102,363          65,500,592          63,168,574
    Premier Growth                                           659,976            579,278          13,006,674          11,247,113
  SAFECO Resource Series:
    Growth                                                   558,931            408,849          14,101,796          10,055,588
    Equity                                                   200,558            150,645           4,792,045           3,530,435
  Federated Insurance Series:
    U.S. Government Securities II                            189,579            169,330           1,961,440           1,748,802
    High Income Bond Fund II                                 717,728            571,130           7,540,725           5,903,485

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


YEAR ENDED DECEMBER 31, 1997 (CONTINUED)
                                                                      SHARES
                                                         --------------------------------         COST OF          COST OF SALES/
                                                            PURCHASED           SOLD             PURCHASES          REDEMPTIONS
                                                         ------------------------------------------------------------------------
  Federated Insurance Series (continued):
    Utility II                                               654,493            555,782       $    8,390,554      $    6,982,730
    American Leaders II                                    1,176,026          1,045,781           20,921,188          18,310,100
  Lexington Funds, Inc.:
    Natural Resources Trust                                  514,330            491,272            7,713,365           7,275,632
    Emerging Markets                                       1,022,290            957,013           10,873,974          10,313,690
  MFS Variable Insurance Trust:
    Emerging Growth                                        3,384,527          3,280,119           50,385,870          48,378,986
    High Income                                              180,043            161,398            2,109,055           1,853,381
    World Government                                         415,944            409,351            4,226,984           4,160,922
  Montgomery Variable Funds:
    Emerging Markets                                         610,961            569,631            7,352,428           6,876,431
    Growth                                                   360,865            307,287            4,800,574           3,948,716
  Strong Variable Insurance Funds:
    Discovery II                                             122,063            110,861            1,491,187           1,333,274
    Government Securities II                                  19,685             26,896              196,687             266,265
    Advantage II                                               4,923             35,492               47,433             349,958
    International II                                       1,239,125          1,235,541           13,922,448          13,938,538
  American Century Investments:
    VP Balanced                                            1,182,715          1,128,948            9,344,884           8,891,395
    VP Growth                                                566,923            559,107            5,763,621           5,684,603
 Van Eck Worldwide Insurance Trust:
    Worldwide Bond Fund                                      227,792            205,747            2,439,111           2,197,529
    Worldwide Hard Assets Fund                               807,446            751,425           13,195,479          12,267,207
  Neuberger & Berman, Inc.:
    AMT Limited Maturity Bond                                226,730            202,921            3,132,473           2,797,879
    AMT Partners                                              62,683             34,016            1,237,645             664,119
  INVESCO, Inc.:
    Health & Sciences                                         63,755             49,852              665,738             515,849
    Industrial Income                                         30,556             10,750              536,052             184,983
    Technology                                               114,405             99,648            1,293,756           1,119,404

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


YEAR ENDED DECEMBER 31, 1996
                                                                      SHARES
                                                         --------------------------------         COST OF          COST OF SALES/
                                                            PURCHASED           SOLD             PURCHASES          REDEMPTIONS
                                                         ------------------------------------------------------------------------
  Fortis Series Fund, Inc.:
    Growth Stock                                           1,370,049            636,480       $  42,109,938       $  13,497,297
    U.S. Government Securities                             2,026,793          3,066,517          21,060,662          33,224,639
    Money Market                                           5,073,668          3,484,284          55,491,265          37,298,093
    Asset Allocation                                       3,197,739          1,656,181          53,528,873          22,612,833
    Diversified Income                                     1,059,188          1,005,530          12,302,547          12,039,175
    Global Growth                                          3,199,292            254,987          56,689,355           3,329,367
    Aggressive Growth                                      3,211,708            654,509          45,284,359           7,945,070
    Growth & Income                                        3,941,717            123,779          55,063,051           1,580,938
    High Yield                                             1,807,146            365,643          18,332,180           3,677,674
    Global Asset Allocation                                1,559,894             73,695          16,386,800             823,449
    Global Bond                                            1,364,526            280,803           9,609,774           3,130,682
    International Stock                                    2,507,267            175,126          26,161,491           1,961,927
    Value                                                  1,116,954              3,953          11,117,349              62,431
    S & P 500                                              1,704,862             90,342          14,500,748             935,023
    Blue Chip Stock                                        1,529,208            271,863          12,593,730           2,786,613
  Norwest Select Fund:
    ValuGrowth                                               353,709             25,400           4,714,308             284,976
    Intermediate Bond                                        348,598             64,140           3,735,413             697,755
    Small Company Stock                                      383,591              9,976           3,581,962             120,366
    Income Equity                                            862,403              9,655           9,150,084              94,179
  Scudder Variable Life Investment Fund:
    International                                            102,501              6,404           1,375,336              73,718
  Alliance Variable Product Series:
    Money Market                                          29,112,285         23,518,475          29,112,285          23,518,476
    International                                            267,100            245,510           3,916,039           3,623,061
    Premier Growth                                            85,058             69,550           1,280,734           1,055,546
  SAFECO Resource Series:
    Growth                                                    22,197             12,345             456,449             256,130
    Equity                                                     9,848                  -             216,232                   -
  Federated Insurance Series:
    High Income Bond Fund II                                 157,321             67,532           1,559,120             663,283
    Utility II                                                90,922             74,159           1,028,946             833,992
    American Leaders II                                       95,526             62,716           1,376,085             893,146
  Lexington Funds, Inc.:
    Natural Resources Trust                                  152,853             98,312           2,057,270           1,285,419
    Emerging Markets                                         113,436            106,965           1,131,006           1,066,087

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


YEAR ENDED DECEMBER 31, 1996 (CONTINUED)
                                                                      SHARES
                                                         --------------------------------         COST OF          COST OF SALES/
                                                            PURCHASED           SOLD             PURCHASES          REDEMPTIONS
                                                         ------------------------------------------------------------------------
  MFS Variable Insurance Trust:
    Emerging Growth                                        1,578,769          1,407,439       $  21,184,801       $  19,117,945
    High Income                                               63,722             27,858             693,780             298,912
    World Government                                          25,429             21,388             262,500             220,260
  Montgomery Variable Funds:
    Emerging Markets                                          76,490             58,302             801,694             612,559
    Growth                                                   247,860            176,044           3,002,711           2,089,319
  Strong Variable Insurance Funds:
    Discovery II                                              30,107             21,579             328,064             238,664
    Government Securities II                                  77,845             70,643             745,491             675,914
    Advantage II                                             127,142             97,506           1,282,918             980,393
    International II                                         426,367            397,453           4,777,649           4,457,879
  American Century Investments:
    VP Balanced                                               81,810             72,450             651,789             539,665
    VP Growth                                                151,040            144,527           1,563,847           1,481,863
  Van Eck Worldwide Insurance Trust:
    Worldwide Bond Fund                                        6,378              2,578              64,203              27,683
    Worldwide Hard Assets Fund                               146,445            118,292           2,389,222           1,928,520

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1997:


                                                            COST OF
                                             SHARES         SHARES
                                          ----------------------------
  Fortis Series Fund, Inc.:
    Global Asset Allocation                 295,737      $ 3,040,051
    Global Bond                             516,382        5,230,947
    International Stock                     294,127        3,002,830
    Value                                    73,766          752,487
    S & P 500                               355,359        3,584,178
    Blue Chip Stock                         352,534        3,534,435
  Norwest Select Fund:
    Small Company Stock                     131,150        1,389,185

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


4. ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATION EXPENSES

Fortis Benefits assumed all organizational expenses of the Account.

PREMIUM TAXES

Where premium taxes or similar assessments are imposed by states or other jurisdiction upon receipt of purchase payments, Fortis Benefits pays such taxes on behalf of the contract owner and then will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdiction where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge on a pro rata basis from the contract value at that time.

POLICY ADMINISTRATION CHARGE

A $35 annual policy administrative charge is deducted each contract year from value of each Opportunity Variable Annuity and Masters Variable Annuity and $30 for each Norwest Passage Variable Annuity and Value Advantage Plus Variable Annuity on each anniversary of the contract date and upon total surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more, for the Opportunity Variable Annuity, Masters Variable Annuity and Norwest Passage Variable Annuity.

MORTALITY AND EXPENSE RISK CHARGE

Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Masters Variable Annuity and Norwest Passage Variable Annuity a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets. For the Value Advantage Plus Variable Annuity the mortality and expense risk charge is assessed at an annual rate of 0.45%.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


4. ORGANIZATIONAL EXPENSES AND OTHER CHARGES (CONTINUED)

ADMINISTRATIVE CHARGE

Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity and Masters Variable Annuity a daily charge for administrative expense at annual rate of 0.10% of the net assets. For the Norwest Passage Variable Annuity the mortality and expense risk charge is assessed at an annual rate of 0.15%.

SURRENDER CHARGE

FREE SURRENDERS
The following amounts can be withdrawn from the contract without a surrender charge:

- Any purchase payments received more than five years prior to the surrender date for Opportunity Variable Annuity and seven years for Master Variable Annuity and have not been previously surrendered.

- In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity and seven years prior to the surrender date for Masters Variable Annuity.

- For Master Variable Annuity any earnings that have not been previously surrendered.

-    For Value Advantage Plus Variable Annuity there is no surrender charge.

AMOUNT OF SURRENDER CHARGE
Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% during the first five years on the Opportunity Variable Annuity and Norwest Passage Variable Annuity contracts with a sliding scale down to zero by the end of the fifth year, and is set at 7% during the first seven years of the Master Variable Annuity contracts, with a sliding scale down to zero by the end of the seventh year. Surrender charges collected by Fortis Benefits were $3,567,880 and $2,727,170 in 1997 and 1996, respectively.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


5. FEDERAL INCOME TAXES

The operations of the Account form part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset value of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.

6. RELATED PARTY TRANSACTIONS

Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. The fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $14,415,172 and $11,076,174 in 1997 and 1996, respectively.

7. YEAR 2000 ISSUE (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Account. The Account has no computer systems of its own but is dependent upon the systems of Fortis Benefits, Fortis Advisers and certain other third parties.

                          Fortis Benefits Insurance Company
                                  Variable Account D

                      Notes to Financial Statements (continued)


7. YEAR 2000 ISSUE (UNAUDITED) (CONTINUED)

A comprehensive review of Fortis Benefits' and Fortis Advisers' computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. Fortis Benefits' and Fortis Advisers' goal is to complete internal remediation and testing of each system by early 1999. The Year 2000 readiness of the unaffiliated investment managers and other third parties whose system failures could have an impact on the Account's operations is currently being evaluated. The potential materiality of any such impact is not known at this time.

APPENDIX A

PERFORMANCE INFORMATION

In advertising and other sales material for the Contracts, yield and total return information for the Subaccounts of the Separate Account may be included. The information below provides investment results for the indicated Subaccounts of the Separate Account. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

YIELD CALCULATIONS

Yield information for the Money Market Subaccount will be based on the seven days ended on a specified date. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account (after the deduction of all asset based charges) having a balance of one Accumulation Unit at the beginning of the period, subtracting a proportionate amount of the annual administrative charge (based on average Contract size), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent. The seven day yield for the Money Market Subaccount as of December 31, 1997 was 4.24%.

An effective yield may also be quoted for the Money Market Subaccount. Effective yield is calculated by compounding the current yield as follows:
                                                   365/7
       Effective Yield =  [(Base Period Return + 1)     ] - 1

The seven day effective yield for the Money Market Subaccount as of December 31, 1997 was 4.32%.

Yield information for the other Subaccounts will be based on the thirty days ended on a specified date and carried to the nearest hundredth of a percent, according to the following formula:

                               |           6    |
                               |(  a-b    )     |
                       Yield=2 |( ----- +1)  -1 |
                               |(  cd     )     |
                               |                |

Where: a = net investment income earned during the period by the Portfolio whose shares are owned by the Subaccount.

       b = expenses accrued for the period, including a proportionate amount of the annual administrative charge (based on average Contract size),

       c = the average daily number of Accumulation Units outstanding during the period, and

       d = the offering price per Accumulation Unit at the end of the last day of the period.


The following table sets forth yield figures for the thirty days ended December 31, 1997:


          SUBACCOUNT                                         YIELD
          ----------                                         -----

     U.S. Government Securities..............................7.62%
     Diversified Income......................................8.60%
     High Yield..............................................6.87%
     Global Bond.............................................3.78%


TOTAL RETURN CALCULATIONS

Total return information will be given for the one year and five year periods ended on a specific date, provided that, if the registration statement has been effective for a Subaccount only during a shorter period, then such shorter period will be used.

AVERAGE ANNUAL TOTAL RETURN

Total average annual compounded rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

             n
     P(1 + T) = CSV

Where:    P = a hypothetical initial purchase payment of $1000,

          T = average annual total return,

          n = number of years, and

          CSV = end of period Cash Surrender Value of hypothetical $1000 purchase payment made at the beginning of the period.

The following table shows total average annual rates of return for the period indicated:


                                     ONE-YEAR      FIVE-YEAR    COMMENCEMENT OF
                                     --------      ---------    ---------------
       SUBACCOUNT                  PERIOD ENDED   PERIOD ENDED SUBACCOUNT (1) TO
       ----------                  ------------   ------------ -----------------
                                 DEC. 31, 1997  DEC. 31, 1997(1)   DEC. 31, 1997
                                 -------------  ----------------   -------------
 GROWTH STOCK                        7.40%           8.10%           11.96%

 U.S. GOVERNMENT SECURITIES          4.13%           1.79%            3.54%

 DIVERSIFIED INCOME                  5.43%           3.23%            5.30%

 ASSET ALLOCATION                   15.12%           8.63%            9.92%

 GLOBAL GROWTH                       1.89%           9.86%           10.66%

 HIGH YIELD                          4.78%             N/A            4.77%

 GROWTH & INCOME                    22.50%             N/A           18.14%

 AGGRESSIVE GROWTH                  (3.44%)            N/A           21.91%

 GLOBAL ASSET ALLOCATION             8.50%             N/A            5.55%

 GLOBAL BOND                        (4.54%)            N/A            2.56%

 INTERNATIONAL STOCK                 6.99%             N/A            9.06%

 VALUE                              20.06%             N/A           14.85%

 S & P 500                          27.05%             N/A           20.94%

 BLUE CHIP                          21.75%             N/A           20.94%



-----------------------
(1) Commencing with effective date of initial registration statement for Global Growth Subaccount on May 1, 1992,

     U.S. Government Securities Subaccount on May 1, 1989, High Yield Subaccount, Growth & Income Subaccount, and Aggressive Growth Subaccount on May 1, 1994, Global Bond Subaccount, Global Asset Allocation Subaccount, International Stock Subaccount on January 2, 1995, Value Subaccount, Blue Chip Stock Subaccount, and S & P 500 Index Subaccount on January 1, 1996, and for all other Subaccounts on May 2, 1988.

CUMULATIVE TOTAL RETURN

Total cumulative rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:


          CTR = CSV - P  100
                -------
                 P

Where:    P = a hypothetical initial purchase payment of $1,000,

          CTR = cumulative total return, and

          CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.


                                     ONE-YEAR      FIVE-YEAR
                                     --------      ---------
       SUBACCOUNT                  PERIOD ENDED   PERIOD ENDED   COMMENCEMENT TO
       ----------                  ------------   ------------   ---------------
                                 DEC. 31, 1997  DEC. 31, 1997(1)   DEC. 31, 1997
                                 -------------  ----------------   -------------
 GROWTH STOCK                        7.40%          47.63%          198.10%

 U.S. GOVERNMENT SECURITIES          4.13%           9.27%           40.00%

 DIVERSIFIED INCOME                  5.43%          17.23%           64.80%

 ASSET ALLOCATION                   15.12%          51.27%          149.50%

 GLOBAL GROWTH                       1.89%          60.02%           77.58%

 HIGH YIELD                          4.77%             N/A           18.67%

 GROWTH & INCOME                    22.50%             N/A           84.39%

 AGGRESSIVE GROWTH                  (3.44%)            N/A           21.91%

 GLOBAL ASSET ALLOCATION             8.50%             N/A           33.84%

 GLOBAL BOND                        (4.54%)            N/A            7.87%

 INTERNATIONAL STOCK                 6.99%             N/A           29.72%

 VALUE                              20.06%             N/A           26.02%

 S & P 500                          27.05%             N/A           37.37%

 BLUE CHIP                          21.75%             N/A           33.79%


--------------------------

(1) Commencing with effective date of initial registration statement for Global Growth Subaccount on May 1, 1992, U.S. Government Securities Subaccount on May 1, 1989, High Yield Subaccount, Growth & Income Subaccount and Aggressive Growth Subaccount on May 1, 1994, Global Bond Subaccount, Global Asset Allocation Subaccount, International Stock Subaccount on January 2, 1995, Value Subaccount, Blue Chip Stock Subaccount, and S & P 500 Index Subaccount on January 1, 1996, and for all other Subaccounts on May 2, 1988.

Yield figures do not reflect any surrender charge, and yield and total return figures do not reflect any premium tax charge. Yield and total return figures do reflect the reimbursement of certain Fortis Series expenses. Current Fixed Account effective annual rates of interest may also be quoted in advertising and other sales materials, and these rates do not reflect any deductions or charges.

Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:


PORTFOLIO NAME                  RATING SERVICE                                         CATEGORY
International Stock            Morningstar Publications, Inc.                          Foreign Stock
Subaccount                     Lipper Analytical Services, Inc.                        International Fund
                               Variable Annuity Research & Data Service                International Stock

Global Growth                  Morningstar Publications, Inc.                          World Stock
Subaccount                     Lipper Analytical Services, Inc.                        Global Fund
                               Variable Annuity Research & Data Service                International Stock

Global Asset                   Morningstar Publications, Inc.                          International Hybrid
Allocation Subaccount          Lipper Analytical Services, Inc.                        Global Flexible Portfolio
                               Variable Annuity Research & Data Service                Balanced/International

Aggressive Growth              Morningstar Publications, Inc.                          Small Growth
Subaccount                     Lipper Analytical Services, Inc.                        Small Cap Fund
                               Variable Annuity Research & Data Service                Aggressive Growth

Small Cap Value                Morningstar Publications, Inc.                          Small Value
Subaccount                     Lipper Analytical Services, Inc.                        Small Cap Fund
                               Variable Annuity Research & Data Service                Small Company Funds

GrowthStock                    Morningstar Publications, Inc.                          Mid Cap Growth
Subaccount                     Lipper Analytical Services, Inc.                        Mid Cap Fund
                               Variable Annuity Research & Data Service                Growth

Mid Cap Stock                  Morningstar Publications, Inc.                          Mid Cap Blend
Subaccount                     Lipper Analytical Services, Inc.                        Mid Cap Fund
                               Variable Annuity Research & Data Service                All Equity Funds

Large Cap Growth               Morningstar Publications, Inc.                          Large Blend
Subaccount                     Lipper Analytical Services, Inc.                        Growth Fund
                               Variable Annuity Research & Data Service                Growth

Blue Chip Stock                Morningstar Publications, Inc.                          Large Blend
Subaccount                     Lipper Analytical Services, Inc.                        Growth Fund
                               Variable Annuity Research & Data Service                Growth

S&P 500 Index                  Morningstar Publications, Inc.                          Large Blend
Subaccount                     Lipper Analytical Services, Inc.   S& P 500             Index Fund
                               Variable Annuity Research & Data Service                Growth and Income Funds

Growth & Income                Morningstar Publications, Inc.                          Mid Cap Blend
Subaccount                     Lipper Analytical Services, Inc.                        Growth & Income
                               Variable Annuity Research & Data Service                Growth and Income


                                                                     A-4





Value Subaccount               Morningstar Publications, Inc.                          Large Blend
                               Lipper Analytical Services, Inc.                        Growth & Income
                               Variable Annuity Research & Data Service                Equity-Income

Asset Allocation               Morningstar Publications, Inc.                          Domestic Hybrid
Subaccount                     Lipper Analytical Services, Inc.                        Flexible Portfolio
                               Variable Annuity Research & Data Service                Balanced

Global Bond                    Morningstar Publications, Inc.                          International Bond
Subaccount                     Lipper Analytical Services, Inc.                        Global Income
                               Variable Annuity Research & Data Service                International Bonds

High Yield                     Morningstar Publications, Inc.                          High Yield Bond
Subaccount                     Lipper Analytical Services, Inc.                        High Current Yield
                               Variable Annuity Research & Data Service                Corporate Bond High Yield

Diversified Income             Morningstar Publications, Inc.                          Intermediate-Term Bond
Subaccount                     Lipper Analytical Services, Inc.                        Corp Debt BBB Rated
                               Variable Annuity Research & Data Service                Corporate Bond General Funds

U.S. Government                Morningstar Publications, Inc.                          Intermediate Government
Subaccount                     Lipper Analytical Services, Inc.                        Intermediate U.S. Govt.
                               Variable Annuity Research & Data Service                Government Bond General Funds

Money Market                   Morningstar Publications, Inc.                          Money Market
Subaccount                     Lipper Analytical Services, Inc.                        Money Market
                               Variable Annuity Research & Data Service                Money Market

                                        PART C
                                  OTHER INFORMATION


Item 24.  FINANCIAL STATEMENT AND EXHIBITS

     a.   Financial Statements included in Part B:

          The following financial statements of Variable Account D:

               Report of Ernst & Young LLP, independent auditors for Variable Account D.

               Statement of Net Assets as of December 31, 1997.

               Statements of Changes in Net Assets for the years ended December 31, 1997, 1996 and 1995.

               Notes to Financial Statements

          The following financial statements of Fortis Benefits Insurance
          Company:

               Report of Ernst & Young LLP, independent auditors for Fortis Benefits Insurance Company.

               Balance Sheets of Fortis Benefits Insurance Company as of December 31, 1997 and 1996.

               Statements of Income, Statements of Changes in Shareholder's Equity and Statements of Cash Flows of Fortis Benefits Insurance Company for the years ended December 31, 1997, 1996 and 1995.

               Notes to Financial Statements for Fortis Benefits Insurance Company.

          There are no financial statements included in Part A.

     b.   Exhibits:

          1. Resolution of the Board of Directors of Fortis Benefits Insurance Company effecting the establishment of Variable Account D (filed as part of the initial filing of this Form N-4 registration statement filed on December 31, 1987).

          2.   Not applicable


          3. (a) Form of Principal Underwriter and Administrative Servicing Agreement (incorporated by reference from Form N-4 registration statement, File No. 33-73986, filed on January 11, 1994).

               (b) Form of Amendment to Principal Underwriter and Administrative Servicing Agreement (incorporated by reference from Form N-4 registration statement, File No. 33-73986, filed on January 11, 1994).

               (c) Form of Dealer Sales Agreement (filed as a part of Post-Effective Amendment No. 12 to this Form N-4 registration statement filed on December 22, 1994).


          4. (a) Form of Variable Annuity Contract - (filed as a part of Post-Effective Amendment No. 13 to this Form N-4 registration statement filed April 27, 1995).

               (b)  Form of  Enhanced Variable Annuity Contract--filed herewith.

               (c) Form of IRA Endorsement (filed as part of 1933 Act Pre-Effective Amendment No. 1 to this Form N-4 registration statement filed on April 18, 1988).

               (d) Tax Deferred Annuity Loan Agreement Form (filed as a part of 1933 Act Post Effective Amendment No. 9 to this Form N-4 registration statement filed April 29, 1993).

               (e) Form of Section 403(b) Annuity Endorsement (filed as part of 1933 Act Post-Effective Amendment No. 3 to this Form N-4 registration statement filed on March 1, 1990).

               (f) Nursing Care/Hospitalization Waiver of Surrender Charge Rider - (filed as a part of Post-Effective Amendment No. 13 to this Form N-1 registration statement filed April 27,
                    1995).

               (g) Enhanced Death Benefit Rider (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D contemporaneously herewith, File No. 33-37577.)

          5. (a) Form of Application for Variable Annuity Contract (including telephone authorization form)(filed as a part of 1933 Act Post-Effective Amendment No. 6 to this Form N-4 registration statement filed on March 2, 1992).

               (b) Annuity Contract Exchange Form (filed as part of 1933 Act Pre-Effective Amendment No. 1 to this Form N-4 registration statement filed on April 18, 1988).

          6. (a) Articles of Incorporation of depositor (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919).

               (b) By-laws of depositor (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919).

               (c) Certificate of Amendment to Articles of Incorporation and By-laws of depositor dated November 21, 1991 (filed as a part of 1933 Act Post-Effective Amendment No 6 to this Form N-4 registration statement filed on March 2, 1992).

          7.   None.

          8.   None.

          9. Opinion and consent of John W. Norton, Esq, as to the legality of the securities being registered (filed as part of 1933 Act Post-Effective Amendment No. 2 to this Form N-4 registration statement filed on April 28, 1989).


          10.  (a)  Consent of Ernst & Young LLP--filed herewith.

               (b) Power of Attorney for Messrs. Freedman, Clayton, Keller and Pollock (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on December 17, 1993, File No. 33-73138).

          11.  Not  applicable.

          12.  Not  applicable.

          13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21--filed herewith.

          14.  Financial Data Schedule --previously filed.

Item 25.  DIRECTORS AND OFFICERS OF FORTIS BENEFITS

The directors, executive officers, and, to the extent responsible for variable annuity operations, other officers of Fortis Benefits are listed below.

  NAME AND PRINCIPAL                               OFFICES WITH DEPOSITOR
   BUSINESS ADDRESS                                ----------------------
  ------------------

OFFICER-DIRECTOR
----------------
Robert Brian Pollock (4)                           President and Chief
                                                   Executive Officer

Thomas Michael Keller (5)                          President--Fortis Healthcare

Dean C. Kopperud (1)                               President--Fortis
                                                   Financial Group

OTHER DIRECTORS
---------------
Allen Royal Freedman (2)                           Chairman of the Board

J. Kerry Clayton (2)

Arie Aristide Fakkert (3)

OTHER OFFICERS
--------------
Michael John Peninger (4)                          Senior Vice President-
                                                   Chief Financial Officer

Peggy L. Ettestad (1)                              Senior Vice President - Life
                                                   Operations

Rhonda J. Schwartz (1)                             Vice President and General
                                                   Counsel -- Life and
                                                   Investment Products

Jon H. Nicholson (1)                               Senior Vice President -
                                                   Annuities

Melinda S. Urion (1)                               Senior Vice President and
                                                   Chief Financial Officer

Dickson W. Lewis (1)                               Senior Vice President--
                                                   Distribution and Marketing
---------------------------

(1)  Address:  Fortis Benefits Insurance Company, P. O. Box 64271, St. Paul, MN
               55164.

(2)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(3)  Address:  Fortis AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(4)  Address:  2323 Grand Avenue, Kansas City, MO 64108.

(5)  Address:  515 West Wells, Milwaukee, WI 53201.

Item 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
          REGISTRANT

Variable Accounts C and D of Fortis Benefits Insurance Company are separate accounts of Fortis Benefits. These separate accounts, certain separate accounts assumed from St. Paul Life Insurance Company, and Fortis Series Fund, Inc. may be deemed to be controlled by Fortis Benefits, although Fortis Benefits follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. All of these entities are created under Minnesota law and are the funding media for variable life insurance and annuity contracts issued or assumed by Fortis Benefits.

The chart indicating the persons controlled by or under common control with Fortis Benefits is hereby incorporated by reference from the response to Item 26 in Post-Effective Amendment No. 24 to the Form N-4 registration statement of Fortis Benefits and its Variable Account D filed on April 28, 1994, File No. 33-37577. Fortis Benefits has no subsidiaries.

Item 27.  NUMBER OF CONTRACT OWNERS

     As of March 31, 1998 there were 53,789 Contract owners.

Item 28.  INDEMNIFICATION

Pursuant to the Principal Underwriter and Administrative Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated by this reference, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Variable Account D, Fortis Benefits, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3
(c) and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Contracts agree to indemnify Fortis Benefits, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omissions of said selling firm or its officers, directors, employees, controlling persons or agents.

Also, Fortis Benefit's By-Laws (see Article VI, Section 5 thereof, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of Fortis Benefit's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses in a civil proceeding if it appears that the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in, or not opposed to, the best interests of Fortis Benefits and if such person has received no improper personal benefit, or in a criminal proceeding if the person seeking indemnification also has no reasonable cause of believe his conduct was unlawful.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Fortis Benefits or the Separate Account pursuant to the foregoing provisions, or otherwise, Fortis Benefits and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Fortis Benefits of expenses incurred or paid by a director, officer or controlling person of Fortis Benefits or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, Fortis Benefits will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Fortis Investors, Inc. is the principal underwriter for Variable Account D. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Variable Account D and Fortis Series Fund, Inc.):
          Variable Account C of Fortis Benefits, Variable Account A of First Fortis Life Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc., and Special Portfolios, Inc.

     (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors,
          Inc.:

NAME AND PRINCIPAL                             POSITIONS AND OFFICES
 BUSINESS ADDRESS                                 WITH UNDERWRITER
------------------                             ---------------------

Roger W. Arnold *                              Vice President

Robert W. Beltz, Jr.*                          Vice President and Director

Jeffrey R. Black *                             Business Development and
                                               Sales Desk Officer

Mark C. Cadalbert*                             Compliance Officer

Peter M. Delahanty *                           Vice President

Tamara L. Fagely*                              2nd Vice President

Joanne M. Herron*                              Assistant Treasurer
John E. Hite*                                  Assistant Secretary
                                               and Vice President

Carol M. Houghtby*                             Vice President, Treasurer
                                               and Director

Dean C. Kopperud*                              President and Director

Christine D. Pawlenty *                        Custom Solutions Group Officer

Mary B. Petersen *                             2nd Vice President

Scott R. Plummer*                              Vice President & Corporate
                                               Counsel
-------------------------

*    Address:  500 Bielenberg Drive, Woodbury, Mn 55125.

     (c)   None

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by Fortis Benefits Insurance Company, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Item 31.  MANAGEMENT SERVICES

     None.

Item 32.  UNDERTAKINGS

The Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Fortis Benefits Insurance Company represents:

     (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the

          Registrant associated with the Contracts, the expenses to be incurred by the

          Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.

The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1) - (4) thereof.

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf in the City of St. Paul, State of Minnesota on this 17th day of April, 1998

                         VARIABLE ACCOUNT D OF
                         FORTIS BENEFITS INSURANCE COMPANY
                         (Registrant)

                         By: FORTIS BENEFITS INSURANCE COMPANY

                         By:        /s/
                             --------------------------------------
                              Robert Brian Pollock, President

                         FORTIS BENEFITS INSURANCE COMPANY

                         By:       /s/
                             --------------------------------------
                              Robert Brian Pollock, President

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons, in the capacities indicated, on April 17, 1998.

SIGNATURE                       TITLE WITH FORTIS BENEFITS
---------                       --------------------------
*
-------------------------
 Allen R. Freedman              Chairman of the Board

*
-------------------------
 J. Kerry Clayton               Director

*
-------------------------
 Thomas Michael Keller          Director


-------------------------
 Arie Aristide Fakkert          Director

   /s/
-------------------------
 Dean C. Kopperud               Director

   /s/
-------------------------
 Robert Brian Pollock           President and Director (Chief
                                Executive Officer)

   /s/
----------------------
 Michael John Peninger          Senior Vice President, Controller and Treasurer
                                (Principal Accounting Officer and Principal
                                Financial Officer)

*By:  /s/
     -----------------------
     Robert Brian Pollock
     Attorney-in-Fact

                                    Exhibit Index


EXHIBIT NO.
----------

     4(b)           Form of Enhanced Variable Annuity Contract

     10(a)          Consent of Auditors

     14             Schedules of Computation